UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.
                BlackRock Balanced Capital Portfolio
                BlackRock Bond Portfolio
                BlackRock Fundamental Growth Portfolio
                BlackRock Global Allocation Portfolio
                BlackRock High Income Portfolio
                BlackRock Government Income Portfolio
                BlackRock Large Cap Core Portfolio
                BlackRock Money Market Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 -  Report to Stockholders

BlackRock Series Fund, Inc.
================================================================================

o     BlackRock Balanced Capital Portfolio

o     BlackRock Bond Portfolio

o     BlackRock Fundamental Growth Portfolio

o     BlackRock Global Allocation Portfolio

o     BlackRock Government Income Portfolio

o     BlackRock High Income Portfolio

o     BlackRock Large Cap Core Portfolio

o     BlackRock Money Market Portfolio

Annual Report
December 31, 2006

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Annual Report -- December 31, 2006
A Letter to Shareholders
================================================================================

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006

------------------------------------------------------------------------------------------------------------------
                                                                                             6-month    12-month
------------------------------------------------------------------------------------------------------------------
U.S. equities (Standard & Poor's 500 Index)............................................      +12.74%     +15.79%
Small cap U.S. equities (Russell 2000 Index)...........................................      + 9.38      +18.37
International equities (MSCI Europe, Australasia, Far East Index)......................      +14.69      +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)....................................      + 5.09      + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index).........................      + 4.55      + 4.84
High yield bonds (Credit Suisse High Yield Index)......................................      + 8.14      +11.92
------------------------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted early in the year and remained inverted for much of 2006. The 10-year Treasury yield remained in the 4.5%-5% range most of the year and ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, including our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                                         Sincerely,

                                                         /s/ Robert C. Doll, Jr.
                                                         -----------------------
                                                         Robert C. Doll, Jr.
                                                         President and Director

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Annual Report -- December 31, 2006
A Discussion With Your Funds' Portfolio Managers
================================================================================
BlackRock Balanced Capital Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Balanced Capital Portfolio (formerly Mercury Balanced Capital Strategy Portfolio) returned +14.09%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +15.79%, the benchmark Lehman Brothers Aggregate Bond Index returned +4.33% and the Lipper Mixed-Asset Target Allocation Growth Funds (Variable Products) category had an average return of +10.41%. (Funds in this Lipper category maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

Despite substantial uncertainty and volatility, stock prices posted handsome gains for the 12 months ended December 31, 2006. Changing investor perceptions over the pace of economic growth, intensity of inflationary pressures, direction of Federal Reserve Board (the Fed) monetary policy, appropriate level of commodity prices and outlook for corporate profits were the primary market drivers during the year. Ultimately, investors concluded that the expected cessation of interest rate increases by the Fed and the significant decline in energy prices would foster a more hospitable environment for equities. The value style of investing continued to outpace the growth style of investing and smaller-capitalization companies outperformed their larger brethren, though all major style and capitalization categories produced positive returns for the year. Gains in the fixed income market were more muted, with most of the positive performance realized in the September quarter when bond investors began to react favorably to the expected slowdown in economic growth and change in Fed policy.

What factors most influenced Portfolio performance?

Asset allocation was favorable and equities substantially exceeded their benchmark return while bonds slightly underperformed their benchmark. Within the equity portfolio, good stock selection in the information technology sector was the primary driver of the outperformance, led by better than 30% returns from positions in Commscope, Inc., Cisco Systems, Inc. and Accenture Ltd. and by having only a small position in Intel Corp., which declined more than 10% for the year. Good stock selection in the consumer discretionary sector further aided performance, led by solid gains from positions in McDonald's Corp., Limited Brands, Inc. and Comcast Corp. Our underweight position and good stock selection in health care, the market's weakest-performing sector for the year, also contributed to results, led by a near 25% gain in our holding in Baxter International, Inc. and our avoidance of Amgen, Inc. and United Healthcare Group, Inc., each of which declined more than 13% for the year. These areas of outperformance more than offset relative weakness in the energy sector, where poor stock selection detracted from Portfolio results. This was largely due to our owning only a small position in Exxon Mobil Corp., which rose almost 40%, and not owning any shares of Chevron Corp., which rose 34%. Our underweight position in telecommunications, the market's strongest-performing sector for the year, also impaired performance. In particular, we missed an 80% advance in shares of BellSouth Corp.

The performance of the fixed income portfolio was influenced by our duration profile, yield curve strategy and sector allocation decisions. We actively adjusted the portfolio's duration profile throughout the year based on our assessment of interest rate direction, with mixed results. In terms of specific fixed income sectors, our underweight position in corporate bonds and mortgages, coupled with an overweight in structured products for much of the year, benefited performance.

What changes were made to the Portfolio during the period?

We continued to adjust our holdings over the year in response to ongoing market volatility. Within the equity portfolio, we further repositioned our technology holdings, reducing positions in Cisco Systems, Applied Materials, Inc. and Microsoft Corp., eliminating Commscope, Citrix Systems, Inc. and Intel, adding to existing positions in Hewlett-Packard Co., Electronic Arts, Inc. and Symantec Corp., and introducing

Juniper Networks, Inc., Sun Microsystems, Inc. and Yahoo! Inc. to the Portfolio. We reduced the size of our Cisco holding after a 60% gain in 2006 and sold our position in CommScope after a near-doubling in the stock price over the past 24 months. We trimmed our holding in Applied Materials based on our expectation for a near-term peak in the company's pace of order activity. We sold Intel due to its weakening competitive position and deteriorating profit margins. At Hewlett-Packard, fundamentals continue to improve while valuation remains very attractive. Juniper declined 20% on the day of the company's fourth-quarter earnings announcement, affording us an attractive buying opportunity. Sun has spent the better part of five years reengineering its core product line and is now poised to regain market share and reverse a multiyear profit drought. At video game manufacturer Electronic Arts, we are attracted by the company's No. 1 market share position and the recent video game console upgrade cycle as Microsoft, Sony and Nintendo have all launched next-generation platforms. Finally, we believe Yahoo! represents an attractive value after a 35% stock price decline, as it affords us a reasonably priced way to invest in the rapid growth of Internet advertising.

In other sectors, we established more substantial positions in two reinsurance companies, Endurance Specialty Holdings Ltd. and RenaissanceRe Holdings Ltd., as the market outlook for property and casualty insurers improved dramatically over the past year. We trimmed exposure to the media sector, reducing our position in Walt Disney Co. while eliminating Interpublic Group of Cos., Inc. and Viacom, Inc. from the Portfolio. The long-awaited turnaround for global advertising agency Interpublic Group continues to be reduced in magnitude and delayed in timing, suggesting that significant progress is unlikely to occur within a reasonable investment time horizon. At Viacom, the sudden firing of the CEO prompted us to revaluate our investment position. We reduced our position in Raytheon Co. and eliminated Northrop Grumman Corp. from the Portfolio on concern about a slowing pace of defense budget growth and increasing pressures on program pricing. We sold our position in Sara Lee Corp. and reinvested the proceeds to expand existing positions in Unilever NV and Cadbury Schweppes Plc, where we believe fundamental trends are more robust. We added to selected industrial holdings like Textron, Inc. and 3M Co. on weakness, as we believe their stock prices fail to capture these companies' favorable prospects.

A new management team assumed responsibility for the fixed income portfolio in the fourth quarter and, at that time, shifted the portfolio's duration from long to short versus the benchmark. This is consistent with the team's view that the Fed is likely to remain on hold rather than cut interest rates as markets had been anticipating. Also in the fixed income portfolio, exposure to spread sectors was refined throughout the year in an effort to enhance portfolio yield without incurring excessive risk. For the most part, high-quality spread sectors, particularly commercial mortgage-backed securities and asset-backed securities, were favored.

How would you characterize the Portfolio's position at the close of the period?

At year-end, 61.6% of the Portfolio's net assets was invested in equities, 31.5% in fixed income securities and 6.9% in cash equivalents. While we continue to anticipate a constructive environment for equities, we are increasingly concerned that the recent sharp gain in the market has more than amply discounted expectations for slower economic growth, declining inflation, stable interest rates and continued strong corporate earnings. Should any of these conditions fail to be met, however, much of the recent advance could be unwound. With this in mind, we continue to tread cautiously, concentrating on limiting our downside risks while being opportunistic on stocks that meet our fundamental and valuation criteria. Meanwhile, as we have seen interest rates decline, the yield curve invert and spreads compress, bonds have become a relatively less attractive investment alternative. As always, we will continue to take full advantage of the Portfolio's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Keith Anderson
Fixed Income Portfolio Manager

--------------------------------------------------------------------------------
  Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the fixed income portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income, a member of the firm's Executive and Management Committees and Chairman of the Investment Strategy Group. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.
--------------------------------------------------------------------------------

================================================================================
BlackRock Bond Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Bond Portfolio (formerly Mercury Core Bond Strategy Portfolio) had a total return of +4.37%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +4.33%.

The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points (.02%) below the 4.41% yield on the two-year Treasury note. At the end of December, the 10- and two-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year. The yield on the two-year note peaked at 5.29% in late June 2006, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

The Federal Reserve Board (the Fed) raised the target federal funds rate in five increments of .25% during the year, bringing the target rate from 4.00% to 5.25%. However, the Fed held the rate steady at its meetings in August, September, October and December. Gross domestic product (GDP) in the U.S. grew at a rate of 2.0% in the third quarter of 2006. This represented a downturn from the 2.6% growth rate for the second quarter of the year, and was considerably lower than the 5.6% rate for the first quarter.

The Portfolio's performance was influenced by our duration profile, yield curve strategy and sector allocation decisions. In the first quarter of the year, we had positioned the Portfolio for a flattening yield curve, expressed largely through an underexposure to the two- to five-year part of the curve and an above-average position in the 30-year area. Because bond prices move in the opposite direction of yields, our strategy paid off as short-term yields rose more than long-term yields. That effect reversed in March as the yield curve began to resteepen, and we took the opportunity to begin moving away from our flattening bias.

Similarly, we began the fiscal year with a relatively short duration but started to minimize that bias somewhat as the Fed approached its desired "neutral" federal funds target. By mid-year, the Portfolio was positioned with a slightly long duration, a posture we assumed as the 10-year Treasury yield approached 5.25%. Our increasing duration hurt performance at times when interest rates rose (as a shorter duration means less sensitivity to interest rate risk, and vice versa). However, our longer relative duration was a positive in the third quarter as yields began to move lower. The Portfolio's new management team shifted to a shorter duration in the fourth quarter, and this had a modest positive effect on performance as rates moved marginally higher, reversing a portion of the significant rally experienced in the third quarter.

In terms of specific fixed income sectors, we maintained a neutral to slightly underweight position in corporate bonds and mortgages for much of the year, a strategy that benefited performance when credit spreads widened but detracted when spreads tightened. Conversely, we overweighted high-quality short-duration assets, including asset-backed securities (ABS), commercial mortgage-backed securities

(CMBS), adjustable rate mortgages (ARMs) and collateralized mortgage obligations
(CMOs). This enhanced performance during the year, as these sectors offered an incremental yield advantage over Treasury issues.

What changes were made to the Portfolio during the period?

We actively adjusted the Portfolio's duration profile based on our assessment of interest rate direction. We began the year with a relatively short duration. In March, the Treasury curve steepened by 20 basis points between the two- and 30-year sectors. This was a dramatic one-month move considering the flatness of the curve, and served to support the short end as the long end normalized. This prompted us to remove some of our curve flattening bias and to move from a short duration bias toward a more neutral duration profile. By the second quarter of 2006, as long-term interest rates continued to rise, the Portfolio's duration was slightly longer than that of the benchmark index. In our view, the 10-year U.S. Treasury began to represent value as its yield approached 5.25%.

A new management team assumed responsibility for the Portfolio in the fourth quarter and, at that time, shifted the Portfolio's duration from long to short versus the benchmark. This was consistent with the team's view that the Fed is likely to remain on hold, not cut interest rates as markets have priced in.

Turning to sectors, the Portfolio was underweight in corporate bonds for much of the year as credit spreads remained tight, meaning there was little additional yield to be gained in exchange for the risk involved. The new management team reduced exposure to corporate bonds in the fourth quarter based on the belief that event risk remains high, valuations are unattractive and fundamentals appear to have peaked. In addition, a small currency position in the Japanese yen was established in the final three months of the fiscal year.

For the most part, we continued to favor high-quality spread sectors throughout the year for their yield-enhancement potential.

How would you characterize the Portfolio's position at the close of the period?

At December 31, 2006, the Portfolio was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities. The Portfolio held notable overweights in high-quality, short-duration spread product, including CMBS and ABS issues. The Portfolio also ended the fiscal year with an above-average exposure to mortgages, specifically in the 15-year and non-index sectors, including ARMs and CMOs.

The Portfolio is positioned with a short duration versus the benchmark, as we continue to believe that both a modest rebound in economic growth during the fourth quarter and core inflation remaining outside of the Fed's comfort zone will keep the central bank on hold.

Keith Anderson
Portfolio Manager

Scott Amero
Portfolio Manager

Matthew Marra
Portfolio Manager

Andrew Phillips
Portfolio Manager

--------------------------------------------------------------------------------
  Effective October 2, 2006, Portfolio Managers Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips assumed responsibility for the day-to-day management of the Portfolio. Mr. Anderson is a Vice Chairman of BlackRock, Inc., Chief Investment Officer for Fixed Income and a member of the firm's Executive and Management Committees. He is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. Mr. Anderson is a founding partner of BlackRock, which was established in 1988. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He joined BlackRock in 1990. Mr. Marra, a Managing Director of BlackRock and portfolio manager, is a member of the Investment Strategy Group. He joined BlackRock in 1995. Mr. Phillips, a Managing Director of BlackRock and portfolio manager, also is a member of the Investment Strategy Group. He joined BlackRock in 1991.
--------------------------------------------------------------------------------

================================================================================
BlackRock Fundamental Growth Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Fundamental Growth Portfolio (formerly Mercury Fundamental Growth Strategy Portfolio) posted a total return of +4.78%. For the same period, the benchmark S&P 500 Citigroup Growth Index returned +11.00% and the Lipper Large-Cap Growth Funds (Variable Products) category had an average return of +4.68%. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations -- on a three-year weighted basis -- greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.) The broad U.S. equity market, as measured by the S&P 500 Index, returned +15.79% over the 12-month period.

During 2006, equity markets experienced varied returns that were significantly influenced by shifting investor preferences. Market leadership at the end of December was distinctly different from that seen in January and mid-year. A widely anticipated market correction during the May to July timeframe (which amounted to a nearly 8% retrenchment for the S&P 500 Index) segmented the year in terms of both style and sector performance considerations. Small and mid-sized companies dominated performance during the first five months of the year before giving way to larger companies after the market correction took place. The value style of investing continued to outperform the growth style for the majority of the 12-month period. Larger-capitalization growth companies only started to outperform late in the year, but lagged the broader market for all of 2006.

In general, actively managed funds struggled, especially in the second half of the year, as reflected in the underperformance of the Lipper Large-Cap Growth Funds category versus the largely market-weighted S&P 500 Citigroup Growth Index. From a sector perspective, a cyclical bias favored energy, materials and industrials-related sectors in the early portion of the year, whereas a clearly more defensive posture prevailed later in the period. Much of this transition in the market could be attributed to concerns over the rate of slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed's) intentions with regard to monetary policy.

The Portfolio's performance for the year was negatively impacted by these market transitions. Favorable performance in the first half of the year proved more difficult to repeat in the second half. Our overweight position in the energy sector and underweight position in information technology (IT), which contributed to performance in the first half, remained positive contributors until the third quarter. Offsetting this was poor stock selection in the second half of the year in the health care, energy and information technology sectors. Specialty pharmaceutical company Alcon, Inc. and health care services providers Medco Health Solutions, Inc., WellPoint Inc. and UnitedHealth Group, Inc. detracted from performance. Within the IT sector, Yahoo!, Inc., Corning, Inc. and Oracle Corp. all detracted from performance, as did the absence of a position in Cisco Systems, Inc. for most of the year and our avoidance of Microsoft Corp. and

International Business Machines Corp. At the same time, Portfolio holdings in IT outsourcing companies Infosys Technologies Ltd. and Cognizent Technology Solutions Corp., as well as oil service companies Schlumberger Ltd. and Baker Hughes, Inc., contributed positively to performance.

What changes were made to the Portfolio during the period?

In the second half of 2006, we repositioned the Portfolio to adjust to a more moderate rate of economic growth in the United States. To that end, we reduced our energy overweight to a slight underweight and increased IT from a significant underweight to a modest overweight position. We also trimmed our overweighting in industrials. We exited the managed-care industry, thereby reducing our overall sector exposure to the health care sector. Meanwhile, we increased the Portfolio's exposure to the consumer discretionary and financials sectors, particularly in retail and capital markets-related companies, respectively.

Notable additions to the Portfolio during the year included Cisco Systems, Inc., American International Group, Inc. Genentech, Inc., The Charles Schwab Corp., Corning, Inc., QUALCOMM, Inc., Target Corp., Novartis AG, Emerson Electric Co. and Thermo Fisher Scientific, Inc. Noteworthy sales included Exxon Mobil Corp, 3M Co., Wellpoint, Inc., UnitedHealth Group, Inc., The Dow Chemical Co., Medtronic Inc., eBay Inc. and Boeing Co. In addition, our positions in The Procter & Gamble Co. and Alcon, Inc. were considerably reduced, but not eliminated from the Portfolio.

How would you characterize the Portfolio's position at the close of the period?

U.S. economic growth (that is, gross domestic product growth) has slowed to a slightly below-trend rate of expansion (in the area of 2%-3%). We view this as a typical mid-cycle slowdown. At the same time, most other global economies, particularly those in Europe and Asia, continue to experience strong rates of growth. This provides a rather balanced demand backdrop worldwide, which is an important consideration given that many of the Portfolio's investments are multinational companies that depend upon the health of the global economy. We do not expect a recession to unfold in the United States and, in fact, suspect there is upside risk to accelerating economic growth by year-end 2007. It appears as if inflationary expectations have been well contained via adequate Fed policy initiatives. Although this mid-cycle slowdown may challenge broader market earnings growth over the near term, it should provide an attractive investment environment for growth stocks going forward.

The Portfolio ended the period overweight in the consumer discretionary, information technology, financials and industrials sectors and underweight in consumer staples, health care and energy.

Thomas E. Burke, CFA
Portfolio Manager

================================================================================
BlackRock Global Allocation Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Global Allocation Portfolio (formerly Mercury Global Allocation Strategy Portfolio) had a total return of +16.89%. Portfolio results exceeded the +13.74% return of its Reference Portfolio for the 12-month period, but trailed the +21.46% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index.

The Portfolio invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Portfolio's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +15.79%; the FTSE World Index (ex-U.S.) returned +26.98%; the Merrill Lynch Treasury Index GA05 returned +2.81%; and the Citigroup World Government Bond Index (ex-U.S.) returned +6.94%. (A full description of the Reference Portfolio can be found on page 22 of this report to shareholders.)

The Portfolio outperformed its comparable Lipper category of Global Flexible Portfolio Portfolios (Variable Products), which posted an average return of +15.56% for the 12-month period. (As defined by Lipper, funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return.)

While U.S. stocks, as measured by the S&P 500 Index, returned +15.79% for the year, the MSCI Europe Index and the MSCI Pacific Index gained 33.72% and 12.20%, respectively, in U.S. dollar terms. The Federal Reserve Board's (the Fed) decision to pause its monetary tightening campaign, along with double-digit corporate earnings growth that largely surprised investors, helped push U.S. stocks higher during the period. European equities rose even more dramatically, propelled by stronger-than-expected company fundamentals, improved business and consumer sentiment (particularly in Germany and France), as well as a record pace of merger-and-acquisition activity. This helped ratchet up various country indexes, such as Spain's IBEX 35, which surged 51.72% for the year. Notably, the euro strengthened 11.40% versus the U.S. dollar during the 12-month period, further improving the returns for European assets.

In the Pacific region, strong earnings growth and benign regional central bank policy proved a favorable combination for equities. India's Sensex Index remained one of the world's leading equity markets, advancing 49.30% for the 12-month period. Other strong performers were Indonesia (+73.68%), Singapore (+47.95%) and Australia (+35.18%). Nearly all major Pacific Basin currencies appreciated against the U.S. dollar during the period, with the exception of the Japanese yen (down 1.1%). Importantly, Japan's Nikkei, which posted a +6.91% annual return, was a laggard relative to most other Asia/Pacific equity markets. Although the Japanese equity market benefited from positive investor sentiment that was characteristic of the period, some concerns have arisen about the Japanese manufacturing sector and the country's export prospects have weighed on returns recently.

On the fixed income side, five-year U.S. Treasury issues gained 2.81% and 10-year U.S. Treasury issues were up 1.36% over the 12-month period. Although somewhat concerned about inflationary U.S. labor costs, which could depress corporate profits, most fixed income investors were encouraged by the Fed's pause in interest rate hikes and the increasing prospects of a slowing U.S. economy as we neared 2007. International bond prices generally declined in local currency terms. In Europe, yields on German bunds and U.K. gilts increased 64 basis points (.64%) and 70 basis points, respectively, as concern about rising interest rates from both the European Central Bank and the Bank of England weighed on the minds of bond investors. In Japan, 10-year government bonds fell modestly as yields increased from 1.48% to 1.69%. The Bank of Japan ended its long-standing "quantitative easing" policy during the year and signaled that if deflationary pressures remain at bay, higher overnight lending rates could be in store for 2007.

What factors most influenced Portfolio performance during the period?

The Portfolio was able to capitalize on favorable equity performance in most developed markets around the world. At the start of the period, the Portfolio's asset allocation strategy included a relatively slight overweight in equities and a significant underweight in fixed income securities, particularly high-quality, long-term U.S. government bonds. The Portfolio benefited from a significant overweight exposure to Asian equities, notably in India and Singapore, and favorable stock selection in the United States. Effective security selection in the energy, industrials and information technology sectors also boosted performance as oil prices continued their ascent (26%) to a high near $78 per barrel in July before receding to roughly $61 per barrel by the end of December, remaining relatively unchanged year over year. In addition, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production. Detracting from the Portfolio's relative results was its underweight position in European equities, particularly in Spain, as these markets appreciated significantly during the year.

Although considerably underweight in fixed income, the Portfolio continued to benefit from the makeup of its fixed income component. This included a modest exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging markets debt. The Portfolio maintained its underweight position in non-U.S.-dollar sovereign debt (notably in Japan), as yields remained unattractive.

What changes were made to the Portfolio during the period?

The Reference Portfolio comprises 60% equities and 40% fixed income securities. Within our Portfolio, we reduced the total equity allocation from 61% of net assets to 55%, primarily by decreasing exposure to U.S. and Japanese equities. This was partially offset by an increase in European and Brazilian equities. We believe corporate earnings growth rates in the United States will slow and the sustainability of consumer spending will abate. Our strategy included reducing the cyclicality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably in the strong-performing materials and energy sectors.

Whereas the Portfolio was significantly underweight in fixed income securities throughout the fiscal year, we did boost our exposure from 22% of net assets to approximately 32% by period-end with a greater allocation to U.S. Treasury Inflation Protected Securities (TIPS). (We note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.2% of the Portfolio's net assets was invested in convertible securities as of December 31, 2006. These securities are reported as a portion of the Portfolio's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the aforementioned changes, the Portfolio's position in cash equivalent securities decreased from 17% of net assets to 13% over the 12-month period. Cash is actively managed and, as such, allocations to cash are an integral part of the Portfolio's investment strategy. Currently, cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

How would you characterize the Portfolio's position at the close of the period?

Broadly speaking, compared to its Reference Portfolio, the Portfolio closed the fiscal year underweight in equities and non-U.S. fixed income securities, and overweight in cash reserves.

Within the equity segment, the Portfolio was significantly underweight in the United States, overweight in Asia, and relatively neutral in Europe. From a sector perspective, the Portfolio was overweight in telecommunications, industrials, energy and materials; underweight in consumer discretionary, technology, health care, consumer staples and financials; and relatively neutral in utilities. The Portfolio's underweight fixed income exposure reflects the assessment that available yields are insufficiently attractive relative to the risks of higher inflation and higher interest rates, especially outside the United States. With respect to currency, we ended the annual period with underweight positions in the U.S. dollar, Japanese yen and British pound sterling, a relatively neutral position in the euro, and slightly overweight positions in the Brazilian real and several Asian currencies.

The Portfolio's equity allocation at year-end -- although underweight relative to our Reference Portfolio -- was still higher than during most of the Portfolio's history. Accordingly, we expect that the Portfolio may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current posture, we believe both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

Dan Chamby
Vice President and Associate Portfolio Manager

================================================================================
BlackRock Government Income Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Government Income Portfolio (formerly Mercury Intermediate Government Bond Portfolio) had a total return of +4.10%. For the same period, the benchmark Citigroup
Government/Mortgage Index returned +4.26%.

Short-term interest rates, which rose steadily between January and June, declined for most of the remainder of 2006 before backing up sharply in December. Bond prices move in the opposite direction of yields and, as such, this meant that the latter half of the fiscal year was generally characterized by a return to strength for fixed income assets. The improvement in bond prices came amid a slowdown in U.S. economic growth and the Federal Reserve Board's (the Fed's) decision at its August 8 meeting to refrain from raising its target rate after 17 consecutive increases since June 2004. Bond prices found additional support in moderating oil prices. Between June 30 and November 30, 10-year Treasury yields declined 69 basis points (.69%) from 5.15% to 4.46%. However, stronger-than-expected economic releases and year-end profit taking pushed yields higher during December.

For the 12-month period overall, 10-year Treasury note yields rose 32 basis points to 4.71% and two-year Treasury yields rose 34 basis points to 4.82%. These yields reflect the inverted shape of the yield curve at year-end. In fact, for much of 2006, short-term issues had higher yields than longer-term bonds.

In terms of Portfolio performance, our emphasis on the Government National Mortgage Association (GNMA) project loan sector was a positive contributor. Given limited issuance, along with a growing investor base and strong demand, yield spreads on these securities (versus Treasury issues of comparable maturity) narrowed to their all-time tightest level. This allowed the project loan sector to generate excess return compared to Treasury securities. Also contributing positively to performance was our use of total return swaps on the mortgage-backed securities (MBS) and Treasury indexes. We used this strategy in conjunction with floating rate London Interbank Offered Rate (LIBOR) investments, which resulted in total return advantages above those indexes alone. In a total rate of return swap, we agree to receive the total return of a particular index while paying the total return of one-month LIBOR. At the same time, we purchase conservative floating rate LIBOR investments at a spread over LIBOR. By doing this, we are able to generate a total return profile above and beyond the index return.

The Portfolio's relatively long duration stance detracted from performance in the first half of the year as interest rates rose, but provided advantageous in the third quarter as the market rallied and yields fell. A new management team assumed responsibility for the portfolio in the fourth quarter and, at that time, shifted the Portfolio's duration from long to short versus the benchmark. This was consistent with the team's view that the Fed is likely to remain on hold, not cut interest rates as markets have priced in, and contributed to performance as rates moved marginally higher toward year-end.

Finally, our underweighting in MBS hindered relative results as robust demand from banks caused MBS yield spreads to narrow. This allowed MBS to generate strong relative performance versus U.S. Treasury securities during the period. Mortgages were one of the strongest-performing sectors of the fixed income market for the year.

What changes were made to the Portfolio during the period?

As we continued to benefit from the strong performance of the GNMA project loan sector, we trimmed our holdings to capture gains. In addition, we increased the Portfolio's holdings of MBS given the attractive yields available and our belief that the sector would perform well on a relative basis once the Fed ended its interest rate-hiking campaign. We felt a break in monetary tightening would create a more range-bound interest rate environment. Such an environment means reduced prepayment volatility, lessening MBS duration extension and contraction risk and thereby creating a positive backdrop for the MBS market. We also added some exposure to 10-year agency debentures when the sector had become inexpensive.

As mentioned previously, the new management team reduced duration in the fourth quarter and also increased the Portfolio's allocation to mortgage issues over agency issues. Within mortgages, the Portfolio favored 15-year maturities over 30-year maturities and maintained a bias toward higher-coupon mortgage issues.

How would you characterize the Portfolio's position at the close of the period?

At year-end, the Portfolio remained underweight in U.S. agency securities, in favor of Treasury issues, mortgages and high-quality, short-duration spread product, including commercial mortgage-backed securities (CMBS), adjustable-rate mortgages and collateralized mortgage obligations (CMOs). We maintained our preference for high-coupon and 15-year mortgages over lower-coupon and 30-year mortgages.

At period-end, the Portfolio's primary sector exposures were broken out at follows: 26% U.S. Treasury securities, 38% pass-through mortgages, 28% CMOs and 4% CMBS. This compared to the Citigroup Government/Mortgage Index's composition of 37% U.S. Treasury securities, 13% U.S. agency securities and 50% MBS.

Andrew J. Phillips
Portfolio Manager

Eric Pellicciaro
Portfolio Manager

--------------------------------------------------------------------------------
  Effective October 2, 2006, Portfolio Managers Andrew Phillips and Eric Pellicciaro assumed responsibility for the day-to-day management of the Portfolio. Mr. Phillips is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the firm's Investment Strategy Group. He joined BlackRock in 1991. Mr. Pellicciaro is a Managing Director of and portfolio manager with BlackRock and a member of the Investment Strategy Group. He joined BlackRock in 1996 and joined the Fixed Income Portfolio Management Group in 1999.
--------------------------------------------------------------------------------

================================================================================
BlackRock High Income Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock High Income Portfolio (formerly Mercury High Yield Portfolio) had a total return of +8.98%. For the same period, the benchmark Credit Suisse High Yield Index returned +11.92% and the Lipper High Current Yield Funds (Variable Products) category had an average return of +9.09%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points (.02%) below the 4.41% yield on the two-year Treasury note. At the end of December, the 10- and two-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year. The yield on the two-year note peaked at 5.29% in late June 2006, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

The Federal Reserve Board (the Fed) raised the target federal funds rate in five increments of .25% during the year, bringing the target rate from 4.00% to 5.25%. However, the Fed held the rate steady at its meetings in August, September, October and December.

The high yield market's nearly 12% return for the year was well ahead of the +4.33% return of the U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index. The high yield market generally moved upward, although it did encounter weakness in June. The extent of the market's decline, however, was not as intense as that experienced by other asset classes in the middle of 2006. Global equities and emerging markets securities fell markedly in May. However, the high yield market found support in benign default rates and lower sensitivity to rising interest rates and, therefore, experienced less volatility than other equity and fixed income asset classes.

What factors most influenced Portfolio performance?

The Portfolio's relatively conservative positioning hindered performance somewhat, as lower-quality, longer-duration securities outperformed the broader market during the year. Other detractors included an overweight in the housing sector, which has been plagued by weakening fundamentals, and an underweight in autos as General Motors Corp.'s bonds, a large complex of securities, rallied strongly. On the positive side of the ledger, we saw good results from our holdings in the manufacturing, media -- non-cable, paper and chemicals sectors.

What changes were made to the Portfolio during the period?

We sold some of our holdings in packaging, which resulted in a reduction in that sector from an overweight to a market weight. We were concerned about the high cost of resin, a key factor affecting the profitability of plastic packaging manufacturers. Meanwhile, we increased exposure to the chemicals sector, moving from a market weight to an overweight in the third quarter. In a contrarian move, we bought several bonds in the out-of-favor homebuilder and building products manufacturer sectors, mostly in the secondary market.

In the final quarter of the year, the Portfolio's new management team increased allocations to certain lower-quality credit tiers, establishing overweight positions in B-rated and CCC-rated credits. This was done in an effort to capitalize on positive returns being generated by these segments of the high yield market. The Portfolio's position in the automobile sector also was increased, bringing the allocation from an underweight to a modest overweight relative to the benchmark.

How would you characterize the Portfolio's position at the close of the period?

At December 31, 2006, the Portfolio had overweight positions in the wireless, paper, technology and independent energy sectors. Conversely, it had noticeable underweight positions in the electric, media -- cable, supermarkets and lodging sectors.

We believe the Portfolio is well positioned to take advantage of opportunities in the high yield market in 2007. The Portfolio had an average credit rating of B+ at year-end, and we believe our disciplined yet flexible approach positions the Portfolio to benefit from the potential outperformance of lower-quality names while limiting credit and default risk.

Jeffrey Gary
Portfolio Manager

Scott Amero
Portfolio Manager

--------------------------------------------------------------------------------
  Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.
--------------------------------------------------------------------------------

================================================================================
BlackRock Large Cap Core Portfolio
================================================================================

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Large Cap Core Portfolio (formerly Mercury Large Cap Core Strategy Portfolio) returned +15.06%, slightly behind the +15.46% return of the benchmark Russell 1000 Index. Portfolio results exceeded the +11.78% average return of the Lipper Multi-Cap Core Funds (Variable Products) category for the same period. (Funds in this Lipper category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Portfolio invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Successful stock selection contributed positively to returns within the materials sector, led by shares of metals and mining holdings NuCor and Phelps Dodge Corp. In the industrials sector, strong performance came from aerospace/defense company Lockheed Martin Corp., and in the consumer discretionary sector, cable television provider The DirectTV Group, Inc. and retailer JCPenney Co., Inc. were both significant contributors to performance. The Portfolio benefited from an overweight position in the energy sector and also from our avoidance of Sprint Nextel Corp., a benchmark holding that fared poorly during the period. In other sectors, individual holdings that contributed positively included semiconductor company Nvidia Corp., networking giant Cisco Systems, Inc. and computer equipment company Hewlett-Packard Co., all in information technology, and Kerr-McGee Corp. and Marathon Oil Corp., both in the energy sector.

Positive results from successful stock selection in the financials and information technology sectors were partially offset by the negative impact of the Portfolio's overall allocations to these sectors (i.e., underweighting financial and telecommunication service holdings and overweighting information technology holdings). Stock selection and allocation decisions in health care (overweight) and consumer staples (underweight) also hindered performance. Individual stocks that detracted from performance during the fiscal period included agricultural company Archer Daniels Midland Co., energy companies Sunoco, Inc. and Frontier Oil Corp., and technology companies Advanced Micro Devices, Inc., Dell, Inc., National Semiconductor Corp. and Apple Computer, Inc.

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, it was influenced by the same economic and market events that affected the broader stock market during the period. The year featured a slowdown in economic growth, a Federal Reserve Board (the Fed) that finally paused in its rate-hiking campaign, renewed threats of inflation and surprisingly strong corporate earnings. Amid these crosscurrents, U.S. stock markets started 2006 on a good note, experienced their first significant correction since 2002 and then recovered to end the year solidly in the black. The market correction that began in May proved to be difficult for the Portfolio. The market environment was challenging for cyclical stocks, and the Portfolio lost ground due to its procyclical positioning. We made modest adjustments to the Portfolio as a result, and relative performance did improve.

What changes were made to the Portfolio during the period?

Overall, we continued our efforts to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the Fund's position in the consumer discretionary sector and reduced exposure to the information technology, energy, health care, industrials, materials and utilities sectors.

The largest purchases during the period, based on capital expended, included JPMorgan Chase & Co., Johnson & Johnson, International Business Machines Corp., Citigroup, Inc. and Merck & Co, Inc. The largest sales, based on capital raised, included ConocoPhillips, Intel Corp., Amgen, Inc., Boeing Co. and The Coca-Cola Co. These transactions reflect our ongoing refinement of the Portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

We believe the U.S. economy remains on track for a soft landing, while growth outside the United States remains reasonably strong. The housing-related growth slowdown, coupled with a continued easing of inflation pressures, should permit the Fed to lower interest rates some time around mid-year. Corporate profits should move up thanks in part to non-U.S. economic strength, but the rate of gain is expected to slow noticeably, as record-high profit margins will be difficult to sustain.

In our opinion, equities should enjoy another year of good returns in 2007. Assuming a soft landing, investors may be willing to extend time horizons, permitting some upward valuation of mildly rising earnings. The key will be for inflation expectations to remain well behaved. The environment should provide a constructive liquidity backdrop, encouraging continued dividend increases, stock buy-backs and merger-and-acquisition activity. As U.S. growth slows and interest rate differentials work against the U.S. (that is, the Fed contemplates cutting rates while foreign central banks raise rates), the path of least resistance for the dollar is down, hopefully in a gradual way.

2007 will likely feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and those that are generally larger and of higher quality. We have a particularly constructive view of the energy, health care and information technology sectors. As of December 31, 2006, the Portfolio's largest overweights relative to the benchmark were in information technology, energy, health care and consumer discretionary, and the largest underweights were in financials, industrials, utilities, consumer staples and telecommunication services.

Robert C. Doll, Jr.
President, Director and Portfolio Manager

BlackRock Series Fund, Inc.
Performance Information
As of December 31, 2006

==========================================================================================================================
                                            Recent Performance Results*
--------------------------------------------------------------------------------------------------------------------------
                                                                                    6-Month      12-Month
                                                                                     Total         Total      Standardized
                                                                                    Return        Return      30-Day Yield
--------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                                                +10.21%       +14.09%           --
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                                            + 5.10        + 4.37          4.86%
--------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                              + 3.64        + 4.78            --
--------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                               + 9.13        +16.89            --
--------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                               + 4.79        + 4.10          5.00
--------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                                     + 6.06        + 8.98          7.59
--------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                                  +11.67        +15.06            --
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
                                           Average Annual Total Returns*
--------------------------------------------------------------------------------------------------------------------------
                                                                                       One      Five Years     Ten Years
                                                                                  Year Ended       Ended         Ended
                                                                                    12/31/06     12/31/06      12/31/06
--------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                                                +14.09%       + 6.46%        +6.77%
--------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                                            + 4.37        + 5.11         +5.73
--------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                              + 4.78        + 2.32         +8.15
--------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                               +16.89        +13.07         +8.57
--------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                               + 4.10        + 4.71         +5.76
--------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                                     + 8.98        + 8.40         +4.84
--------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                                  +15.06        +10.50         +9.55
--------------------------------------------------------------------------------------------------------------------------

* Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

BlackRock Balanced Capital Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock           Lehman
                         Balanced            Brothers
                          Capital            Aggregate          S&P 500(R)
Date                     Portfolio+         Bond Index+++        Index++
----                     ---------          -------------       ----------
12/96                     $10000              $ 10000             $10000
12/97                      11917                10965              13336
12/98                      13207                11918              17148
12/99                      15875                11820              20756
12/00                      15095                13194              18866
12/01                      14075                14308              16624
12/02                      12260                15776              12950
12/03                      14870                16423              16664
12/04                      16155                17136              18478
12/05                      16875                17552              19385
12/06                     $19252              $ 18313             $22447

  + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in U.S. and foreign equity and fixed income securities.

 ++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Bond Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock         Lehman Brothers
                           Bond               Aggregate
Date                     Portfolio+          Bond Index++
----                     ----------        ---------------
12/96                     $10000               $10000
12/97                      10876                10965
12/98                      11793                11918
12/99                      11517                11820
12/00                      12618                13194
12/01                      13603                14308
12/02                      14954                15776
12/03                      15691                16423
12/04                      16392                17136
12/05                      16721                17552
12/06                     $17451               $18313

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Bond Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.

++ This unmanaged market-weighted Index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past performance is not indicative of future results.

BlackRock Fundamental Growth Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock
                        Fundamental
                          Growth               S&P 500
Date                     Portfolio+             Index++
----                    -----------            --------
12/96                     $10000                $10000
12/97                      13375                 13336
12/98                      18482                 17148
12/99                      25688                 20756
12/00                      24049                 18866
12/01                      19525                 16624
12/02                      13965                 12950
12/03                      17985                 16664
12/04                      19335                 18478
12/05                      20893                 19385
12/06                     $21893                $22447

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Global Allocation Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock
                           Global               FTSE
                         Allocation             World           Reference
Date                     Portfolio+            Index++         Portfolio+++
----                     ----------            -------         ------------
12/96                     $10000               $10000             $10000
12/97                      11172                11539              11293
12/98                      12233                14197              13538
12/99                      14846                17889              15334
12/00                      13447                15907              14669
12/01                      12314                13340              13526
12/02                      11327                10796              12745
12/03                      15319                14457              15706
12/04                      17569                16779              17524
12/05                      19473                18678              18251
12/06                     $22762               $22687             $20760

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

 ++ This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

+++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

Past performance is not indicative of future results.

BlackRock Government Income Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock
                         Government            Citigroup
                           Income          Government/Mortgage
Date                     Portfolio+             Index++
----                     ----------        -------------------
12/96                     $10000                $10000
12/97                      10839                 10950
12/98                      11806                 11909
12/99                      11659                 11838
12/00                      13013                 13299
12/01                      13914                 14321
12/02                      15276                 15781
12/03                      15619                 16216
12/04                      16265                 16887
12/05                      16826                 17344
12/06                     $17515                $18083

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

BlackRock High Income Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock          Credit Suisse
                        High Income           High Yield
Date                    Portfolio+              Index++
----                    ----------          -------------
12/96                     $10000               $10000
12/97                      11068                11263
12/98                      10498                11328
12/99                      11114                11700
12/00                      10541                11090
12/01                      10720                11734
12/02                      10353                12098
12/03                      12866                15477
12/04                      14418                17327
12/05                      14727                17719
12/06                     $16049               $19831

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.

++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.

Past performance is not indicative of future results.

BlackRock Large Cap Core Portfolio

[The following information was depicted as a line chart in the printed material]

                        BlackRock
                      Large Cap Core        Russell 1000(R)
Date                     Portfolio+             Index++
----                  --------------        ---------------
12/96                     $10000                $10000
12/97                      12247                 13285
12/98                      14152                 16875
12/99                      18628                 20404
12/00                      16791                 18815
12/01                      15117                 16473
12/02                      12283                 12906
12/03                      16278                 16763
12/04                      19069                 18675
12/05                      21641                 19845
12/06                     $24900                $22914

 + Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based Index, which provides for a better comparison relative to the S&P 500 Index.

Russell 1000 is a registered trademark of the Frank Russell Company.

Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders' can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

==============================================================================================================================
                                                                                                  Expenses Paid
                                                             Beginning      Ending Account     During the Period*   Annualized
                                                           Account Value         Value           July 1, 2006 to      Expense
Actual                                                     July 1, 2006    December 31, 2006    December 31, 2006      Ratio
------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                          $1,000           $1,102.10              $2.15            .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                      $1,000           $1,050.90              $2.57            .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                        $1,000           $1,036.40              $2.23            .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                         $1,000           $1,091.30              $2.55            .49%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                         $1,000           $1,047.90              $2.26            .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                               $1,000           $1,060.60              $2.58            .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                            $1,000           $1,116.70              $2.27            .43%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                              $1,000           $1,024.50              $2.08            .41%
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
Hypothetical (5% annual return before expenses)**
------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                          $1,000           $1,022.86              $2.07            .41%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Bond Portfolio                                      $1,000           $1,022.59              $2.54            .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                        $1,000           $1,022.74              $2.21            .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                         $1,000           $1,022.46              $2.47            .49%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                         $1,000           $1,022.89              $2.23            .44%
------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                               $1,000           $1,022.59              $2.54            .50%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                            $1,000           $1,022.76              $2.17            .43%
------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                              $1,000           $1,023.04              $2.08            .41%
------------------------------------------------------------------------------------------------------------------------------

* Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, and 183/365 for BlackRock Bond Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Money Market Portfolio (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2006
================================================================================

                                                                                                              Percent of
                                                                                                                 Total
Asset Mix for BlackRock Balanced Capital Portfolio                                                            Investments
---------------------------------------------------------------------------------------------------------------------------
Common Stocks...........................................................................................         61.5%
U.S. Government Agency Mortgage-Backed Securities.......................................................          8.4
Asset-Backed Securities.................................................................................          7.0
Non-Government Agency Mortgage-Backed Securities........................................................          6.0
U.S. Government & Agency Obligations....................................................................          4.8
Corporate Bonds.........................................................................................          3.9
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations..................          1.4
Preferred Securities....................................................................................          0.2
Foreign Government Obligations..........................................................................          0.1
Other*..................................................................................................          6.7
---------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent of
                                                                                                                 Total
Asset Mix for BlackRock Bond Portfolio                                                                        Investments
---------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities.................................................................................         29.0%
U.S. Government Agency Mortgage-Backed Securities.......................................................         25.5
Non-Government Agency Mortgage-Backed Securities........................................................         16.5
Corporate Bonds.........................................................................................         10.7
U.S. Government & Agency Obligations....................................................................          8.9
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations..................          6.4
Preferred Securities....................................................................................          0.7
Foreign Government Obligations..........................................................................          0.2
Other*..................................................................................................          2.1
---------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments and options.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                              Percent of
                                                                                                                 Total
Sector Representation for BlackRock Fundamental Growth Portfolio                                              Investments
---------------------------------------------------------------------------------------------------------------------------
Information Technology..................................................................................         25.0%
Consumer Discretionary..................................................................................         16.1
Financials..............................................................................................         14.8
Health Care.............................................................................................         13.2
Industrials.............................................................................................         10.9
Energy..................................................................................................          7.3
Materials...............................................................................................          4.8
Consumer Staples........................................................................................          3.0
Other*..................................................................................................          4.9
---------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2006 (Continued)
================================================================================

                                                                                             Percent of         Reference
                                                                                                Total          Portfolio+
Asset Allocation for BlackRock Global Allocation Portfolio                                   Investments       Percentages
----------------------------------------------------------------------------------------------------------------------------
U.S. Equities...........................................................................        19.1%*             36.0%
European Equities.......................................................................        13.7               14.4
Pacific Basin Equities..................................................................        18.4                7.4
Other Equities..........................................................................         3.8                2.2
Total Equities..........................................................................        55.0               60.0
U.S. Dollar Denominated Fixed Income Securities.........................................        23.1               24.0
  U.S. Issuer...........................................................................        19.7                 --
  Non-U.S. Issuer.......................................................................         3.4                 --
Non-U.S. Dollar Denominated Fixed Income Securities.....................................         8.4               16.0
Total Fixed Income Securities...........................................................        31.5               40.0
Cash & Cash Equivalents.................................................................        13.5**               --
----------------------------------------------------------------------------------------------------------------------------

*     Includes value of financial futures contracts.

** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
                                                                                                                Total
Asset Mix for BlackRock Government Income Portfolio                                                          Investments
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities.......................................................         39.4%
U.S. Government Agency Mortgage-Backed Securities -- Collateralized Mortgage Obligations................         23.5
U.S. Government Obligations.............................................................................         22.0
Non-Government Agency Mortgage-Backed Securities........................................................         11.9
Asset-Backed Securities.................................................................................          3.2
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Percent of
                                                                                                                Total
Quality Ratings by S&P Rating/Moody's Rating for BlackRock High Income Portfolio                             Investments
----------------------------------------------------------------------------------------------------------------------------
BBB/Baa.................................................................................................          2.6%
BB/Ba...................................................................................................         25.2
B/B.....................................................................................................         55.7
CCC/Caa.................................................................................................         11.2
NR (Not Rated)..........................................................................................          0.6
Other*..................................................................................................          4.7
----------------------------------------------------------------------------------------------------------------------------

* Includes portfolio holdings in short-term investments, common stocks and preferred stocks.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2006 (Concluded)
================================================================================

                                                                                                        Percent of
                                                                                                           Total
Sector Representation for BlackRock Large Cap Core Portfolio                                            Investments
---------------------------------------------------------------------------------------------------------------------------
Information Technology............................................................................         24.1%
Financials........................................................................................         15.3
Health Care.......................................................................................         15.1
Energy............................................................................................         14.2
Consumer Discretionary............................................................................         12.9
Industrials.......................................................................................          6.4
Consumer Staples..................................................................................          4.8
Materials.........................................................................................          3.0
Other*............................................................................................          4.2
---------------------------------------------------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            As of              As of
Portfolio Composition* for BlackRock Money Market Portfolio                                12/31/06          12/31/05
--------------------------------------------------------------------------------------------------------------------------
Bank Notes..............................................................................       1.7%              3.9%

Certificates of Deposit.................................................................       5.0                --

Certificate of Deposit -- Euro..........................................................        --               2.3

Certificate of Deposit -- Yankee........................................................       3.0               3.0

Commercial Paper........................................................................      63.6              54.3

Corporate Bonds.........................................................................        --               1.3

Funding Agreements......................................................................       7.4               8.4

Master Notes............................................................................        --               0.9

Medium-Term Notes.......................................................................       9.6               8.5

Repurchase Agreements...................................................................       2.5               4.4

U.S. Government, Agency and Instrumentality Obligations -- Non-Discount..................      7.1              12.6

Other Assets Less Liabilities...........................................................       0.1               0.4
                                                                                             -----             -----
Total...................................................................................     100.0%            100.0%
                                                                                             =====             =====
--------------------------------------------------------------------------------------------------------------------------

*     As a percent of net assets.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                          150,000    Honeywell International, Inc.................................   $ 6,786,000
Defense--2.7%                        130,000    Raytheon Co..................................................     6,864,000
                                     150,000    United Technologies Corp.....................................     9,378,000
                                                                                                                -----------
                                                                                                                 23,028,000
---------------------------------------------------------------------------------------------------------------------------
Automobiles--0.6%                     70,000    Harley-Davidson, Inc.........................................     4,932,900
---------------------------------------------------------------------------------------------------------------------------
Beverages--1.6%                      135,000    Anheuser-Busch Cos., Inc.....................................     6,642,000
                                     335,000    Coca-Cola Enterprises, Inc...................................     6,840,700
                                                                                                                -----------
                                                                                                                 13,482,700
---------------------------------------------------------------------------------------------------------------------------
Building Products--1.0%              300,000    Masco Corp...................................................     8,961,000
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--3.5%                 67,500    Legg Mason, Inc..............................................     6,415,875
                                     265,000    Mellon Financial Corp........................................    11,169,750
                                     150,000    Morgan Stanley...............................................    12,214,500
                                                                                                                -----------
                                                                                                                 29,800,125
---------------------------------------------------------------------------------------------------------------------------
Chemicals--1.1%                      200,000    E.I. du Pont de Nemours & Co.................................     9,742,000
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--1.2%               300,000    Wells Fargo & Co.............................................    10,668,000
---------------------------------------------------------------------------------------------------------------------------
Communications                       425,000    Cisco Systems, Inc. (a)......................................    11,615,250
Equipment--2.2%                      375,000    Juniper Networks, Inc. (a)...................................     7,102,500
                                                                                                                -----------
                                                                                                                 18,717,750
---------------------------------------------------------------------------------------------------------------------------
Computers &                          245,000    Hewlett-Packard Co...........................................    10,091,550
Peripherals--2.9%                    100,000    International Business Machines Corp.........................     9,715,000
                                   1,000,000    Sun Microsystems, Inc. (a)...................................     5,420,000
                                                                                                                -----------
                                                                                                                 25,226,550
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                235,000    Citigroup, Inc...............................................    13,089,500
Services--2.7%                       205,000    JPMorgan Chase & Co..........................................     9,901,500
                                                                                                                -----------
                                                                                                                 22,991,000
---------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication        200,000    AT&T, Inc....................................................     7,150,000
Services--1.8%                       225,000    Verizon Communications, Inc..................................     8,379,000
                                                                                                                -----------
                                                                                                                 15,529,000
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                   100,000    GlobalSantaFe Corp...........................................     5,878,000
Services--2.0%                        65,000    Schlumberger Ltd.............................................     4,105,400
                                     170,000    Weatherford International Ltd. (a)...........................     7,104,300
                                                                                                                -----------
                                                                                                                 17,087,700
---------------------------------------------------------------------------------------------------------------------------
Food Products--4.1%                  200,000    Cadbury Schweppes Plc (b)....................................     8,586,000
                                     100,000    General Mills, Inc...........................................     5,760,000
                                      35,000    Nestle SA Registered Shares..................................    12,437,423
                                     300,000    Unilever NV (b)..............................................     8,175,000
                                                                                                                -----------
                                                                                                                 34,958,423
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &              275,000    Baxter International, Inc....................................    12,757,250
Supplies--1.5%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              100,000    AmerisourceBergen Corp.......................................     4,496,000
Services--0.5%
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                300,000    McDonald's Corp..............................................    13,299,000
Leisure--1.6%
---------------------------------------------------------------------------------------------------------------------------
Household Durables--0.3%              65,000    Sony Corp. (b)...............................................     2,783,950
---------------------------------------------------------------------------------------------------------------------------
Household Products--1.5%             195,000    Kimberly-Clark Corp..........................................    13,250,250
---------------------------------------------------------------------------------------------------------------------------
IT Services--1.1%                    250,000    Accenture Ltd. Class A.......................................     9,232,500
---------------------------------------------------------------------------------------------------------------------------
Industrial                            85,000    3M Co........................................................     6,624,050
Conglomerates--4.7%                  335,000    General Electric Co..........................................    12,465,350
                                     135,000    Textron, Inc.................................................    12,658,950
                                     300,000    Tyco International Ltd.......................................     9,120,000
                                                                                                                -----------
                                                                                                                 40,868,350
---------------------------------------------------------------------------------------------------------------------------
Insurance--6.1%                      215,000    ACE Ltd......................................................    13,022,550
                                     180,000    American International Group, Inc............................    12,898,800
                                     165,000    Endurance Specialty Holdings Ltd.............................     6,035,700

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                     Shares
Industry                              Held                                Common Stocks                             Value
---------------------------------------------------------------------------------------------------------------------------
Insurance (concluded)                200,000    Genworth Financial, Inc. Class A ............................  $  6,842,000
                                     100,000    Prudential Financial, Inc. ..................................     8,586,000
                                      90,000    RenaissanceRe Holdings Ltd. .................................     5,400,000
                                                                                                               ------------
                                                                                                                 52,785,050
---------------------------------------------------------------------------------------------------------------------------
Internet Software                    250,000    Yahoo! Inc. (a) .............................................     6,385,000
& Services--0.8%
---------------------------------------------------------------------------------------------------------------------------
Machinery--0.9%                      165,000    Dover Corp...................................................     8,088,300
---------------------------------------------------------------------------------------------------------------------------
Media--1.8%                          100,000    CBS Corp. Class B............................................     3,118,000
                                     165,000    Comcast Corp. Special Class A (a)............................     6,910,200
                                      13,750    Idearc, Inc. (a).............................................       393,938
                                     150,000    Walt Disney Co...............................................     5,140,500
                                                                                                               ------------
                                                                                                                 15,562,638
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.7%                205,000    Alcoa, Inc...................................................     6,152,050
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                120,000    Devon Energy Corp............................................     8,049,600
Fuels--3.8%                           80,000    EnCana Corp..................................................     3,676,000
                                      80,000    Exxon Mobil Corp.............................................     6,130,400
                                     200,000    Murphy Oil Corp..............................................    10,170,000
                                      70,000    Total SA (b).................................................     5,034,400
                                                                                                               ------------
                                                                                                                 33,060,400
---------------------------------------------------------------------------------------------------------------------------
Paper & Forest                       100,000    International Paper Co.......................................     3,410,000
Products--1.2%                       150,000    MeadWestvaco Corp............................................     4,509,000
                                      35,000    Weyerhaeuser Co..............................................     2,472,750
                                                                                                               ------------
                                                                                                                 10,391,750
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--3.2%                100,000    GlaxoSmithKline Plc (b)......................................     5,276,000
                                     100,000    Pfizer, Inc..................................................     2,590,000
                                     305,000    Schering-Plough Corp.........................................     7,210,200
                                     250,000    Wyeth........................................................    12,730,000
                                                                                                               ------------
                                                                                                                 27,806,200
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     210,000    Applied Materials, Inc.......................................     3,874,500
Semiconductor                        200,000    Intersil Corp. Class A.......................................     4,784,000
                                                                                                               ------------
Equipment--1.0%                                                                                                   8,658,500
---------------------------------------------------------------------------------------------------------------------------
Software--2.0%                        85,000    Electronic Arts, Inc. (a)....................................     4,280,600
                                     165,000    Microsoft Corp...............................................     4,926,900
                                     365,000    Symantec Corp. (a)(m)........................................     7,610,250
                                                                                                               ------------
                                                                                                                 16,817,750
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--1.3%               325,000    Limited Brands...............................................     9,405,500
                                      50,000    Office Depot, Inc. (a).......................................     1,908,500
                                                                                                               ------------
                                                                                                                 11,314,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$408,075,863)--61.4%                                     528,834,086
---------------------------------------------------------------------------------------------------------------------------
                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------
                                       Face
                                      Amount                             Capital Trusts
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.0%           $   335,000    BAC Capital Trust VI, 5.625% due 3/08/2035...................       317,119
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                340,000    Pemex Project Funding Master Trust,
Fuels--0.1%                                        7.375% due 12/15/2014.....................................       374,340
---------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts
                                                (Cost--$687,849)--0.1%                                              691,459
---------------------------------------------------------------------------------------------------------------------------
                                     Shares
                                      Held                              Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--0.1%      20,800    Fannie Mae, Series O, 7%.....................................     1,108,900
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks
                                                (Cost--$1,157,000)--0.1%                                          1,108,900
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Securities
                                                (Cost--$1,844,849)--0.2%                                          1,800,359
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                                                     Fixed Income Securities
---------------------------------------------------------------------------------------------------------------------------
                                      Face
Industry                             Amount                              Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                      $   375,000    Honeywell International, Inc., 5.70% due 3/15/2036...........    $  372,851
Defense--0.0%                         10,000    Raytheon Co., 8.30% due 3/01/2010............................        10,857
                                                                                                                 ----------
                                                                                                                    383,708
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.0%                       231,547    American Airlines, Inc. Series 2003-1,
                                                  3.857% due 1/09/2012.......................................       224,716
---------------------------------------------------------------------------------------------------------------------------
Building Products--0.0%              130,000    Momentive Performance Materials, Inc.,
                                                  10.125% due 12/01/2014 (d).................................       130,650
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--0.0%                255,000    Mellon Funding Corp., 4.875% due 6/15/2007...................       254,545
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.5%               620,000    Barclays Bank Plc, 8.55% (d)(k)..............................       693,809
                                     435,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012..........       462,589
                                   2,850,000    Eksportfinans A/S, 5.125% due 10/26/2011.....................     2,853,508
                                                                                                                 ----------
                                                                                                                  4,009,906
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.2%             1,575,000    HSBC Finance Corp., 6.50% due 11/15/2008.....................     1,610,025
                                     305,000    MBNA Corp., 4.625% due 9/15/2008.............................       301,366
                                                                                                                 ----------
                                                                                                                  1,911,391
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                590,000    Bank of America Corp., 4.875% due 9/15/2012..................       578,209
Services--0.6%                       990,000    Citigroup, Inc., 5.625% due 8/27/2012........................     1,004,324
                                     280,000    JPMorgan Chase & Co., 4.891% due 9/01/2015 (c)...............       274,366
                                                Sigma Finance Corp. (c)(h):
                                   2,300,000      7.374% due 8/15/2011.......................................     2,300,000
                                   1,100,000      7.364% due 3/31/2014.......................................     1,103,675
                                                                                                                 ----------
                                                                                                                  5,260,574
---------------------------------------------------------------------------------------------------------------------------
Diversified                          520,000    AT&T, Inc., 6.45% due 6/15/2034..............................       527,710
Telecommunication                    330,000    BellSouth Corp., 6% due 11/15/2034...........................       316,837
Services--0.3%                       280,000    Deutsche Telekom International Finance BV,
                                                  8.25% due 6/15/2030........................................       344,215
                                     250,000    GTE Corp., 6.84% due 4/15/2018...............................       265,777
                                     515,000    TELUS Corp., 7.50% due 6/01/2007.............................       518,812
                                     405,000    Telecom Italia Capital SA, 6% due 9/30/2034..................       367,321
                                                                                                                 ----------
                                                                                                                  2,340,672
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.2%             175,000    Jersey Central Power & Light Co., 6.40% due 5/15/2036........       181,748
                                     335,000    Nevada Power Co., 6.65% due 4/01/2036........................       348,011
                                     350,000    Progress Energy, Inc., 5.625% due 1/15/2016..................       349,185
                                     405,000    Public Service Co. of New Mexico, 4.40% due 9/15/2008........       397,580
                                     460,000    Sierra Pacific Power Co., 6% due 5/15/2016...................       461,004
                                     423,000    Southern California Edison Co., 5.625% due 2/01/2036.........       409,466
                                                                                                                 ----------
                                                                                                                  2,146,994
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                   300,000    Weatherford International Ltd., 5.50% due 2/15/2016..........       291,407
Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.0%                  450,000    Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007....       447,341
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              315,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036................       309,745
Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--0.1%       450,000    Hutchison Whampoa International (03/33) Ltd.,
                                                  7.45% due 11/24/2033 (d)...................................       518,863
---------------------------------------------------------------------------------------------------------------------------
Insurance--0.2%                      470,000    American International Group, Inc., 6.25% due 5/01/2036......       499,365
                                     620,000    Metlife, Inc., 6.40% due 12/15/2036 (c)......................       622,856
                                     235,000    Principal Life Global Funding I, 3.625% due 4/30/2008 (d)....       229,283
                                                                                                                 ----------
                                                                                                                  1,351,504
---------------------------------------------------------------------------------------------------------------------------
Media--0.5%                                     Comcast Corp.:
                                     505,000      5.85% due 1/15/2010........................................       512,047
                                     625,000      6.50% due 1/15/2017........................................       652,201
                                     365,000    Cox Communications, Inc., 7.125% due 10/01/2012..............       389,114
                                     145,000    Idearc, Inc., 8% due 11/15/2016 (d)..........................       147,175
                                                News America, Inc.:
                                     470,000      6.40% due 12/15/2035.......................................       466,914
                                     830,000      6.75% due 1/09/2038........................................       882,656
                                     910,000    Time Warner Companies, Inc., 9.125% due 1/15/2013............     1,060,141
                                                                                                                 ----------
                                                                                                                  4,110,248
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                       Face
Industry                              Amount                             Corporate Bonds                            Value
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.0%            $    80,000   Ameren Corp., 4.263% due 5/15/2007...........................    $    79,584
                                     215,000    Xcel Energy, Inc., 6.50% due 7/01/2036.......................       227,157
                                                                                                                -----------
                                                                                                                    306,741
---------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.1%             540,000    Xerox Corp., 6.40% due 3/15/2016.............................       551,475
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                295,000    Colonial Pipeline Co., 7.63% due 4/15/2032 (d)...............       366,330
Fuels--0.6%                          320,000    Consolidated Natural Gas Co., 5% due 12/01/2014..............       307,695
                                     420,000    Kern River Funding Corp., 4.893% due 4/30/2018 (d)...........       407,736
                                     215,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (d)..............       212,306
                                     585,000    Northwest Pipeline Corp., 7% due 6/15/2016...................       611,325
                                   1,750,000    Pemex Project Funding Master Trust,
                                                  6.66% due 6/15/2010 (c)(d).................................     1,796,375
                                     440,000    Petro-Canada, 5.95% due 5/15/2035............................       417,226
                                     240,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (d).................       239,100
                                     765,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037........       821,192
                                                                                                                -----------
                                                                                                                  5,179,285
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.1%                450,000    Bristol-Myers Squibb Co., 5.875% due 11/15/2036..............       442,813
                                      10,000    Eli Lilly & Co., 7.125% due 6/01/2025........................        11,665
                                     450,000    Wyeth, 6% due 2/15/2036......................................       460,625
                                                                                                                -----------
                                                                                                                    915,103
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                          Developers Diversified Realty Corp.:
Trusts (REITs)--0.1%                 170,000      6.625% due 1/15/2008.......................................       171,849
                                     290,000      5.375% due 10/15/2012......................................       287,217
                                                                                                                -----------
                                                                                                                    459,066
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                                Freescale Semiconductor, Inc. (d):
Semiconductor                        235,000      9.125% due 12/15/2014 (p)..................................       233,531
Equipment--0.3%                       95,000      9.244% due 12/15/2014 (c)..................................        94,169
                                   1,986,000    International Rectifier Corp., 4.25% due 7/15/2007 (e).......     1,971,105
                                                                                                                -----------
                                                                                                                  2,298,805
---------------------------------------------------------------------------------------------------------------------------
Wireless                             110,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031............       142,952
Telecommunication                    350,000    Sprint Capital Corp., 8.75% due 3/15/2032....................       421,264
Services--0.1%                                                                                                  -----------
                                                                                                                    564,216
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$33,970,131)--3.9%                                        33,966,955
---------------------------------------------------------------------------------------------------------------------------

                                                                 Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------------------
                                                Mexico Government International Bond:
                                     157,000      6.375% due 1/16/2013.......................................       165,086
                                     265,000      5.875% due 1/15/2014.......................................       271,890
---------------------------------------------------------------------------------------------------------------------------
                                                Total Foreign Government Obligations
                                                (Cost--$414,859)--0.1%                                              436,976
---------------------------------------------------------------------------------------------------------------------------

                                                                    Asset-Backed Securities**
---------------------------------------------------------------------------------------------------------------------------
                                                ACE Securities Corp. (c):
                                     950,000      Series 2005-ASP1 Class M1, 6.03% due 9/25/2035.............       957,071
                                   2,500,000      Series 2005-HE6 Class A2B, 5.55% due 10/25/2035............     2,500,932
                                   1,050,000    Ameriquest Mortgage Securities, Inc. Series 2003-7
                                                  Class M1, 6.20% due 8/25/2033 (c)..........................     1,058,596
                                          53    Argent Securities, Inc. Series 2004-W11 Class A3,
                                                  5.71% due 11/25/2034 (c)...................................            53
                                                Bank One Issuance Trust:
                                   2,475,000      Series 2002-A6 Class A, 5.54% due 6/15/2012 (c)............     2,489,564
                                   2,785,000      Series 2004-A1 Class A1, 3.45% due 10/17/2011..............     2,694,868
                                                Bear Stearns Asset Backed Securities, Inc. (c):
                                      12,381      Series 2004-HE9 Class 1A2, 5.72% due 3/25/2032.............        12,381
                                     951,682      Series 2005-4 Class A, 5.68% due 1/25/2036.................       952,105
                                   2,550,000      Series 2005-HE10 Class A2, 5.64% due 8/25/2035.............     2,556,271
                                   1,000,000      Series 2005-SD1 Class 1A2, 5.65% due 7/25/2027.............     1,002,558
                                   2,350,000    Carrington Mortgage Loan Trust Series 2006-NC5
                                                  Class A1, 5.40% due 1/25/2037 (c)..........................     2,350,965

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount                        Asset-Backed Securities**                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 $ 3,125,000    Citibank Credit Card Issuance Trust Series 2003-A8
                                                Class A8, 3.50% due 8/16/2010                                   $ 3,044,437
                                                Countrywide Asset Backed Certificates Series 2004-13 (c):
                                     750,000      Class AF4, 4.583% due 1/25/2033............................       739,645
                                     750,000      Class MF1, 5.071% due 12/25/2034...........................       733,834
                                     392,023    Credit-Based Asset Servicing and Securitization
                                                  Series 2005-CB2 Class AV2, 5.55% due 4/25/2036 (c).........       392,115
                                   2,540,000    Daimler Chrysler Auto Trust Series 2004-B Class A4,
                                                  3.71% due 10/08/2009 ......................................     2,505,291
                                   1,350,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                  5.90% due 7/25/2034 (c)....................................     1,356,676
                                                First Franklin Mortgage Loan Asset Backed Certificates (c):
                                   1,512,377      Series 2004-FF10 Class A2, 5.75% due 12/25/2032............     1,514,794
                                   1,882,059      Series 2005-FF10 Class A6, 5.70% due 11/25/2035............     1,883,709
                                   1,500,000    Ford Credit Auto Owner Trust Series 2005-C
                                                  Class A3, 4.30% due 8/15/2009..............................     1,486,795
                                                Home Equity Asset Trust (c):
                                     807,887      Series 2005-1 Class A2, 5.63% due 5/25/2035................       809,473
                                     482,107      Series 2005-3 Class 1A2, 5.60% due 8/25/2035...............       482,319
                                                Honda Auto Receivables Owner Trust:
                                   3,780,000      Series 2005-4 Class A3, 4.46% due 5/21/2009................     3,755,802
                                   2,350,000      Series 2006-3 Class A3, 5.12% due 10/15/2010...............     2,347,106
                                   2,400,000    Indymac Residential Asset Backed Trust Series 2006-E
                                                  Class 2A1, 5.38% due 4/25/2037 (c).........................     2,399,250
                                     633,991    Irwin Home Equity Series 2005-C Class 1A1,
                                                  5.61% due 4/25/2030 (c)....................................       634,201
                                   1,875,000    Long Beach Mortgage Loan Trust Series 2006-11
                                                  Class 2A1, 5.41% due 12/25/2036 (c)........................     1,875,000
                                                Morgan Stanley ABS Capital I, Inc. (c):
                                     615,364      Series 2005-HE1 Class A2MZ, 5.65% due 12/25/2034...........       616,595
                                     273,746      Series 2005-NC2 Class A1MZ, 5.60% due 3/25/2035............       273,888
                                     283,772      Series 2005-NC2 Class A2MZ, 5.60% due 3/25/2035............       283,923
                                                New Century Home Equity Loan Trust (c):
                                      90,439      Series 2004-3 Class A3, 5.74% due 11/25/2034...............        90,463
                                     926,284      Series 2005-2 Class A2MZ, 5.61% due 6/25/2035..............       927,637
                                   2,000,000    Nissan Auto Receivables Owner Trust Series 2006-A
                                                  Class A4, 4.77% due 7/15/2011..............................     1,984,290
                                   2,100,000    PECO Energy Transition Trust Series 2000-A Class A3,
                                                  7.625% due 3/01/2010.......................................     2,202,987
                                                Park Place Securities, Inc. Series 2005-WCH1(c):
                                     358,537      Class A1B, 5.65% due 1/25/2035.............................       359,089
                                     302,915      Class A3D, 5.69% due 1/25/2035.............................       303,420
                                     400,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                  Class M2, 5.507% due 5/25/2035.............................       392,345
                                   1,649,410    RAAC Series 2005-SP2 Class 2A, 5.65% due 6/25/2044 (c).......     1,651,100
                                                Residential Asset Mortgage Products, Inc. (c):
                                     856,489      Series 2004-RS11 Class A2, 5.62% due 12/25/2033............       858,981
                                   1,272,535      Series 2005-RS3 Class AI2, 5.52% due 3/25/2035.............     1,275,105
                                   2,150,000    Soundview Home Equity Loan Trust Series 2005-OPT3
                                                  Class A4, 5.65% due 11/25/2035 (c).........................     2,154,849
                                                Structured Asset Investment Loan Trust (c):
                                   1,500,000      Series 2003-BC6 Class M1, 6.10% due 7/25/2033..............     1,504,186
                                   1,500,000      Series 2003-BC7 Class M1, 6.10% due 7/25/2033..............     1,504,279
                                     550,000      Series 2004-8 Class M4, 6.35% due 9/25/2034................       552,559
                                     484,448    Structured Asset Securities Corp. Series 2004-23XS
                                                  Class 2A1, 4.55% due 1/25/2035 (c).........................       485,504
                                     635,433    Wells Fargo Home Equity Trust Series 2004-2
                                                  Class A32, 5.69% due 2/25/2032 (c).........................       635,905
                                      58,125    Whole Auto Loan Trust Series 2004-1 Class D,
                                                  5.60% due 3/15/2011........................................        58,031
---------------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities
                                                (Cost--$60,628,567)--7.0%                                        60,650,947
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount           Non-Government Agency Mortgage-Backed Securities**          Value
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage          $   615,681    Impac Secured Assets CMN Owner Trust Series 2004-3
Obligations--0.8%                                  Class 1A4, 5.75% due 11/25/2034 (c).......................   $   617,037
                                   1,488,434    JPMorgan Mortgage Trust Series 2005-A2
                                                  Class 4A1, 5.21% due 4/25/2035 (c).........................     1,459,606
                                   1,313,231    Morgan Stanley Mortgage Loan Trust Series 2006-3AR
                                                  Class 2A3, 5.92% due 3/25/2036 (c).........................     1,324,397
                                   1,943,970    Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 5.66% due 8/25/2035 (c)..........................     1,945,027
                                                Structured Asset Securities Corp. (c):
                                     376,676      Series 2005-GEL2 Class A, 5.63% due 4/25/2035..............       376,888
                                     862,577      Series 2005-OPT1 Class A4M, 5.70% due 11/25/2035...........       863,022
                                                                                                                -----------
                                                                                                                  6,585,977
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-               1,890,000    Banc of America Commercial Mortgage, Inc. Series 2003-2
Backed Securities--5.2%                            Class A3, 4.873% due 3/11/2041.............................    1,858,172
                                                Bear Stearns Commercial Mortgage Securities:
                                     650,000      Series 2002-FL1A Class D, 5.77% due 8/03/2014 (c)(d).......       650,000
                                   1,850,000      Series 2006-PW14 Class A4, 5.201% due 12/01/2038...........     1,827,236
                                   2,083,190    CS First Boston Mortgage Securities Corp. Series 2002-CP5
                                                  Class A1, 4.11% due 12/15/2035.............................     2,033,096
                                   2,280,000    Capco America Securitization Corp. Series 1998-D7
                                                  Class A1B, 6.26% due 10/15/2030............................     2,306,639
                                   1,650,000    Chase Commercial Mortgage Securities Corp.
                                                  Series 1999-2 Class A2, 7.198% due 1/15/2032...............     1,721,787
                                   1,866,000    First Union National Bank Commercial Mortgage
                                                  Series 1999-C4 Class D, 7.936% due 12/15/2031 (d)..........     1,993,272
                                                GMAC Commercial Mortgage Securities, Inc.:
                                   2,095,936      Series 1998-C2 Class A2, 6.42% due 5/15/2035...............     2,121,321
                                   5,500,000      Series 2004-C3 Class AAB, 4.702% due 12/10/2041............     5,332,383
                                   1,700,000    GS Mortgage Securities Corp. II Series 2006-GG6
                                                  Class A2, 5.506% due 4/10/2038 (c).........................     1,716,142
                                                Greenwich Capital Commercial Funding Corp. Series 2004-GG1:
                                   1,350,000      Class A4, 4.755% due 6/10/2036.............................     1,331,869
                                   1,840,000      Class A5, 4.883% due 6/10/2036.............................     1,816,101
                                                JPMorgan Chase Commercial Mortgage Securities Corp.:
                                   1,845,000      Series 2001-CIB2 Class A3, 6.429% due 4/15/2035............     1,927,048
                                   1,550,000      Series 2006-CB17 Class A4, 5.429% due 12/12/2043...........     1,557,861
                                                LB-UBS Commercial Mortgage Trust:
                                   1,790,000      Series 2000-C3 Class A2, 7.95% due 5/15/2025...............     1,913,698
                                   1,510,000      Series 2003-C8 Class A4, 5.124% due 11/15/2032 (c).........     1,497,678
                                   1,953,503      Series 2004-C7 Class A1A, 4.475% due 10/15/2029............     1,889,987
                                   1,400,000      Series 2005-C3 Class A5, 4.739% due 7/15/2030..............     1,345,843
                                   1,580,000    Morgan Stanley Capital I Series 2006-IQ12 Class A4,
                                                  5.319% due 12/15/2043 (c)..................................     1,575,124
                                                Mortgage Capital Funding, Inc.:
                                   3,510,000      Series 1998-MC1 Class E, 7.06% due 3/18/2030...............     3,557,754
                                   1,870,000      Series 1998-MC2 Class B, 6.549% due 6/18/2030..............     1,893,925
                                                Wachovia Bank Commercial Mortgage Trust:
                                   1,675,000      Series 2005-C20 Class A6A, 5.11% due 7/15/2042 (c).........     1,658,972
                                   1,520,000      Series 2006-C28 Class A4, 5.572% due 10/15/2048............     1,542,199
                                                                                                                -----------
                                                                                                                 45,068,107
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$52,003,322)--6.0%                                        51,654,084
---------------------------------------------------------------------------------------------------------------------------

                                                      U.S. Government Agency Mortgage-Backed Securities**
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                     938,258      4.00% due 8/01/2020--11/01/2020 ...........................       883,403
                                   3,880,971      4.50% due 9/01/2020--9/01/2021.............................     3,744,557
                                  12,940,717      5.00% due 4/01/2020--11/01/2035............................    12,685,837
                                   1,875,000      5.475% due 12/01/2036 (c)..................................     1,873,030
                                  20,812,385      5.50% due 6/01/2021--7/01/2034 (o).........................    20,805,468
                                   2,357,418      5.975% due 10/01/2036 (c)..................................     2,374,797

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount           U.S. Government Agency Mortgage-Backed Securities**         Value
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates (concluded):
                                $ 13,723,988      6.00% due 12/01/2008--12/01/2036 ..........................  $ 13,854,449
                                   1,209,455      6.50% due 8/01/2032--9/01/2036 (o).........................     1,238,735
                                                Freddie Mac Mortgage Participation Certificates:
                                   7,139,354      5.00% due 6/01/2036--10/01/2036............................     6,890,173
                                   1,280,870      5.50% due 12/01/2019--9/01/2034 (o)........................     1,273,715
                                   2,110,540      6.00% due 1/01/2034--6/01/2035.............................     2,127,299
                                   2,096,788      6.017% due 11/01/2036 (c)..................................     2,118,365
                                   2,325,000      6.045% due 12/01/2036 (c)..................................     2,333,347
                                     402,467      7.00% due 7/01/2031--6/01/2032.............................       413,962
                                                Ginnie Mae MBS Certificates
                                      21,871      7.50% due 3/15/2032........................................        22,826
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities
                                                (Cost--$72,401,895)--8.4%                                        72,639,963
---------------------------------------------------------------------------------------------------------------------------
                                                U.S. Government Agency Mortgage-Backed Securities--
                                                Collateralized Mortgage Obligations**
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust Series 2005-69 Class LE
                                   3,467,188      5.50% due 11/25/2033.......................................     3,468,788
                                                Fannie Mae Trust Series 2006-65 Class TA
                                   1,011,843      5.50% due 1/25/2030........................................     1,013,031
                                                Fannie Mae Trust Strip Series 378 Class 5
                                   3,374,968      5.00% due 7/01/2036 (n)....................................       774,132
                                                Freddie Mac Multiclass Certificates:
                                     943,688      5.50% Series 3068 Class VA due 10/15/2016..................       943,983
                                   2,733,576      5.50% Series 3087 Class VA due 3/15/2015...................     2,737,492
                                   1,620,001      6.00% Series 3137 Class XP due 4/15/2036...................     1,649,902
                                   1,373,411      6.00% Series 3162 Class XP due 10/15/2026..................     1,386,561
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities--
                                                Collateralized Mortgage Obligations
                                                (Cost--$11,973,286)--1.4%                                        11,973,889
---------------------------------------------------------------------------------------------------------------------------

                                                       U.S. Government & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae:

                                   2,510,000      4% due 2/28/2007...........................................     2,505,339
                                   2,220,000      7.125% due 1/15/2030.......................................     2,786,553
                                                U.S. Treasury Bonds:
                                     200,000      8.125% due 8/15/2019.......................................       261,297
                                     700,000      7.25% due 8/15/2022 (l)....................................       877,899
                                  10,290,000      6.25% due 8/15/2023........................................    11,843,955
                                     140,000      6.625% due 2/15/2027.......................................       170,625
                                   2,065,000      5.375% due 2/15/2031.......................................     2,211,970
                                   4,540,000      4.50% due 2/15/2036........................................     4,317,259
                                                U.S. Treasury Inflation Indexed Bonds:
                                   1,612,793      3.875% due 1/15/2009.......................................     1,657,145
                                   1,401,377      3.50% due 1/15/2011........................................     1,458,856
                                   3,436,582      1.625% due 1/15/2015.......................................     3,234,683
                                   3,424,247      2.50% due 7/15/2016........................................     3,450,195
                                     890,120      2% due 1/15/2026...........................................       837,130
                                                U.S. Treasury Notes:
                                   2,885,000      4.875% due 8/15/2016.......................................     2,919,484
                                   2,400,000      4.625% due 11/15/2016......................................     2,384,251
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government & Agency Obligations
                                                (Cost--$40,874,754)--4.7%                                        40,916,641
---------------------------------------------------------------------------------------------------------------------------
                                                Total Fixed Income Securities
                                                (Cost--$272,266,814)--31.5%                                     272,239,455
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                  Beneficial
                                   Interest                           Short-Term Securities                        Value
----------------------------------------------------------------------------------------------------------------------------
                               $  53,038,400    BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                  5.26% (f)(g)...............................................  $ 53,038,400
                                   5,099,600    BlackRock Liquidity Series, LLC Money Market Series,
                                                  5.29% (f)(g)(j)............................................     5,099,600
----------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$58,138,000)--6.7%                                        58,138,000
----------------------------------------------------------------------------------------------------------------------------

                                   Number of
                                  Contracts+                           Options Purchased
----------------------------------------------------------------------------------------------------------------------------
Call Options Purchased                     4    Receive a fixed rate of 4.9% and pay a floating rate
                                                based on 3-month LIBOR, expiring March 2007
                                                  Broker Deutsche Bank AG (i)................................         9,211
----------------------------------------------------------------------------------------------------------------------------
Put Options Purchased                      4    Pay a fixed rate of 5.277% and receive a floating rate
                                                based on 3-month LIBOR, expiring March 2007
                                                  Broker Deutsche Bank AG (i)................................        26,212
----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Purchased
                                                (Premiums Paid--$95,620)--0.0%                                       35,423
----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$740,421,146)--99.8%                   861,047,323
----------------------------------------------------------------------------------------------------------------------------

                                                                         Options Written
----------------------------------------------------------------------------------------------------------------------------
Call Options Written                       8    Pay a fixed rate of 5.29% and receive a floating rate
                                                based on 3-month LIBOR, expiring October 2007
                                                  Broker Deutsche Bank AG (i)................................      (196,486)
----------------------------------------------------------------------------------------------------------------------------
Put Options Written                        8    Receive a fixed rate of 5.29% and pay a floating rate
                                                based on 3-month LIBOR, expiring October 2007
                                                  Broker Deutsche Bank AG (i)................................      (122,159)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$365,200)--(0.0%)                              (318,645)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost--$740,055,946*)--99.8%.................................   860,728,678
                                                Other Assets Less Liabilities--0.2%..........................     1,480,860
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $862,209,538
                                                                                                               ============
----------------------------------------------------------------------------------------------------------------------------
 * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
   December 31, 2006, as computed for federal income tax purposes, were as follows:
   Aggregate cost............................................................................................  $746,741,325
                                                                                                               ============
   Gross unrealized appreciation.............................................................................  $126,828,502
   Gross unrealized depreciation.............................................................................   (12,841,149)
                                                                                                               ------------
   Net unrealized appreciation...............................................................................  $113,987,353
                                                                                                               ============

** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of
   prepayments or refinancing of the underlying    instruments, the average life may be substantially
   less than the original maturity.

 +    One contract represents a notional amount of $1,000,000.

(a)   Non-income producing security.

(b)   Depositary receipts.

(c)   Floating rate security.

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(e)   Convertible security.

(f)   Represents the current yield as of December 31, 2006.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

===========================================================================================================================
Affiliate                                                                                  Net Activity     Interest Income
---------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series....................................      $(24,430,154)      $5,176,950
BlackRock Liquidity Series, LLC Money Market Series..................................      $ (8,175,400)       $  28,147
---------------------------------------------------------------------------------------------------------------------------

(h) Restricted securities as to resale, representing approximately 0.4% of net assets were as follows:

===========================================================================================================================
                                                                  Acquisition
Issue                                                                 Date                      Cost            Value
---------------------------------------------------------------------------------------------------------------------------
Sigma Finance Corp., 7.374% due 8/15/2011                          2/13/2004                 $2,300,000       $2,300,000
Sigma Finance Corp., 7.364% due 3/31/2014                          3/26/2004                  1,100,000        1,103,675
---------------------------------------------------------------------------------------------------------------------------
Total                                                                                        $3,400,000       $3,403,675
                                                                                             ==========       ==========
---------------------------------------------------------------------------------------------------------------------------

(i) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(j)   Security was purchased with the cash proceeds from securities loans.

(k)   The security is a perpetual bond and has no stated maturity date.

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

(m)   Security, or a portion of security, is on loan.

(n) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(o) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.

(p) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of December 31, 2006 were as follows:

=============================================================================================================================
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Depreciation
-----------------------------------------------------------------------------------------------------------------------------
          42               10-Year U.S. Treasury Bond            March 2007           $4,586,624                  $(72,936)
-----------------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2006 were as follows:

=============================================================================================================================
      Number of                                                  Expiration             Face                     Unrealized
      Contracts                       Issue                         Date                Value                   Appreciation
-----------------------------------------------------------------------------------------------------------------------------
           64               2-Year U.S. Treasury Bond            March 2007          $13,111,800                  $  53,800
          307               5-Year U.S. Treasury Bond            March 2007          $32,613,668                    359,480
           42              30-Year U.S. Treasury Bond            March 2007          $ 4,789,185                    108,810
          124                      EuroDollar                     June 2007          $29,504,268                    125,568
          147                      EuroDollar                  September 2007        $34,971,144                     89,881
-----------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation........................................................                       $ 737,539
                                                                                                                  =========
-----------------------------------------------------------------------------------------------------------------------------

o     Swap contracts outstanding as of December 31, 2006 were as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                              Notional           Unrealized
                                                                                               Amount           Depreciation
-----------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

Broker, Lehman Brothers Special Finance
Expires January 2007                                                                        $ 9,200,000                  --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.06%

Broker, UBS Warburg
Expires July 2007                                                                           $39,450,000                  --

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                                                                        $ 1,694,000           $ (13,615)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================

o     Swap contracts outstanding as of December 31, 2006 were as follows
      (concluded):

-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                        Notional          Appreciation
                                                                                         Amount          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, N.A.
Expires October 2009                                                                  $ 8,100,000           $ 33,241

Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires October 2010                                                                  $12,000,000             48,703

Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                   $ 670,000             (3,337)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                   $ 665,000              9,413

Bought credit default protection on Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                                                   $ 665,000            (18,127)

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                                  $ 1,450,000            (45,616)

Bought credit default protection on Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                                                                      $ 700,000             (3,835)

Bought credit default protection on Limited Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                      $ 700,000            (10,397)

Bought credit default protection on Computer Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2011                                                                       $ 695,000            (15,268)

Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires November 2011                                                                 $ 6,900,000            (20,023)

Receive a fixed rate of 4.897% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires December 2011                                                                 $12,300,000           (108,385)

Bought credit default protection on Eastman Chemical Co. and pay 0.68%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2013                                                                  $ 690,000             (4,541)

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2016                                                                 $ 1,600,000            (16,076)
-----------------------------------------------------------------------------------------------------------------------
Total................................................................................                      $(167,863)
                                                                                                           =========
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                       Face
                                      Amount                        Asset-Backed Securities+                       Value
---------------------------------------------------------------------------------------------------------------------------
                                                ACE Securities Corp. (b):
                                 $    22,599      Series 2003-OP1 Class A2, 5.71% due 12/25/2033 ............   $    22,650
                                     450,000      Series 2005-ASP1 Class M1, 6.03% due 9/25/2035.............       453,350
                                   1,150,000      Series 2005-HE6 Class A2B, 5.55% due 10/25/2035............     1,150,429
                                     932,905      Series 2006-NC3 Class A2A, 5.37% due 12/25/2036............       932,920
                                     876,464    Aegis Asset Backed Securities Trust Series 2006-1
                                                  Class A1, 5.43% due 1/25/2037 (b)..........................       876,402
                                                Ameriquest Mortgage Securities, Inc. (b):
                                     450,000      Series 2003-7 Class M1, 6.20% due 8/25/2033................       453,684
                                     350,000      Series 2004-R1Class M2, 5.93% due 2/25/2034................       350,963
                                          24    Argent Securities, Inc. Series 2004-W11 Class A3,
                                                  5.71% due 11/25/2034 (b)...................................            24
                                     711,125    Asset Backed Funding Certificates Series 2006-OPT3
                                                  Class A3A, 5.38% due 11/25/2036 (b)........................       711,200
                                   1,100,000    Bank One Issuance Trust Series 2004-A1 Class A1,
                                                  3.45% due 10/17/2011.......................................     1,064,400
                                                Bear Stearns Asset Backed Securities, Inc. (b):
                                       5,675      Series 2004-HE9 Class 1A2, 5.72% due 3/25/2032.............         5,675
                                     417,812      Series 2005-4 Class A, 5.68% due 1/25/2036.................       417,997
                                   1,150,000      Series 2005-HE10 Class A2, 5.64% due 8/25/2035.............     1,152,828
                                     450,000      Series 2005-SD1 Class 1A2, 5.65% due 7/25/2027.............       451,151
                                     982,930      Series 2006-HE8 Class 1A1, 5.42% due 10/25/2036............       982,976
                                                Carrington Mortgage Loan Trust Series, Class A1 (b):
                                     950,000      Series 2006-NC5, 5.40% due 1/25/2037.......................       950,390
                                     751,491      Series 2006-Opt1, 5.415% due 2/25/2036.....................       751,653
                                   1,250,000    Citibank Credit Card Issuance Trust Series 2003 Class A8,
                                                  3.50% due 8/16/2010........................................     1,217,775
                                                Countrywide Asset Backed Certificates (b):
                                     236,880      Series 2003-2 Class M1, 6.05% due 6/26/2033................       239,221
                                      36,710      Series 2003-BC3 Class A2, 5.66% due 9/25/2033..............        36,711
                                     155,347      Series 2004-5 Class A, 5.80% due 10/25/2034................       156,978
                                     400,000      Series 2004-5 Class M2, 6.02% due 7/25/2034................       402,953
                                     550,000      Series 2004-13 Class AF4, 4.583% due 1/25/2033.............       542,406
                                     550,000      Series 2004-13 Class MF1, 5.071% due 12/25/2034............       538,145
                                   1,057,868      Series 2006-20 Class 2A1, 4.77% due 4/25/2028..............     1,057,885
                                     746,565      Series 2006-22 Class 2A1, 5.40% due 12/25/2036.............       746,543
                                     176,410    Credit-Based Asset Servicing and Securitization
                                                  Series 2005-CB2 Class AV2, 5.55% due 4/25/2036 (b).........       176,452
                                                Daimler Chrysler Auto Trust, Class A:
                                   1,125,000      Series 2006-B, 5.33% due 8/08/2010.........................     1,127,283
                                     900,000      Series 2006-D, 4.98% due 2/08/2011.........................       897,701
                                     600,000    Equifirst Mortgage Loan Trust Series 2004-2 Class M1,
                                                  5.90% due 7/25/2034 (b)....................................       602,967
                                                First Franklin Mortgage Loan Asset-Backed Certificates (b):
                                     271,755      Series 2004-FF10 Class A2, 5.75% due 12/25/2032............       272,189
                                     848,772      Series 2005-FF10 Class A6, 5.70% due 11/25/2035............       849,516
                                                Ford Credit Auto Owner Trust:
                                     925,000      Series 2005-A Class A4, 3.72% due 10/15/2009...............       909,879
                                   1,100,000      Series 2006-C Class A3, 5.16% due 11/15/2010...............     1,099,953
                                     850,000    Fremont Home Loan Trust Series 2005-E Class 2A2,
                                                  5.52% due 1/25/2036 (b)....................................       850,275
                                     650,000    GE Dealer Floorplan Master Note Trust Series 2004-2
                                                  Class B, 5.61% due 7/20/2009 (b)...........................       650,598
                                                Home Equity Asset Trust (b):
                                     259,680      Series 2005-1 Class A2, 5.63% due 5/25/2035................       260,190
                                     203,968      Series 2005-3 Class 1A2, 5.60% due 8/25/2035...............       204,058
                                     950,000    Honda Auto Receivables Owner Trust Series 2006-3
                                                  Class A3, 5.12% due 10/15/2010.............................       948,830
                                     975,000    Indymac Residential Asset Backed Trust Series 2006-E
                                                  Class 2A1, 5.38% due 4/25/2037 (b).........................       974,695
                                     279,702    Irwin Home Equity Series 2005-C Class 1A1,
                                                  5.61% due 4/25/2030 (b)....................................       279,795

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount                        Asset-Backed Securities+                       Value
---------------------------------------------------------------------------------------------------------------------------
                                 $   690,798    JPMorgan Mortgage Acquisition Corp. Series 2006-HE3
                                                  Class A2, 5.42% due 11/25/2036 (b).........................   $   690,809
                                                Long Beach Mortgage Loan Trust (b):
                                      50,154      Series 2002-4 Class 2A, 5.81% due 11/26/2032...............        50,178
                                     750,000      Series 2006-11 Class 2A1, 5.41% due 12/25/2036.............       750,000
                                                Morgan Stanley ABS Capital I, Inc. (b):
                                     272,581      Series 2005-HE1 Class A2MZ, 5.65% due 12/25/2034...........       273,126
                                     123,186      Series 2005-NC2 Class A1MZ, 5.60% due 3/25/2035............       123,250
                                     127,695      Series 2005-NC2 Class A2MZ, 5.60% due 3/25/2035............       127,763
                                     820,346      Series 2006-HE8 Class A2A, 5.40% due 10/25/2035............       820,584
                                                New Century Home Equity Loan Trust (b):
                                      30,831      Series 2004-3 Class A3, 5.74% due 11/25/2034...............        30,840
                                     411,682      Series 2005-2 Class A2MZ, 5.61% due 6/25/2035..............       412,283
                                     712,331      Series 2005-3 Class A2B, 5.53% due 7/25/2035...............       712,479
                                     120,069    Option One Mortgage Loan Trust Series 2003-4 Class A2,
                                                  5.67% due 7/25/2033 (b)....................................       120,312
                                     850,000    PECO Energy Transition Trust Series 2000-A Class A3,
                                                  7.625% due 3/01/2010.......................................       891,685
                                                Park Place Securities, Inc., Series 2005-WCH1 (b):
                                     159,350      Class A1B, 5.65% due 1/25/2035.............................       159,595
                                     131,702      Class A3D, 5.69% due 1/25/2035.............................       131,922
                                     200,000    Popular ABS Mortgage Pass-Through Trust Series 2005-1
                                                  Class M2, 5.507% due 5/25/2035.............................       196,172
                                     743,851    RAAC Series 2005-SP2 Class 2A, 5.65% due 6/25/2044 (b).......       744,614
                                                Residential Asset Mortgage Products, Inc. (b):
                                     360,627      Series 2004-RS11 Class A2, 5.62% due 12/25/2033............       361,676
                                     565,571      Series 2005-RS3 Class AI2, 5.52% due 3/25/2035.............       566,713
                                     868,041      Series 2006-EFC2 Class A1, 5.41% due 12/25/2036............       868,134
                                     134,524    Residential Asset Securities Corp. Series 2003-KS5
                                                  Class AIIB, 5.64% due 7/25/2033 (b)........................       134,555
                                     922,353    SLM Student Loan Trust Series 2002-1 Class A2,
                                                  5.49% due 4/25/2017 (b)....................................       924,529
                                     950,000    Soundview Home Equity Loan Trust Series 2005-OPT3
                                                  Class A4, 5.65% due 11/25/2035 (b).........................       952,142
                                                Structured Asset Investment Loan Trust (b):
                                     650,000      Series 2003-BC6 Class M1, 6.10% due 7/25/2033..............       651,814
                                     600,000      Series 2003-BC7 Class M1, 6.10% due 7/25/2033..............       601,712
                                     250,000      Series 2004-8 Class M4, 6.35% due 9/25/2034................       251,163
                                                Structured Asset Securities Corp. (b):
                                     218,002      Series 2004-23XS Class 2A1, 4.55% due 1/25/2035............       218,477
                                   1,066,952      Series 2006-BC3 Class A2, 5.37% due 10/25/2036.............     1,067,048
                                                USAA Auto Owner Trust, Series 2006-4:
                                     825,000      Class A3, 5.01% due 6/15/2011..............................       823,214
                                     775,000      Class A4, 4.98% due 10/15/2012.............................       772,590
                                     575,000    Wachovia Auto Owner Trust Series 2005-B Class A3,
                                                  4.79% due 4/20/2010........................................       572,300
                                     148,930    Wells Fargo Home Equity Trust Series 2004-2 Class A32,
                                                  5.69% due 2/25/2032 (b)....................................       149,040
                                      24,911    Whole Auto Loan Trust Series 2004-1 Class D,
                                                  5.60% due 3/15/2011........................................        24,871
---------------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities
                                                (Cost--$40,951,466)--35.3%                                       40,947,280
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount                  U.S. Government & Agency Obligations                 Value
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae:
                                 $ 2,340,000      4% due 2/28/2007 ..........................................   $ 2,335,655
                                   1,070,000      7.125% due 1/15/2030.......................................     1,343,068
                                                U.S. Treasury Bonds:
                                      80,000      8.125% due 8/15/2019.......................................       104,519
                                     290,000      7.25% due 8/15/2022 (c)....................................       363,701
                                     410,000      6.25% due 8/15/2023........................................       471,917
                                      60,000      6.625% due 2/15/2027.......................................        73,125
                                   1,194,000      5.375% due 2/15/2031.......................................     1,278,979
                                   1,915,000      4.50% due 2/15/2036........................................     1,821,046
                                                U.S. Treasury Inflation Indexed Bonds:
                                     837,175      3.875% due 1/15/2009.......................................       860,198
                                     725,050      3.50% due 1/15/2011........................................       754,789
                                   1,480,374      1.625% due 1/15/2015.......................................     1,393,402
                                   1,379,696      2.50% due 7/15/2016........................................     1,390,152
                                     361,134      2% due 1/15/2026...........................................       339,636
                                      80,000    U.S. Treasury Notes, 5.125% due 5/15/2016....................        82,403
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government & Agency Obligations
                                                (Cost--$12,487,105)--10.9%                                       12,612,590
---------------------------------------------------------------------------------------------------------------------------
                                                      U.S. Government Agency Mortgage-Backed Securities--
                                                              Collateralized Mortgage Obligations+
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust:
                                   2,984,980      Series 360 Class 2, 5% due 8/01/2035 (i)...................       716,060
                                   1,375,000      Series 378 Class 4, 5% due 7/01/2036 (i)...................       314,316
                                     977,229      Series 2003-9 Class DA, 4.50% due 12/25/2016...............       957,652
                                     720,723      Series 2004-25 Class PA, 5.50% due 10/25/2030..............       719,570
                                     820,425      Series 2005-57 Class PA, 5.50% due 5/25/2027...............       820,956
                                   1,411,789      Series 2005-69 Class LE, 5.50% due 11/25/2033..............     1,412,441
                                                Freddie Mac Multiclass Certificates:
                                   1,191,335      Series 3020 Class MA, 5.50% due 4/15/2027..................     1,196,044
                                     787,274      Series 3067 Class PG, 5.50% due 6/15/2025..................       788,480
                                     379,326      Series 3068 Class VA, 5.50% due 10/15/2016.................       379,444
                                   1,106,230      Series 3087 Class VA, 5.50% due 3/15/2015..................     1,107,814
                                     655,715      Series 3137 Class XP, 6% due 4/15/2036.....................       667,817
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities--
                                                Collateralized Mortgage Obligations
                                                (Cost--$9,103,597)--7.8%                                          9,080,594
---------------------------------------------------------------------------------------------------------------------------
                                                      U.S. Government Agency Mortgage-Backed Securities+
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Guaranteed Pass-Through Certificates:
                                   1,000,000      4.00% due 12/01/2011 (d)...................................       940,938
                                   2,000,000      4.50% due 1/15/2022 (d)....................................     1,928,750
                                   6,486,270      5.00% due 1/15/2022--1/25/2037 (d).........................     6,348,882
                                   9,283,565      5.50% due 1/15/2022--5/01/2036 (d).........................     9,280,104
                                     613,002      5.992% due 11/01/2036 (b)..................................       619,932
                                   5,771,934      6.00% due 2/01/2017--1/15/2037 (d).........................     5,825,797
                                   3,390,970      6.50% due 8/01/2032--1/15/2037 (d).........................     3,456,224
                                      64,233      7.00% due 2/01/2016........................................        66,055
                                                Freddie Mac Mortgage Participation Certificates:
                                   1,874,471      5.00% due 12/01/2035--10/01/2036...........................     1,809,272
                                      76,101      5.50% due 2/01/2035........................................        75,276
                                   3,565,987      6.00% due 6/01/2035--1/15/2037 (d).........................     3,591,864
                                     843,535      6.017% due 11/01/2036 (b)..................................       852,216
                                     925,000      6.045% due 12/01/2036 (b)..................................       928,321
                                     197,198      7.00% due 1/01/2032--9/01/2032.............................       202,840
                                      70,951    Ginnie Mae MBS Certificates, 6.50% due 6/15/2031.............        72,915
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities
                                                (Cost--$36,126,407)--31.0%                                       35,999,386
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
                                      Amount            Non-Government Agency Mortgage-Backed Securities+          Value
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage          $   636,281    Countrywide Alternative Loan Trust Series 2006-OC10
Obligations--4.5%                                  Class 2A1, 5.44% due 11/25/2036 (b).......................   $   636,059
                                                Impac Secured Assets CMN Owner Trust, Series 2004-3 (b):
                                     275,995      Class 1A4, 5.75% due 11/25/2034............................       276,603
                                     500,000      Class M1, 5.95% due 11/25/2034.............................       501,552
                                     637,900    JPMorgan Mortgage Trust Series 2005-A2 Class 4A1,
                                                  5.21% due 4/25/2035 (b)....................................       625,546
                                     950,000    Luminent Mortgage Trust Series 2006-7 Class 1A1,
                                                  5.53% due 5/25/2036 (b)....................................       949,993
                                     525,293    Morgan Stanley Mortgage Loan Trust Series 2006-3AR
                                                  Class 2A3, 5.92% due 3/25/2036 (b).........................       529,759
                                     295,033    RMAC Plc Series 2003-NS2A Class A2C, 5.76%
                                                  due 9/12/2035 (b)..........................................       295,494
                                     843,610    Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 5.66% due 8/25/2035 (b)..........................       844,069
                                                Structured Asset Securities Corp. (b):
                                     158,601      Series 2005-GEL2 Class A, 5.63% due 4/25/2035..............       158,690
                                     375,034      Series 2005-OPT1 Class A4M, 5.70% due 11/25/2035...........       375,227
                                                                                                                -----------
                                                                                                                  5,192,992
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-Backed                      Banc of America Commercial Mortgage, Inc.:
Securities--15.6%                    840,000      Series 2001-1 Class B, 6.674% due 4/15/2036...............        884,942
                                     755,000      Series 2003-2 Class A3, 4.873% due 3/11/2041...............       742,286
                                                Bear Stearns Commercial Mortgage Securities:
                                     890,000      Series 1998-C1 Class A2, 6.44% due 6/16/2030...............       900,314
                                     300,000      Series 2002-FL1A Class D, 5.77% due 8/03/2014 (b)..........       300,000
                                     732,974    CS First Boston Mortgage Securities Corp. Series 2002-CP5
                                                  Class A1, 4.11% due 12/15/2035.............................       715,349
                                     660,000    CWCapital Cobalt Series 2006-C1 Class A4,
                                                  5.223% due 8/15/2048.......................................       652,601
                                     815,000    Capco America Securitization Corp. Series 1998-D7
                                                  Class A1B, 6.26% due 10/15/2030............................       824,522
                                     680,000    Chase Commercial Mortgage Securities Corp. Series 1999-2
                                                  Class A2, 7.198% due 1/15/2032.............................       709,585
                                     745,000    First Union National Bank Commercial Mortgage
                                                  Series 1999-C4 Class E, 8.15% due 12/15/2031 (a)(b)........       797,240
                                                GMAC Commercial Mortgage Securities, Inc.:
                                     846,297      Series 1998-C2 Class A2, 6.42% due 5/15/2035...............       856,547
                                     820,000      Series 2000-C3 Class A2, 6.957% due 9/15/2035..............       865,924
                                     690,000      Series 2001-C1 Class B, 6.67% due 4/15/2034................       726,183
                                     850,000      Series 2003-C3 Class A3, 4.646% due 4/10/2040..............       831,564
                                     700,000    GS Mortgage Securities Corp. II Series 2006-GG6
                                                  Class A2, 5.506% due 4/10/2038 (b).........................       706,647
                                     900,000    Greenwich Capital Commercial Funding Corp.
                                                  Series 2004-GG1 Class A4, 4.755% due 6/10/2036.............       887,913
                                                JPMorgan Chase Commercial Mortgage Securities Corp.:
                                     735,000      Series 2001-CIB2 Class A3, 6.429% due 4/15/2035............       767,686
                                     625,000      Series 2006-CB17 Class A4, 5.429% due 12/12/2043...........       628,170
                                     612,243    LB Commercial Conduit Mortgage Trust Series 1998-C4
                                                  Class A1B, 6.21% due 10/15/2035............................       619,024
                                                LB-UBS Commercial Mortgage Trust:
                                     720,000      Series 2000-C3 Class A2, 7.95% due 5/15/2025...............       769,756
                                     600,000      Series 2005-C3 Class A5, 4.739% due 7/15/2030..............       576,790
                                     640,000    Morgan Stanley Capital I Series 2006-IQ12 Class A4,
                                                  5.332% due 12/15/2043 (b)..................................       638,025
                                                Mortgage Capital Funding, Inc.:
                                     700,000      Series 1998-MC1 Class E, 7.06% due 3/18/2030...............       709,524
                                     760,000      Series 1998-MC2 Class B, 6.549% due 6/18/2030..............       769,724
                                                Wachovia Bank Commercial Mortgage Trust:
                                     680,000      Series 2005-C20 Class A6A, 5.11% due 7/15/2042 (b).........       673,493
                                     610,000      Series 2006-C28 Class A4, 5.572% due 10/15/2048............       618,909
                                                                                                                -----------
                                                                                                                 18,172,718
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$23,419,581)--20.1%                                       23,365,710
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
Industry                              Amount                              Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                      $   155,000    Honeywell International, Inc., 5.70% due 3/15/2036...........   $   154,112
Defense--0.5%                        370,000    Raytheon Co., 8.30% due 3/01/2010............................       401,700
                                                                                                                -----------
                                                                                                                    555,812
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.4%                       113,936    American Airlines, Inc. Series 2003-1, 3.85% due 1/09/2012...       110,575
                                     140,000    Continental Airlines, Inc. Series 2002-1, 6.563%
                                                  due 8/15/2013 .............................................       144,772
                                     190,000    Southwest Airlines Co., 7.875% due 9/01/2007.................       192,772
                                                                                                                -----------
                                                                                                                    448,119
---------------------------------------------------------------------------------------------------------------------------
Building Products--0.0%               55,000    Momentive Performance Materials, Inc., 10.125%
                                                  due 12/01/2014 (a).........................................        55,275
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--1.5%               290,000    Barclays Bank Plc, 8.55% (a)(g)..............................       324,524
                                     220,000    Corporacion Andina de Fomento, 6.875% due 3/15/2012..........       233,953
                                   1,125,000    Eksportfinans A/S, 5.125% due 10/26/2011.....................     1,126,385
                                                                                                                -----------
                                                                                                                  1,684,862
---------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.3%                           HSBC Finance Corp.:
                                     200,000     6.50% due 11/15/2008........................................       204,448
                                     180,000     5.875% due 2/01/2009........................................       182,582
                                                                                                                -----------
                                                                                                                    387,030
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                225,000    Bank of America Corp., 4.875% due 9/15/2012..................       220,503
Services--2.8%                       430,000    Citigroup, Inc., 5.625% due 8/27/2012........................       436,222
                                     125,000    JPMorgan Chase & Co., 4.891% due 9/01/2015 (b)...............       122,485
                                   1,000,000    Links Finance Corp. Series 55, 5.61% due 9/15/2010 (b).......       999,417
                                                Sigma Finance Corp. (b)(f):
                                   1,000,000      7.374% due 8/15/2011.......................................     1,000,000
                                     500,000      7.364% due 3/31/2014.......................................       501,670
                                                                                                                -----------
                                                                                                                  3,280,297
---------------------------------------------------------------------------------------------------------------------------
Diversified                          230,000    AT&T, Inc., 6.45% due 6/15/2034..............................       233,410
Telecommunication                    140,000    BellSouth Corp., 6% due 11/15/2034...........................       134,416
Services--1.0%                       125,000    Deutsche Telekom International Finance BV,
                                                  8.25% due 6/15/2030........................................       153,667
                                     270,000    GTE Corp., 6.84% due 4/15/2018...............................       287,039
                                     235,000    TELUS Corp., 7.50% due 6/01/2007.............................       236,739
                                     170,000    Telecom Italia Capital SA, 6% due 9/30/2034..................       154,184
                                                                                                                -----------
                                                                                                                  1,199,455
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.6%              70,000    Jersey Central Power & Light, 6.40% due 5/15/2036............        72,699
                                     140,000    Nevada Power Co., 6.65% due 4/01/2036........................       145,437
                                     148,000    Progress Energy, Inc., 5.625% due 1/15/2016..................       147,655
                                     190,000    Sierra Pacific Power Co., 6% due 5/15/2016...................       190,415
                                     180,000    Southern California Edison Co., 5.625% due 2/01/2036.........       174,241
                                                                                                                -----------
                                                                                                                    730,447
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment &                   125,000    Weatherford International Ltd., 5.50% due 2/15/2016..........       121,419
Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &              130,000    UnitedHealth Group, Inc., 5.80% due 3/15/2036................       127,831
Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--0.2%       195,000    Hutchison Whampoa International (03/33) Ltd.,
                                                  7.45% due 11/24/2033 (a)...................................       224,841
---------------------------------------------------------------------------------------------------------------------------
Insurance--0.4%                      195,000    American International Group, Inc., 6.25% due 5/01/2036......       207,183
                                     250,000    Metlife, Inc., 6.40% due 12/15/2066 (b)......................       251,152
                                                                                                                -----------
                                                                                                                    458,335
---------------------------------------------------------------------------------------------------------------------------
Media--1.1%                           255,000   Comcast Corp., 6.50% due 1/15/2017...........................       266,098
                                     135,000    Cox Communications, Inc., 7.125% due 10/01/2012..............       143,919
                                      60,000    Idearc, Inc., 8% due 11/15/2016 (a)..........................        60,900
                                                News America, Inc.:
                                     200,000      6.40% due 12/15/2035.......................................       198,687
                                     120,000      6.75% due 1/09/2038........................................       127,613
                                     405,000    Time Warner Companies, Inc., 9.125% due 1/15/2013............       471,821
                                                                                                                -----------
                                                                                                                  1,269,038
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                       Face
Industry                              Amount                              Corporate Bonds                           Value
---------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--0.1%            $    90,000    Xcel Energy, Inc., 6.50% due 7/01/2036.......................   $    95,089
---------------------------------------------------------------------------------------------------------------------------
Office Electronics--0.2%             230,000    Xerox Corp., 6.40% due 3/15/2016.............................       234,888
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                145,000    Consolidated Natural Gas Co., 5% due 12/01/2014..............       139,424
Fuels--1.9%                          209,000    Kern River Funding Corp., 4.893% due 4/30/2018 (a)(k)........       202,897
                                     135,000    Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)..............       133,308
                                     240,000    Northwest Pipeline Corp., 7% due 6/15/2016...................       250,800
                                     750,000    Pemex Project Funding Master Trust,
                                                  6.66% due 6/15/2010 (a)(b).................................       769,875
                                     185,000    Petro-Canada, 5.95% due 5/15/2035............................       175,425
                                      95,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (a).................        94,644
                                     460,000    Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037........       493,788
                                                                                                                -----------
                                                                                                                  2,260,161
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.3%                175,000    Bristol-Myers Squibb Co., 5.875% due 11/15/2036..............       172,205
                                     190,000    Wyeth, 6% due 2/15/2036......................................       194,486
                                                                                                                -----------
                                                                                                                    366,691
---------------------------------------------------------------------------------------------------------------------------
Real Estate Investment               120,000    Developers Diversified Realty Corp., 5.375% due 10/15/2012...       118,848
Trusts (REITs)--0.3%                 165,000    Nationwide Health Properties, Inc., 6.59% due 7/07/2038......       165,767
                                                                                                                -----------
                                                                                                                    284,615
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                                Freescale Semiconductor, Inc. (a):
Semiconductor                         95,000      9.125% due 12/15/2014 (j)..................................        94,406
Equipment--0.8%                       40,000      9.244% due 12/15/2014 (b)..................................        39,650
                                     800,000    International Rectifier Corp., 4.25% due 7/15/2007 (e).......       794,000
                                                                                                                -----------
                                                                                                                    928,056
---------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication           137,000    AT&T Wireless Services, Inc., 8.75% due 3/01/2031............       178,040
Services--0.3%                       125,000    Sprint Capital Corp., 8.75% due 3/15/2032....................       150,451
                                                                                                                -----------
                                                                                                                    328,491
---------------------------------------------------------------------------------------------------------------------------
                                                Total Corporate Bonds
                                                (Cost--$15,023,094)--12.9%                                       15,040,752
---------------------------------------------------------------------------------------------------------------------------

                                                                 Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------------------
                                                Mexico Government International Bond:
                                     130,000      6.375% due 1/16/2013.......................................       136,695
                                     115,000      5.875% due 1/15/2014.......................................       117,990
---------------------------------------------------------------------------------------------------------------------------
                                                Total Foreign Government Obligations
                                                (Cost--$239,824)--0.2%                                              254,685
---------------------------------------------------------------------------------------------------------------------------

                                                                      Preferred Securities
---------------------------------------------------------------------------------------------------------------------------

                                                                         Capital Trusts
---------------------------------------------------------------------------------------------------------------------------
Commercial Banks--0.1%               150,000    BAC Capital Trust VI, 5.625% due 3/08/2035...................       141,993
---------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.1%             125,000    Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)......       124,985
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                150,000    Pemex Project Funding Master Trust, 7.375% due 12/15/2014....       165,150
Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Capital Trusts
                                                (Cost--$430,368)--0.4%                                              432,128
---------------------------------------------------------------------------------------------------------------------------
                                      Shares
                                       Held                             Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                     9,000    Fannie Mae, Series O, 7%.....................................       479,813
Finance--0.4%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Stocks
                                                (Cost--$500,625)--0.4%                                              479,813
---------------------------------------------------------------------------------------------------------------------------
                                                Total Preferred Securities
                                                (Cost--$930,993)--0.8%                                              911,941
---------------------------------------------------------------------------------------------------------------------------
                                       Face
                                      Amount                          Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency           $ 3,100,000    Federal Home Loan Bank System, 6.40% due 1/02/2007...........     3,100,000
Obligations**--2.7%
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$3,100,000)--2.7%                                          3,100,000
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                   Number of
                                 Contracts++                           Options Purchased                           Value
----------------------------------------------------------------------------------------------------------------------------
Call Options Purchased--0.0%               2    Receive a fixed rate of 4.9% and pay a floating rate
                                                  based on the 3-month LIBOR, expiring March 2007,
                                                  Broker Deutsche Bank (h)...................................  $      3,728
----------------------------------------------------------------------------------------------------------------------------
Put Options Purchased--0.0%                2    Pay a fixed rate of 5.2775% and receive a floating rate
                                                  based on the 3-month LIBOR, expiring March 2007,
                                                  Broker Deutsche Bank (h)...................................        10,610
----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Purchased
                                                (Premiums Paid--$38,703)--0.0%                                       14,338
----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$141,420,770)--121.7%                                    141,327,276
----------------------------------------------------------------------------------------------------------------------------

                                                                         Options Written
----------------------------------------------------------------------------------------------------------------------------
Call Options Written--(0.1%)               3    Pay fixed rate of 5.29% and receive a floating rate based
                                                  on the 3-month LIBOR, expiring October 2007,
                                                  Broker Deutsche Bank (h)...................................       (78,121)
----------------------------------------------------------------------------------------------------------------------------
Put Options Written--(0.0%)                3    Receive a fixed rate of 5.29% and pay a floating rate
                                                  based on the 3-month LIBOR, expiring October 2007,
                                                  Broker Deutsche Bank (h)...................................       (48,569)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Options Written
                                                (Premiums Received--$145,200)--(0.1%)                              (126,690)
----------------------------------------------------------------------------------------------------------------------------
                                                Total Investments, Net of Options Written
                                                (Cost--$141,275,570*)--121.6%................................   141,200,586
                                                Liabilities in Excess of Other Assets--(21.6%)...............   (25,049,639)
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $116,150,947
                                                                                                               ============
----------------------------------------------------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost............................................  $141,481,870
                                                                  ============
      Gross unrealized appreciation.............................     $ 510,950
      Gross unrealized depreciation.............................      (792,234)
                                                                  ------------
      Net unrealized depreciation...............................    $ (281,284)
                                                                  ============

 ** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.

  + Asset-Backed & Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

 ++   One contract represents a notional amount of $1,000,000.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(e)   Convertible security.

(f) Restricted securities as to resale, representing approximately 1.3% of net assets were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                  Acquisition
Issue                                                                Date                       Cost             Value
-------------------------------------------------------------------------------------------------------------------------
Sigma Finance Corp., 7.374% due 8/15/2011                          2/13/2004                 $1,000,000       $1,000,000
Sigma Finance Corp., 7.364% due 3/31/2014                          3/26/2004                    500,000          501,670
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                        $1,500,000       $1,501,670
                                                                                             ==========       ==========
-------------------------------------------------------------------------------------------------------------------------

(g)   The security is a perpetual bond and has no stated maturity date.

(h) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(i) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(j) Represents a pay-in-kind security, which may pay interest/dividends in additional face/shares.

(k)   Subject to principal paydowns.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

======================================================================================================================
                                                                                               Net           Interest
Affiliate                                                                                   Activity          Income
----------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Money Market Series                                       $(5,137,500)        $5,272
----------------------------------------------------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

o Financial futures contracts purchased as of December 31, 2006 were as follows:

======================================================================================================================
Number of                                                  Expiration             Face                     Unrealized
Contracts                       Issue                         Date                Value                   Depreciation
----------------------------------------------------------------------------------------------------------------------
    71               10-Year U.S. Treasury Bond            March 2007           $7,734,434                 $(104,153)
    23               30-Year U.S. Treasury Bond            March 2007           $2,636,624                   (73,561)
----------------------------------------------------------------------------------------------------------------------
Total Unrealized Depreciation........................................................                      $(177,714)
                                                                                                           =========
----------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2006 were as follows:

----------------------------------------------------------------------------------------------------------------------
Number of                                                  Expiration             Face                     Unrealized
Contracts                       Issue                         Date                Value                   Appreciation
----------------------------------------------------------------------------------------------------------------------
    114                  EuroDollar Futures                 June 2007          $27,124,891                  $115,441
     34                  EuroDollar Futures              September 2007        $ 8,088,564                    20,789
     26               2-Year U.S. Treasury Bond            March 2007          $ 5,326,669                    21,856
    321               5-Year U.S. Treasury Bond            March 2007          $34,090,625                   365,563
----------------------------------------------------------------------------------------------------------------------
Total Unrealized Appreciation........................................................                       $523,649
                                                                                                            ========
----------------------------------------------------------------------------------------------------------------------

o     Swap contracts outstanding as of December 31, 2006 were as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Unrealized
                                                                                       Notional          Appreciation
                                                                                        Amount          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers U.S. Treasury Index and pay a floating rate based on 1-month LIBOR minus 0.13%

Broker, Lehman Brothers Special Finance
Expires January 2007                                                                  $ 3,600,000                 --

Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.06%

Broker, UBS Warburg
Expires July 2007                                                                     $19,250,000                 --

Sold credit default protection on Comcast Cable Communications, Inc.
and receive 1.15%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                                                $   430,000            $ 7,814

Receive a fixed rate of 3.401% and pay 3.875% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                                                                  $   879,000             (7,035)

Receive a fixed rate of 5.2725% and pay a floating rate based on 3-month LIBOR

Broker, Citibank N.A.
Expires October 2009                                                                  $ 2,900,000             12,350

Receive a fixed rate of 5.215% and pay a floating rate based on 3-month LIBOR

Broker, Lehman Brothers Special Finance
Expires October 2010                                                                  $ 3,200,000             13,494

Receive a fixed rate of 5.157% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2010                                                                 $12,500,000             25,552

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Bond Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================

o     Swap contracts outstanding as of December 31, 2006 were as follows
      (concluded):

----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Unrealized
                                                                                        Notional          Appreciation
                                                                                         Amount          (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Bought credit default protection on Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                                                 $   295,000           $ (1,469)

Bought credit default protection on RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                                                 $   295,000              4,175

Bought credit default protection on Limited Brands, Inc. and pay
1.065%

Broker, UBS Warburg
Expires December 2010                                                                 $   295,000             (8,041)

Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
Protected Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                                  $   750,000            (23,626)

Bought credit default protection on Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                                                                    $   295,000             (1,616)

Bought credit default protection on Limited Brands, Inc. and pay
0.73%

Broker, Lehman Brothers Special Finance
Expires March 2011                                                                    $   295,000             (4,381)

Bought credit default protection on Computer Sciences Corp. and pay
0.88%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2011                                                                     $   290,000             (6,371)

Receive a fixed rate of 5.229% and pay a floating rate based on 3-month LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires October 2011                                                                  $ 7,200,000             40,032

Receive a fixed rate of 5.035% and pay a floating rate based on 3-month LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires November 2011                                                                 $ 2,900,000             (7,929)

Bought credit default protection on Eastman Chemical Co. and pay
0.68%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2013                                                                $   285,000             (1,875)

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2016                                                                 $   600,000             (6,037)
----------------------------------------------------------------------------------------------------------------------------
Total................................................................................                       $ 35,037
                                                                                                            ========
----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                 Shares
Industry                          Held                                 Common Stocks                               Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                       28,200      Lockheed Martin Corp...........................................  $  2,596,374
Defense--2.3%                     43,000      United Technologies Corp.......................................     2,688,360
                                                                                                               ------------
                                                                                                                  5,284,734
---------------------------------------------------------------------------------------------------------------------------
Beverages--1.4%                   49,300      PepsiCo, Inc...................................................     3,083,715
---------------------------------------------------------------------------------------------------------------------------
Biotechnology--3.6%               44,400      Amgen, Inc. (c)................................................     3,032,964
                                  64,000      Genentech, Inc. (c)............................................     5,192,320
                                                                                                               ------------
                                                                                                                  8,225,284
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--6.7%            246,700      The Charles Schwab Corp........................................     4,771,178
                                  29,400      Franklin Resources, Inc........................................     3,238,998
                                  18,700      Goldman Sachs Group, Inc.......................................     3,727,845
                                  53,000      State Street Corp..............................................     3,574,320
                                                                                                               ------------
                                                                                                                 15,312,341
---------------------------------------------------------------------------------------------------------------------------
Chemicals--4.5%                   40,300      Air Products & Chemicals, Inc..................................     2,832,284
                                 100,600      Nalco Holding Co. (c)..........................................     2,058,276
                                  89,900      Praxair, Inc...................................................     5,333,767
                                                                                                               ------------
                                                                                                                 10,224,327
---------------------------------------------------------------------------------------------------------------------------
Communications                   277,200      Cisco Systems, Inc. (c)........................................     7,575,876
Equipment--8.1%                  233,800      Corning, Inc. (c)..............................................     4,374,398
                                 110,600      Motorola, Inc..................................................     2,273,936
                                 116,300      QUALCOMM, Inc..................................................     4,394,977
                                                                                                               ------------
                                                                                                                 18,619,187
---------------------------------------------------------------------------------------------------------------------------
Computers &                       45,600      Seagate Technology.............................................     1,208,400
Peripherals--1.0%                 56,700      Western Digital Corp. (c)......................................     1,160,082
                                                                                                               ------------
                                                                                                                  2,368,482
---------------------------------------------------------------------------------------------------------------------------
Construction &                    16,700      Fluor Corp.....................................................     1,363,555
Engineering--1.1%                 13,600      Jacobs Engineering Group, Inc. (c).............................     1,108,944
                                                                                                               ------------
                                                                                                                  2,472,499
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial             90,500      Bank of America Corp...........................................     4,831,795
Services--6.2%                     5,100      Chicago Mercantile Exchange Holdings, Inc......................     2,599,725
                                  49,500      Citigroup, Inc.................................................     2,757,150
                                  79,700      JPMorgan Chase & Co............................................     3,849,510
                                     800      Nymex Holdings, Inc. (c).......................................        99,208
                                                                                                               ------------
                                                                                                                 14,137,388
---------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--1.7%        87,600      Emerson Electric Co............................................     3,860,532
---------------------------------------------------------------------------------------------------------------------------
Energy Equipment                  33,300      Baker Hughes, Inc. (d).........................................     2,486,178
& Services--7.6%                  21,100      Cameron International Corp. (c)................................     1,119,355
                                  19,500      FMC Technologies, Inc. (c).....................................     1,201,785
                                  48,100      Grant Prideco, Inc. (c)(d).....................................     1,912,937
                                  77,800      Halliburton Co. (d)............................................     2,415,690
                                  31,400      National Oilwell Varco, Inc. (c)(d)............................     1,921,052
                                  44,900      Schlumberger Ltd. (d)..........................................     2,835,884
                                  36,500      Transocean, Inc. (c)(d)........................................     2,952,485
                                  10,900      Weatherford International Ltd. (c).............................       455,511
                                                                                                               ------------
                                                                                                                 17,300,877
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment             31,900      Alcon, Inc.....................................................     3,565,463
& Supplies--2.6%                  11,900      Intuitive Surgical, Inc. (c)...................................     1,141,210
                                  24,200      Varian Medical Systems, Inc. (c)...............................     1,151,194
                                                                                                               ------------
                                                                                                                  5,857,867
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers             17,700      Laboratory Corp. of America Holdings (c).......................     1,300,419
& Services--1.0%                  18,800      Quest Diagnostics, Inc.........................................       996,400
                                                                                                               ------------
                                                                                                                  2,296,819
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants               45,900      International Game Technology..................................     2,120,580
& Leisure--5.0%                   17,900      Melco PBL Entertainment Macau Ltd. (a)(c)......................       380,554
                                 150,200      Starbucks Corp. (c)(d).........................................     5,320,084
                                  63,000      Yum! Brands, Inc...............................................     3,704,400
                                                                                                               ------------
                                                                                                                 11,525,618
---------------------------------------------------------------------------------------------------------------------------
Household Products--1.8%          62,300      The Procter & Gamble Co........................................     4,004,021
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                 Shares
Industry                          Held                                 Common Stocks                               Value
---------------------------------------------------------------------------------------------------------------------------
IT Services--6.3%                 35,900      Cognizant Technology Solutions Corp. (c).......................  $  2,770,044
                                  75,700      Infosys Technologies Ltd.......................................     3,834,258
                                  60,200      Paychex, Inc...................................................     2,380,308
                                 332,500      Satyam Computer Services Ltd...................................     3,631,507
                                  68,300      Tata Consultancy Services Ltd..................................     1,885,734
                                                                                                               ------------
                                                                                                                 14,501,851
---------------------------------------------------------------------------------------------------------------------------
Industrial                       261,300      General Electric Co............................................     9,722,973
Conglomerates--5.0%               18,300      Textron, Inc...................................................     1,715,991
                                                                                                               ------------
                                                                                                                 11,438,964
---------------------------------------------------------------------------------------------------------------------------
Insurance--2.5%                   80,000      American International Group, Inc..............................     5,732,800
---------------------------------------------------------------------------------------------------------------------------
Internet Software                 53,100      Akamai Technologies, Inc. (c)..................................     2,820,672
& Services--4.8%                  12,300      Google, Inc. Class A (c).......................................     5,663,904
                                 100,000      Yahoo!, Inc. (c)...............................................     2,554,000
                                                                                                               ------------
                                                                                                                 11,038,576
---------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools               20,900      Covance, Inc. (c)..............................................     1,231,219
& Services--2.2%                  85,200      Thermo Electron Corp. (c)......................................     3,858,708
                                                                                                               ------------
                                                                                                                  5,089,927
---------------------------------------------------------------------------------------------------------------------------
Machinery--1.3%                   83,200      Pall Corp......................................................     2,874,560
---------------------------------------------------------------------------------------------------------------------------
Media--1.9%                      125,500      Walt Disney Co.................................................     4,300,885
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.5%             12,500      Allegheny Technologies, Inc....................................     1,133,500
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail--4.3%            54,800      Kohl's Corp. (c)...............................................     3,749,964
                                  38,400      Nordstrom, Inc.................................................     1,894,656
                                  73,500      Target Corp....................................................     4,193,175
                                                                                                               ------------
                                                                                                                  9,837,795
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--4.3%             44,100      GlaxoSmithKline Plc (a)........................................     2,326,716
                                  20,900      Novartis AG (a)................................................     1,200,496
                                  70,200      Novartis AG Registered Shares..................................     4,047,230
                                  13,100      Roche Holding AG...............................................     2,349,077
                                                                                                               ------------
                                                                                                                  9,923,519
---------------------------------------------------------------------------------------------------------------------------
Software--5.6%                    70,900      Activision, Inc. (c)...........................................     1,222,316
                                  60,300      Adobe Systems, Inc. (c)........................................     2,479,536
                                  40,300      Electronic Arts, Inc. (c)......................................     2,029,508
                                 215,000      Oracle Corp. (c)...............................................     3,685,100
                                  65,000      SAP AG (a).....................................................     3,451,500
                                                                                                               ------------
                                                                                                                 12,867,960
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--4.1%            60,900      American Eagle Outfitters, Inc.................................     1,900,689
                                  54,400      Best Buy Co., Inc..............................................     2,675,936
                                 182,250      Staples, Inc...................................................     4,866,075
                                                                                                               ------------
                                                                                                                  9,442,700
---------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel &               32,500      Nike, Inc. Class B.............................................     3,218,475
Luxury Goods--1.4%
---------------------------------------------------------------------------------------------------------------------------
                                              Total Common Stocks
                                              (Cost--$202,426,655)--98.8%                                       225,975,203
---------------------------------------------------------------------------------------------------------------------------

                              Beneficial
                               Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                             $    11,729      BlackRock Liquidity Series, LLC Cash Sweep Series,
                                               5.26% (b)(f)..................................................        11,729
                              11,857,750      BlackRock Liquidity Series, LLC Money Market Series,
                                               5.29% (b)(e)(f)...............................................    11,857,750
---------------------------------------------------------------------------------------------------------------------------
                                              Total Short-Term Securities
                                              (Cost--$11,869,479)--5.2%                                          11,869,479
---------------------------------------------------------------------------------------------------------------------------
                                              Total Investments (Cost--$214,296,134*)--104.0%................   237,844,682
                                              Liabilities in Excess of Other Assets--(4.0%)..................    (9,103,669)
                                                                                                               ------------
                                              Net Assets--100.0%.............................................  $228,741,013
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost..........................................  $214,495,296
                                                                ============

      Gross unrealized appreciation...........................  $ 27,343,795
      Gross unrealized depreciation...........................    (3,994,409)
                                                                ------------
      Net unrealized appreciation.............................  $ 23,349,386
                                                                ============

(a)   Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

======================================================================================================================
                                                                                           Net              Interest
Affiliate                                                                                Activity            Income
----------------------------------------------------------------------------------------------------------------------
Blackrock Liquidity Series, LLC Cash Sweep Series...................................   $ (9,518,184)       $ 301,800
Blackrock Liquidity Series, LLC Money Market Series.................................   $(19,572,900)       $  27,104
----------------------------------------------------------------------------------------------------------------------

(c)   Non-income producing security.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

(f)   Represents the current yield as of December 31, 2006.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006                (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Australia--0.9%      Beverages--0.0%                21,200   Coca-Cola Amatil Ltd............................    $  129,857
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.2%           8,400   Macquarie Bank Ltd..............................       523,347
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.4%          18,900   BHP Billiton Ltd................................       377,442
                                                     8,400   Newcrest Mining Ltd.............................       174,714
                                                     5,900   Rio Tinto Ltd...................................       346,026
                                                    20,200   Zinifex Ltd.....................................       299,603
                                                                                                                 ----------
                                                                                                                  1,197,785
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           4,000   Woodside Petroleum Ltd..........................       120,328
                     Fuels--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest Products--0.0%  30,800   Great Southern Plantations Ltd..................        68,560
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 44,000   Macquarie Airports..............................       125,033
                     Infrastructure--0.3%          144,900   Macquarie Infrastructure Group..................       395,742
                                                   108,964   Sydney Roads Group..............................       113,534
                                                    30,500   Transurban Group................................       183,452
                                                                                                                 ----------
                                                                                                                    817,761
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Australia                     2,857,638
---------------------------------------------------------------------------------------------------------------------------
Austria--0.0%        Diversified                     2,400   Telekom Austria AG..............................        64,313
                     Telecommunication
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Austria                          64,313
---------------------------------------------------------------------------------------------------------------------------
Belgium--0.1%        Leisure Equipment &            11,808   AGFA-Gevaert NV.................................       301,766
                     Products--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Belgium                         301,766
---------------------------------------------------------------------------------------------------------------------------
Brazil--1.5%         Commercial Banks--0.0%          1,600   Uniao de Bancos Brasileiros SA (a)..............       148,736
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 11,600   Obrascon Huarte Lain Brasil SA (f)..............       186,773
                     Engineering--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        2,800   Companhia Energetica de Minas Gerais (a)........       134,960
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples              2,698,300   Cia Brasileira de Distribuicao Grupo Pao
                     Retailing--0.0%                            de Acucar....................................        94,684
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%             8,700   Cosan SA Industria e Comercio (f)...............       182,022
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.1%              16,700   Datasul (f).....................................       153,985
                     ------------------------------------------------------------------------------------------------------
                     Leisure Equipment &             4,900   Localiza Rent A Car SA..........................       147,355
                     Products--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.2%          14,800   Companhia Vale do Rio Doce
                                                               (Preference `A' Shares) (a)...................       388,500
                                                     5,400   Usinas Siderurgicas de Minas Gerais SA
                                                               (Preference `A' Shares).......................       203,464
                                                                                                                 ----------
                                                                                                                    591,964
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          24,900   Petroleo Brasileiro SA (a)......................     2,466,243
                     Fuels--0.8%
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%              26,000   All America Latina Logistica SA.................       269,796
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                    200   Totvs SA (f)....................................         4,427
                     ------------------------------------------------------------------------------------------------------
                     Water Utilities--0.0%          12,200   Cia de Saneamento de Minas Gerais...............       143,042
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication     48,500   Vivo Participacoes SA (a).......................       198,850
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Brazil                        4,722,837
---------------------------------------------------------------------------------------------------------------------------
Canada--1.2%         Communications                 13,400   Nortel Networks Corp. (f).......................       358,182
                     Equipment--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                       300   BCE, Inc........................................         8,100
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%                   200   Sun Life Financial, Inc.........................         8,470
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.5%          40,400   Alamos Gold, Inc. (f)...........................       334,660
                                                     7,594   Barrick Gold Corp...............................       233,136
                                                   138,500   Bema Gold Corp. (f).............................       724,478
                                                    25,200   Kinross Gold Corp. (f)..........................       299,376
                                                                                                                 ----------
                                                                                                                  1,591,650
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Canada               Oil, Gas & Consumable           6,800   Petro-Canada....................................    $  278,438
(concluded)          Fuels--0.3%                     6,300   Suncor Energy, Inc. (a).........................       497,133
                                                     5,400   Talisman Energy, Inc............................        91,686
                                                                                                                 ----------
                                                                                                                    867,257
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.3%              12,000   Canadian Pacific Railway Ltd....................       631,823
                                                     5,300   Canadian Pacific Railway Ltd. (US)..............       279,628
                                                                                                                 ----------
                                                                                                                    911,451
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Canada                        3,745,110
---------------------------------------------------------------------------------------------------------------------------
Chile--0.1%          Commercial Banks--0.1%          6,200   Banco Santander Chile SA (a)....................       298,592
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        7,900   Enersis SA (a)..................................       126,400
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Chile                           424,992
---------------------------------------------------------------------------------------------------------------------------
China--1.3%          Automobiles--0.0%             200,000   Denway Motors Ltd...............................        80,995
                     ------------------------------------------------------------------------------------------------------
                     Electrical                    540,000   Shanghai Electric Group Corp....................       227,016
                     Food Products--0.1%           212,200   Chaoda Modern Agriculture Holdings Ltd..........       136,678
                     ------------------------------------------------------------------------------------------------------
                     Industrial                    338,800   Beijing Enterprises Holdings Ltd................       723,919
                     Conglomerates--0.3%            55,200   Shanghai Industrial Holdings Ltd................       117,521
                                                   247,100   Tianjin Development Holdings Ltd................       175,359
                                                                                                                 ----------
                                                                                                                  1,016,799
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 7,733   China Life Insurance Co. Ltd. (a)...............       390,601
                                                    33,000   Ping An Insurance Group Co. of China Ltd........       182,643
                                                                                                                 ----------
                                                                                                                    573,244
                     ------------------------------------------------------------------------------------------------------
                     Marine--0.0%                  393,200   Xiamen International Port Co. Ltd. (f)..........        99,080
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable         256,600   China Shenhua Energy Co. Ltd. Class H...........       617,558
                     Fuels--0.4%                   663,100   Yanzhou Coal Mining Co. Ltd.....................       535,370
                                                                                                                 ----------
                                                                                                                  1,152,928
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.2%             916,300   Guangshen Railway Co. Ltd.......................       624,351
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 98,300   Hainan Meilan International Airport Co., Ltd. (f)       56,996
                     Infrastructure--0.0%           88,000   Jiangsu Express.................................        58,717
                                                                                                                 ----------
                                                                                                                    115,713
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      6,700   China Communications Services Corp. Ltd. (f)....         3,824
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in China                         4,030,628
---------------------------------------------------------------------------------------------------------------------------
Denmark--0.2%        Commercial Banks--0.2%         11,177   Danske Bank A/S.................................       496,641
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Denmark                         496,641
---------------------------------------------------------------------------------------------------------------------------
Finland--0.2%        Communications                  6,600   Nokia Oyj (a)...................................       134,112
---------------------------------------------------------------------------------------------------------------------------
                     Equipment--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%       21,231   Fortum Oyj......................................       604,238
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Finland                         738,350
---------------------------------------------------------------------------------------------------------------------------
France--2.4%         Aerospace & Defense--0.1%      12,000   European Aeronautic Defense and Space Co........       413,438
---------------------------------------------------------------------------------------------------------------------------
                     Automobiles--0.4%               7,064   Peugeot SA......................................       468,105
                                                     6,013   Renault SA......................................       722,306
                                                                                                                 ----------
                                                                                                                  1,190,411
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.0%                   175   Arkema (a)(f)...................................         8,984
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.5%          8,306   BNP Paribas.....................................       906,199
                                                    14,122   Credit Agricole SA..............................       593,924
                                                                                                                 ----------
                                                                                                                  1,500,123
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  4,661   Vinci SA........................................       595,584
                     Engineering--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    17,500   France Telecom SA...............................       483,961
                     Telecommunication
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%        7,680   Electricite de France...........................       559,615
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%                 2,940   Assurances Generales de France (AGF)............       458,338
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.2%                 1,681   Vallourec.......................................       488,845
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
France               Oil, Gas & Consumable           7,000   Total SA (a)....................................    $  503,440
(concluded)          Fuels--0.5%                    14,405   Total SA........................................     1,039,183
                                                                                                                 ----------
                                                                                                                  1,542,623
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in France                        7,241,922
---------------------------------------------------------------------------------------------------------------------------
Germany--1.8%        Air Freight &                  17,709   Deutsche Post AG................................       533,923
                     ------------------------------------------------------------------------------------------------------
                     Logistics--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.1%               8,130   Bayerische Motoren Werke AG.....................       466,948
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.4%                 7,199   BASF AG.........................................       701,797
                                                    10,616   Bayer AG........................................       569,793
                                                                                                                 ----------
                                                                                                                  1,271,590
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  7,031   Hochtief AG.....................................       512,324
                     Engineering--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.3%        6,103   E.ON AG.........................................       828,423
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.4%                 3,839   Allianz AG Registered Shares....................       784,270
                                                     2,556   Muenchener Rueckversicherungs AG
                                                             Registered Shares...............................       440,042
                                                                                                                 ----------
                                                                                                                  1,224,312
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.2%           5,218   RWE AG..........................................       575,148
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Germany                       5,412,668
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.8%      Commercial Banks--0.1%         17,500   HSBC Holdings Plc...............................       320,828
                     ------------------------------------------------------------------------------------------------------
                     Computers &                   150,000   Lenovo Group Ltd................................        60,939
                     Peripherals--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.1%       84,500   Cheung Kong Infrastructure Holdings Ltd.........       262,355
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     65,000   Hutchison Whampoa Ltd...........................       660,588
                     Conglomerates--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management         30,000   Cheung Kong Holdings Ltd........................       369,297
                     & Development--0.4%            40,300   Sun Hung Kai Properties Ltd.....................       462,930
                                                    70,000   Wharf Holdings Ltd..............................       258,733
                                                                                                                 ----------
                                                                                                                  1,090,960
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hong Kong                     2,395,670
---------------------------------------------------------------------------------------------------------------------------
Hungary--0.1%        Oil, Gas & Consumable           3,345   Mol Magyar Olaj- es Gazipari Rt.................       379,380
                     Fuels--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Hungary                         379,380
---------------------------------------------------------------------------------------------------------------------------
India--2.4%          Automobiles--0.3%               3,300   Bajaj Auto Ltd..................................       195,282
                                                    31,018   Tata Motors Ltd.................................       631,153
                                                                                                                 ----------
                                                                                                                    826,435
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%         19,300   Karnataka Bank Ltd..............................        65,780
                                                    11,700   State Bank of India Ltd.........................       329,271
                                                                                                                 ----------
                                                                                                                    395,051
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.1%  122,425   Gujarat Ambuja Cements Ltd......................       390,150
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial           3,990   Reliance Capital Ltd............................        54,725
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%        5,557   Reliance Energy Ltd.............................        65,294
                     ------------------------------------------------------------------------------------------------------
                     Gas Utilities--0.0%            98,500   Reliance Natural Resources Ltd. (f).............        49,406
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.2%              10,000   Infosys Technologies Ltd........................       506,507
                     ------------------------------------------------------------------------------------------------------
                     Media--0.4%                    63,405   Wire and Wireless India Ltd.....................       122,804
                                                    57,331   Zee News Ltd....................................        55,408
                                                   126,811   Zee Telefilms Ltd...............................       841,061
                                                                                                                 ----------
                                                                                                                  1,019,273
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           5,700   Hindustan Petroleum Corp........................        35,866
                     Fuels--0.8%                    84,000   Reliance Industries Ltd.........................     2,410,587
                                                                                                                 ----------
                                                                                                                  2,446,453
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.0%           4,300   Wockhardt Ltd...................................        34,013
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%               7,500   Container Corp. of India........................       358,165
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage             15,100   Housing Development Finance Corp................       555,043
                     Finance--0.2%
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
India                Wireless Telecommunication     68,000   Reliance Communication Ventures Ltd. (f)........    $  724,632
(concluded)          Services--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in India                         7,425,147
---------------------------------------------------------------------------------------------------------------------------
Ireland--0.2%        Commercial Banks--0.2%         23,721   Allied Irish Banks Plc..........................       704,538
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Ireland                         704,538
---------------------------------------------------------------------------------------------------------------------------
Israel--0.3%         Communications                 76,300   ECI Telecom Ltd. (a)(f).........................       660,758
                     Equipment--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.1%           3,734   Teva Pharmaceutical Industries Ltd. (a).........       116,053
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                  4,906   Ectel Ltd. (a)(f)...............................        23,990
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Israel                          800,801
---------------------------------------------------------------------------------------------------------------------------
Italy--1.4%          Commercial Banks--0.6%         88,664   Banca Intesa SpA................................       684,687
                                                    48,229   Capitalia SpA...................................       456,474
                                                    83,257   UniCredito Italiano SpA.........................       729,756
                                                                                                                 ----------
                                                                                                                  1,870,917
                     ------------------------------------------------------------------------------------------------------
                     Diversified                   128,135   Telecom Italia SpA..............................       387,340
                     Telecommunication             212,824   Telecom Italia SpA (RNC)........................       539,961
                     Services--0.3%                                                                              ----------
                                                                                                                    927,301
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,750   ENI SpA (a).....................................       185,020
                     Fuels--0.5%                    35,121   ENI SpA.........................................     1,181,286
                                                                                                                 ----------
                                                                                                                  1,366,306
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Italy                         4,164,524
---------------------------------------------------------------------------------------------------------------------------
Japan--7.3%          Auto Components--0.1%           9,500   Toyota Industries Corp..........................       436,662
                     ------------------------------------------------------------------------------------------------------
                     Automobiles--0.4%               5,400   Honda Motor Co., Ltd............................       213,268
                                                    35,000   Suzuki Motor Corp...............................       988,194
                                                                                                                 ----------
                                                                                                                  1,201,462
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.3%                29,018   Coca-Cola West Holdings Co. Ltd.................       671,775
                                                     7,000   Hokkaido Coca-Cola Bottling Co., Ltd............        42,234
                                                    23,000   Mikuni Coca-Cola Bottling Co., Ltd..............       222,453
                                                                                                                 ----------
                                                                                                                    936,462
                     ------------------------------------------------------------------------------------------------------
                     Building Products--0.1%        23,000   Asahi Glass Co., Ltd............................       276,375
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.1%          17,500   Nomura Holdings, Inc............................       330,133
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.4%                 9,300   Shin-Etsu Chemical Co., Ltd.....................       622,839
                                                    65,000   Sumitomo Chemical Co., Ltd......................       504,138
                                                                                                                 ----------
                                                                                                                  1,126,977
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.6%         48,997   The Bank of Fukuoka Ltd.........................       357,375
                                                    31,833   The Bank of Yokohama Ltd........................       249,303
                                                        25   Mitsubishi UFJ Financial Group, Inc.............       308,811
                                                    53,900   Shinsei Bank Ltd................................       317,046
                                                        60   Sumitomo Mitsui Financial Group, Inc............       615,100
                                                                                                                 ----------
                                                                                                                  1,847,635
                     ------------------------------------------------------------------------------------------------------
                     Construction &                 25,500   JGC Corp........................................       438,196
                     Engineering--0.2%              68,000   Okumura Corp....................................       336,557
                                                                                                                 ----------
                                                                                                                    774,753
                     ------------------------------------------------------------------------------------------------------
                     Consumer Finance--0.1%          9,600   Credit Saison Co., Ltd..........................       330,742
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial             860   NCB Holdings Ltd. (f)...........................        81,700
                     Services--0.5%                 47,100   RHJ International (f)...........................     1,007,221
                                                    18,600   RHJ International (a)(e)(f).....................       397,756
                                                                                                                 ----------
                                                                                                                  1,486,677
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &          8,000   Murata Manufacturing Co., Ltd...................       541,154
                     Instruments--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  4,500   Ministop Co., Ltd...............................        76,951
                     Retailing--0.2%                18,500   Seven & I Holdings Co. Ltd......................       575,186
                                                                                                                 ----------
                                                                                                                    652,137
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%            28,000   Ajinomoto Co., Inc..............................       370,102
                                                     6,000   House Foods Corp................................        98,920
                                                                                                                 ----------
                                                                                                                    469,022
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Japan                Gas Utilities--0.2%           116,000   Tokyo Gas Co., Ltd..............................    $  617,016
(concluded)          ------------------------------------------------------------------------------------------------------
                     Household Durables--0.0%        3,800   Rinnai Corp.....................................       113,676
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.0%       10,200   Rohto Pharmaceutical Co., Ltd...................       108,424
                     ------------------------------------------------------------------------------------------------------
                     Insurance--1.6%               130,000   Aioi Insurance Co., Ltd.........................       917,609
                                                    47,500   Millea Holdings, Inc............................     1,676,400
                                                   128,000   Mitsui Sumitomo Insurance Co., Ltd..............     1,400,412
                                                   116,700   Nipponkoa Insurance Co., Ltd....................       946,309
                                                                                                                 ----------
                                                                                                                  4,940,730
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.2%                 1,400   Fanuc Ltd.......................................       137,877
                                                    49,000   Kubota Corp.....................................       453,746
                                                                                                                 ----------
                                                                                                                    591,623
                     ------------------------------------------------------------------------------------------------------
                     Media--0.1%                    23,700   Toho Co., Ltd...................................       428,175
                     ------------------------------------------------------------------------------------------------------
                     Office Electronics--0.3%       14,250   Canon, Inc......................................       802,277
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.5%          16,000   Takeda Pharmaceutical Co., Ltd..................     1,098,441
                                                    21,000   Tanabe Seiyaku Co., Ltd.........................       274,400
                                                                                                                 ----------
                                                                                                                  1,372,841
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management            101   Marco Polo Investment Holdings Ltd. (f).........       103,790
                     & Development--0.2%               240   NTT Urban Development Co........................       463,846
                                                                                                                 ----------
                                                                                                                    567,636
                     ------------------------------------------------------------------------------------------------------
                     Road & Rail--0.1%                  53   East Japan Railway Co...........................       354,061
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                      95   Japan Tobacco, Inc..............................       459,014
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies &            30,000   Mitsubishi Corp.................................       564,682
                     Distributors--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication        515   NTT DoCoMo, Inc.................................       813,579
                     Services--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Japan                        22,143,925
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.6%       Diversified                    55,000   Telekom Malaysia Bhd............................       151,998
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%      223,487   Tenaga Nasional Bhd.............................       690,479
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%            94,300   IOI Corp. Bhd...................................       491,814
                     ------------------------------------------------------------------------------------------------------
                     Independent Power Producers    19,000   Malakoff Bhd....................................        54,393
                     & Energy Traders--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.1%                  20,000   British American Tobacco Malaysia Bhd...........       245,181
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 76,400   PLUS Expressways Bhd............................        60,851
                     Infrastructure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                       95,000   Maxis Communications Bhd........................       274,660
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Malaysia                      1,969,376
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.4%         Beverages--0.1%                 3,900   Fomento Economico Mexicano, SA de CV (a)........       451,464
                     ------------------------------------------------------------------------------------------------------
                     Media--0.3%                    29,200   Grupo Televisa, SA (a)..........................       788,692
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Mexico                        1,240,156
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.4%    Diversified Financial          16,614   ING Groep NV CVA................................       736,670
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.2%          10,389   Mittal Steel Co. NV.............................       438,435
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the Netherlands               1,175,105
---------------------------------------------------------------------------------------------------------------------------
New Zealand--0.1%    Diversified                    46,000   Telecom Corp. of New Zealand Ltd................       157,509
                     Telecommunication
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.0%       22,700   Contact Energy Ltd..............................       133,064
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in New Zealand                     290,573
---------------------------------------------------------------------------------------------------------------------------
Norway--0.2%         Diversified                     6,700   Telenor ASA.....................................       125,990
                     Telecommunication
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Norway               Oil, Gas & Consumable          19,854   Statoil ASA.....................................  $    526,186
(concluded)          Fuels--0.2%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Norway                          652,176
---------------------------------------------------------------------------------------------------------------------------
Peru--0.0%           Metals & Mining--0.0%           2,000   Southern Copper Corp............................       107,780
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Peru                            107,780
---------------------------------------------------------------------------------------------------------------------------
Singapore--1.4%      Commercial Banks--0.1%         54,400   Oversea-Chinese Banking Corp....................       273,108
                     ------------------------------------------------------------------------------------------------------
                     Diversified                   450,200   Singapore Telecommunications Ltd................       962,775
                     Telecommunication
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers         157,500   Parkway Holdings Ltd............................       322,445
                     & Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Industrial                    147,500   Fraser and Neave Ltd............................       432,763
                     Conglomerates--0.4%            64,000   Keppel Corp. Ltd................................       734,409
                                                                                                               ------------
                                                                                                                  1,167,172
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Management        167,400   CapitaLand Ltd..................................       676,694
                     & Development--0.4%            91,000   Keppel Land Ltd.................................       409,389
                                                                                                               ------------
                                                                                                                  1,086,083
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication    216,000   MobileOne Ltd...................................       302,787
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Singapore                     4,114,370
---------------------------------------------------------------------------------------------------------------------------
South Africa--0.1%   Metals & Mining--0.1%          10,600   Gold Fields Ltd. (a)............................       200,128
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,900   Sasol Ltd.......................................       107,010
                     Fuels--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Africa                    307,138
---------------------------------------------------------------------------------------------------------------------------
South Korea--2.3%    Chemicals--0.1%                11,900   Samsung Fine Chemicals Co., Ltd.................       298,140
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.3%          8,600   Daegu Bank......................................       147,032
                                                     3,300   Hana Financial Group, Inc.......................       173,516
                                                     4,000   Kookmin Bank....................................       322,151
                                                    11,200   Pusan Bank......................................       139,699
                                                                                                               ------------
                                                                                                                    782,398
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    42,000   KT Corp. (a)....................................     1,064,700
                     Telecommunication
                     Services--0.4%
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%       13,500   Korea Electric Power Corp. (f)..................       615,484
                     ------------------------------------------------------------------------------------------------------
                     Electrical Equipment--0.1%      6,400   LS Cable Ltd....................................       264,258
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &          9,000   Fine DNC Co., Ltd...............................        44,806
                     Instruments--0.0%               7,304   Interflex Co., Ltd..............................        61,652
                                                                                                               ------------
                                                                                                                    106,458
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%             3,900   CJ Corp.........................................       469,677
                                                       400   Nong Shim Co., Ltd..............................       122,581
                                                                                                               ------------
                                                                                                                    592,258
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &          15,832   Paradise Co. Ltd................................        67,243
                     Leisure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 6,300   Dongbu Insurance Co., Ltd.......................       167,661
                                                    24,300   Korean Reinsurance Co...........................       331,839
                                                    24,900   Meritz Fire & Marine Insurance Co. Ltd..........       170,016
                                                                                                               ------------
                                                                                                                    669,516
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.4%          16,000   POSCO (a).......................................     1,322,720
                     ------------------------------------------------------------------------------------------------------
                     Multiline Retail--0.0%          3,500   Lotte Shopping Co. (a)(e)(f)....................        72,634
                     ------------------------------------------------------------------------------------------------------
                     Textiles, Apparel &             4,500   Cheil Industries, Inc...........................       189,919
                     Luxury Goods--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                  10,800   KT&G Corp.......................................       656,129
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      1,300   SK Telecom Co., Ltd.............................       311,022
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in South Korea                   7,012,879
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
Spain--0.3%          Commercial Banks--0.2%         26,164   Banco Bilbao Vizcaya Argentaria SA..............  $    629,967
                     ------------------------------------------------------------------------------------------------------
                     Transportation                  8,925   Cintra Concesiones de Infraestructuras de
                     Infrastructure--0.1%                      Transporte SA.................................       149,624
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Spain                           779,591
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.4%         Diversified Financial          32,926   Investor AB.....................................       808,006
                     Services--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    51,441   TeliaSonera AB..................................       422,667
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Sweden                        1,230,673
---------------------------------------------------------------------------------------------------------------------------
Switzerland--0.9%    Capital Markets--0.5%          12,025   Credit Suisse Group.............................       841,306
                                                    11,326   UBS AG..........................................       688,297
                                                                                                               ------------
                                                                                                                  1,529,603
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%             1,930   Nestle SA Registered Shares.....................       685,835
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.2%                 7,629   Swiss Reinsurance Registered Shares.............       648,637
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Switzerland                   2,864,075
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.8%         Commercial Banks--0.2%        264,300   Chinatrust Financial Holding Co.................       221,027
                                                   289,730   SinoPac Financial Holdings Co., Ltd.............       155,157
                                                   228,908   Taishin Financial Holdings Co., Ltd.............       134,177
                                                                                                               ------------
                                                                                                                    510,361
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial         199,000   Fubon Financial Holding Co. Ltd.................       186,267
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    71,220   Chunghwa Telecom Co Ltd.........................       132,452
                     Telecommunication              36,270   Chunghwa Telecom Co. Ltd. (a)...................       715,607
                     Services--0.3%
                                                                                                               ------------
                                                                                                                    848,059
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        147,332   Delta Electronics, Inc..........................       474,754
                     Instruments--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.1%               150,413   Cathay Financial Holding Co., Ltd...............       341,585
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Taiwan                        2,361,026
---------------------------------------------------------------------------------------------------------------------------
Thailand--0.6%       Commercial Banks--0.1%        244,000   Siam Commercial Bank PCL Foreign Shares.........       399,210
                     ------------------------------------------------------------------------------------------------------
                     Construction Materials--0.1%   41,200   Siam Cement PCL Foreign Shares..................       295,199
                                                     3,700   Siam City Cement PCL Foreign Shares.............        26,511
                                                                                                               ------------
                                                                                                                    321,710
                     ------------------------------------------------------------------------------------------------------
                     Electronic Equipment &        223,000   Hana Microelectronics PCL.......................       176,135
                     Instruments--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            87,000   Thai Union Frozen Products PCL Foreign Shares...        66,876
                     ------------------------------------------------------------------------------------------------------
                     Household Durables--0.0%      258,000   Land and Houses PCL Foreign Shares..............        50,217
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable         108,000   PTT Exploration & Production PCL................       293,992
                     Fuels--0.2%                    73,000   PTT PCL.........................................       432,440
                                                                                                               ------------
                                                                                                                    726,432
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 22,500   Airports of Thailand PCL........................        37,130
                     Infrastructure--0.1%           99,000   Bangkok Expressway PCL Foreign Shares...........        67,303
                                                                                                               ------------
                                                                                                                    104,433

---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Thailand                      1,845,013
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace & Defense--0.2%      76,715   BAE Systems Plc.................................       639,504
Kingdom--3.8%
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.2%                 6,200   Diageo Plc (a)..................................       491,722
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.8%         81,160   Barclays Plc....................................     1,160,042
                                                    57,782   HBOS Plc........................................     1,280,701
                                                                                                               ------------
                                                                                                                  2,440,743
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial          84,040   Guinness Peat Group Plc.........................       144,473
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.2%            14,600   Cadbury Schweppes Plc (a).......................       626,778
                                                    16,300   RHM Plc.........................................       120,719
                                                                                                               ------------
                                                                                                                    747,497
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United Kingdom       Insurance--0.5%                54,888   Aviva Plc.......................................  $    883,401
(concluded)                                         42,890   Prudential Plc..................................       587,425
                                                                                                               ------------
                                                                                                                  1,470,826
                     ------------------------------------------------------------------------------------------------------
                     Media--0.1%                     7,632   NTL, Inc........................................       192,632
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable           2,000   BP Plc (a)......................................       134,200
                     Fuels--0.6%                     5,300   Royal Dutch Shell Plc (a).......................       375,187
                                                    35,388   Royal Dutch Shell Plc Class B...................     1,240,274
                                                                                                               ------------
                                                                                                                  1,749,661
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--0.4%          41,925   GlaxoSmithKline Plc.............................     1,103,268
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.1%         56,019   Kesa Electricals Plc............................       372,104
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication    593,698   Vodafone Group Plc..............................     1,644,867
                     Services--0.7%                 17,622   Vodafone Group Plc (a)..........................       489,539
                                                                                                               ------------
                                                                                                                  2,134,406
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United Kingdom           11,486,836
---------------------------------------------------------------------------------------------------------------------------
United               Aerospace & Defense--0.1%         100   Boeing Co.......................................         8,884
States--21.9%                                        1,800   General Dynamics Corp...........................       133,830
                                                       100   Lockheed Martin Corp............................         9,207
                                                       100   Northrop Grumman Corp...........................         6,770
                                                       200   Raytheon Co.....................................        10,560
                                                     2,300   Spirit Aerosystems Holdings, Inc. Class A (f)...        76,981
                                                                                                               ------------
                                                                                                                    246,232
                     ------------------------------------------------------------------------------------------------------
                     Air Freight & Logistics--0.0%     800   FedEx Corp......................................        86,896
                     ------------------------------------------------------------------------------------------------------
                     Airlines--0.0%                    200   AMR Corp. (f)...................................         6,046
                                                       200   Continental Airlines, Inc. Class B (f)..........         8,250
                                                                                                               ------------
                                                                                                                     14,296
                     ------------------------------------------------------------------------------------------------------
                     Beverages--0.3%                 8,400   The Coca-Cola Co................................       405,300
                                                     6,100   Constellation Brands, Inc. Class A (f)..........       177,022
                                                     2,900   Molson Coors Brewing Co. Class B................       221,676
                                                       300   Pepsi Bottling Group, Inc.......................         9,273
                                                     2,900   PepsiAmericas, Inc..............................        60,842
                                                                                                               ------------
                                                                                                                    874,113
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.0%               900   Amgen, Inc. (f).................................        61,479
                     ------------------------------------------------------------------------------------------------------
                     Capital Markets--0.4%             200   Ameriprise Financial, Inc.......................        10,900
                                                    10,800   The Bank of New York Co., Inc...................       425,196
                                                       100   The Bear Stearns Cos., Inc......................        16,278
                                                       100   Goldman Sachs Group, Inc........................        19,935
                                                    18,500   Knight Capital Group, Inc. Class A (f)..........       354,645
                                                       800   Lehman Brothers Holdings, Inc...................        62,496
                                                       700   Mellon Financial Corp...........................        29,505
                                                       100   Morgan Stanley..................................         8,143
                                                     2,500   Northern Trust Corp.............................       151,725
                                                                                                               ------------
                                                                                                                  1,078,823
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.1%                 3,850   E.I. du Pont de Nemours & Co....................       187,533
                                                     1,310   Tronox, Inc. Class B............................        20,685
                                                                                                               ------------
                                                                                                                    208,218
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.3%          4,550   Fifth Third Bancorp.............................       186,231
                                                       300   National City Corp..............................        10,968
                                                     4,700   Wachovia Corp...................................       267,665
                                                    15,300   Wells Fargo & Co................................       544,068
                                                                                                               ------------
                                                                                                                  1,008,932
                     ------------------------------------------------------------------------------------------------------
                     Commercial Services               300   Waste Management, Inc...........................        11,031
                     & Supplies--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Communications                100,300   3Com Corp. (f)..................................       412,233
                     Equipment--1.6%                   700   Avaya, Inc. (f).................................         9,786
                                                    65,500   Cisco Systems, Inc. (f).........................     1,790,115
                                                    44,600   Comverse Technology, Inc. (f)...................       941,506
                                                    14,300   Extreme Networks, Inc. (f)......................        59,917
                                                     4,737   JDS Uniphase Corp. (f)..........................        78,918
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Communications                 40,500   Motorola, Inc...................................    $  832,680
(continued)          Equipment                      16,500   QUALCOMM, Inc...................................       623,535
                     (concluded)                     5,100   Tellabs, Inc. (f)...............................        52,326
                                                                                                               ------------
                                                                                                                  4,801,016
                     ------------------------------------------------------------------------------------------------------
                     Computers &                     8,971   Hewlett-Packard Co..............................       369,515
                     Peripherals--0.7%               9,000   International Business Machines Corp............       874,350
                                                     9,500   Lexmark International, Inc. Class A (f).........       695,400
                                                    56,450   Sun Microsystems, Inc. (f)......................       305,959
                                                                                                               ------------
                                                                                                                  2,245,224
                     ------------------------------------------------------------------------------------------------------
                     Construction &                  2,600   Chicago Bridge & Iron Co. NV....................        71,084
                     Engineering--0.9%              42,006   Foster Wheeler Ltd. (f).........................     2,316,211
                                                    11,000   Quanta Services, Inc. (f).......................       216,370
                                                                                                               ------------
                                                                                                                  2,603,665
                     ------------------------------------------------------------------------------------------------------
                     Containers &                   10,600   Crown Holdings, Inc. (f)........................       221,752
                     Packaging--0.1%                 9,800   Smurfit-Stone Container Corp. (f)...............       103,488
                                                                                                               ------------
                                                                                                                    325,240
                     ------------------------------------------------------------------------------------------------------
                     Diversified Consumer           13,200   Career Education Corp. (f)......................       327,096
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial          12,719   Bank of America Corp............................       679,067
                     Services--0.7%                    200   CIT Group, Inc..................................        11,154
                                                    23,200   Citigroup, Inc..................................     1,292,240
                                                     3,100   JPMorgan Chase & Co.............................       149,730
                                                                                                               ------------
                                                                                                                  2,132,191
                     ------------------------------------------------------------------------------------------------------
                     Diversified                    16,200   AT&T, Inc.......................................       579,150
                     Telecommunication               5,300   BellSouth Corp..................................       249,683
                     Services--0.7%                  5,900   Cincinnati Bell, Inc. (f).......................        26,963
                                                     1,212   Embarq Corp.....................................        63,703
                                                     1,100   Qwest Communications International Inc. (f).....         9,207
                                                    27,000   Verizon Communications, Inc.....................     1,005,480
                                                     5,571   Windstream Corp.................................        79,220
                                                                                                               ------------
                                                                                                                  2,013,406
                     ------------------------------------------------------------------------------------------------------
                     Electric Utilities--0.2%        9,800   Mirant Corp. (f)................................       309,386
                                                    10,700   PPL Corp........................................       383,488
                                                                                                               ------------
                                                                                                                    692,874
                     ------------------------------------------------------------------------------------------------------
                     Energy Equipment &              1,400   Baker Hughes, Inc...............................       104,524
                     Services--0.8%                  4,600   ENSCO International, Inc........................       230,276
                                                     7,914   GlobalSantaFe Corp..............................       465,185
                                                     6,200   Halliburton Co..................................       192,510
                                                    13,700   Key Energy Services, Inc. (f)...................       214,405
                                                     2,600   National Oilwell Varco, Inc. (f)................       159,068
                                                       900   Noble Corp......................................        68,535
                                                     8,550   Schlumberger Ltd................................       540,018
                                                     2,250   Transocean, Inc. (f)............................       182,002
                                                     3,600   Weatherford International Ltd. (f)..............       150,444
                                                                                                               ------------
                                                                                                                  2,306,967
                     ------------------------------------------------------------------------------------------------------
                     Food & Staples                  6,900   CVS Corp........................................       213,279
                     Retailing--0.2%                   400   The Kroger Co...................................         9,228
                                                     3,172   SUPERVALU Inc...................................       113,399
                                                       300   Safeway, Inc....................................        10,368
                                                     7,300   Senomyx, Inc. (f)...............................        94,827
                                                     2,900   Wal-Mart Stores, Inc............................       133,922
                                                     3,500   Walgreen Co.....................................       160,615
                                                                                                               ------------
                                                                                                                    735,638
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%             8,200   ConAgra Foods, Inc..............................       221,400
                                                       200   General Mills, Inc..............................        11,520
                                                       300   Kraft Foods, Inc................................        10,710
                                                     6,100   Sara Lee Corp...................................       103,883
                                                                                                               ------------
                                                                                                                    347,513
                     ------------------------------------------------------------------------------------------------------
                     Health Care Equipment           4,300   Bausch & Lomb, Inc..............................       223,858
                     & Supplies--0.2%                4,500   Baxter International, Inc.......................       208,755
                                                     4,700   Boston Scientific Corp. (f).....................        80,746
                                                                                                               ------------
                                                                                                                    513,359
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Health Care Providers           5,600   Aetna, Inc......................................  $    241,808
(continued)          & Services--0.7%                2,300   AmerisourceBergen Corp..........................       103,408
                                                     3,700   Caremark Rx, Inc................................       211,307
                                                     1,200   Cigna Corp......................................       157,884
                                                     1,600   Health Management Associates, Inc. Class A......        33,776
                                                     3,820   HealthSouth Corp. (f)...........................        86,523
                                                     1,800   Humana, Inc. (f)................................        99,558
                                                     3,800   Manor Care, Inc.................................       178,296
                                                       200   McKesson Corp...................................        10,140
                                                     3,100   Medco Health Solutions, Inc. (f)................       165,664
                                                    16,100   Tenet Healthcare Corp. (f)......................       112,217
                                                     2,750   Triad Hospitals, Inc. (f).......................       115,033
                                                     5,600   UnitedHealth Group, Inc.........................       300,888
                                                     3,100   WellPoint, Inc. (f).............................       243,939
                                                                                                               ------------
                                                                                                                  2,060,441
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants &          20,800   Panera Bread Co. Class A (f)....................     1,162,928
                     Leisure--0.5%                   4,469   Tim Hortons, Inc................................       129,422
                                                     3,300   Wendy's International, Inc......................       109,197
                                                                                                               ------------
                                                                                                                  1,401,547
                     ------------------------------------------------------------------------------------------------------
                     Household Products--0.1%        3,200   The Procter & Gamble Co.........................       205,664
                     ------------------------------------------------------------------------------------------------------
                     IT Services--0.0%                 300   Accenture Ltd. Class A..........................        11,079
                                                       400   Total System Services, Inc......................        10,556
                                                                                                               ------------
                                                                                                                     21,635
                     ------------------------------------------------------------------------------------------------------
                     Independent Power Producers     9,800   The AES Corp. (f)...............................       215,992
                     & Energy Traders--0.2%         16,832   Dynegy, Inc. Class A (f)........................       121,864
                                                     6,300   TXU Corp........................................       341,523
                                                                                                               ------------
                                                                                                                    679,379
                     ------------------------------------------------------------------------------------------------------
                     Industrial                     79,400   General Electric Co.............................     2,954,474
                     Conglomerates--1.5%            13,950   McDermott International, Inc. (f)...............       709,497
                                                    28,832   Tyco International Ltd..........................       876,493
                                                                                                               ------------
                                                                                                                  4,540,464
                     ------------------------------------------------------------------------------------------------------
                     Insurance--2.7%                11,900   ACE Ltd.........................................       720,783
                                                     6,200   The Allstate Corp...............................       403,682
                                                    33,700   American International Group, Inc...............     2,414,942
                                                     3,900   Assurant, Inc...................................       215,475
                                                     2,400   Bristol West Holdings, Inc......................        37,992
                                                       200   Chubb Corp......................................        10,582
                                                     2,100   Darwin Professional Underwriters, Inc. (f)......        49,245
                                                    16,600   Endurance Specialty Holdings Ltd................       607,228
                                                     1,400   Everest Re Group Ltd............................       137,354
                                                       300   Genworth Financial, Inc. Class A................        10,263
                                                     3,300   Hartford Financial Services Group, Inc..........       307,923
                                                    10,900   IPC Holdings, Ltd...............................       342,805
                                                       200   Lincoln National Corp...........................        13,280
                                                       300   Loews Corp......................................        12,441
                                                     4,200   Marsh & McLennan Cos., Inc......................       128,772
                                                    11,900   Platinum Underwriters Holdings Ltd..............       368,186
                                                     2,000   Prudential Financial, Inc.......................       171,720
                                                     6,400   RenaissanceRe Holdings Ltd......................       384,000
                                                    13,722   The St. Paul Travelers Cos., Inc................       736,734
                                                    15,700   XL Capital Ltd. Class A.........................     1,130,714
                                                                                                               ------------
                                                                                                                  8,204,121
                     ------------------------------------------------------------------------------------------------------
                     Internet & Catalog                300   IAC/InterActiveCorp (f).........................        11,148
                     Retail--0.0%                    2,800   Liberty Media Holding Corp.--Interactive (f)....        60,396
                                                                                                               ------------
                                                                                                                     71,544
                     ------------------------------------------------------------------------------------------------------
                     Internet Software &             9,400   eBay, Inc. (f)..................................       282,658
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Life Sciences Tools &           2,700   Waters Corp. (f)................................       132,219
                     Services--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Machinery--0.0%                   100   Cummins, Inc....................................        11,818
                                                       100   Eaton Corp......................................         7,514
                                                       200   SPX Corp........................................        12,232
                                                       200   Terex Corp. (f).................................        12,916
                                                                                                               ------------
                                                                                                                     44,480
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Media--0.4%                     3,300   CBS Corp. Class B...............................  $    102,894
(continued)                                         14,945   Comcast Corp. Class A (f).......................       632,622
                                                     1,080   Discovery Holding Co. (f).......................        17,377
                                                     1,384   Idearc, Inc. (f)................................        39,652
                                                     1,558   Liberty Global, Inc. (f)........................        45,416
                                                     1,586   Liberty Global, Inc. Series C (f)...............        44,408
                                                       600   Liberty Media Holding Corp.--Capital (f)........        58,788
                                                       200   The McGraw-Hill Cos., Inc.......................        13,604
                                                       100   Omnicom Group...................................        10,454
                                                     8,800   Time Warner, Inc................................       191,664
                                                     3,727   Viacom, Inc. Class B (f)........................       152,919
                                                                                                               ------------
                                                                                                                  1,309,798
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.4%          21,900   Alcoa, Inc......................................       657,219
                                                     4,700   Freeport-McMoRan Copper & Gold, Inc. Class B....       261,931
                                                     4,700   Newmont Mining Corp.............................       212,205
                                                       200   Nucor Corp......................................        10,932
                                                       100   United States Steel Corp........................         7,314
                                                                                                               ------------
                                                                                                                  1,149,601
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.1%           8,500   CMS Energy Corp. (f)............................       141,950
                                                       200   PG&E Corp.......................................         9,466
                                                       200   Sempra Energy...................................        11,208
                                                                                                               ------------
                                                                                                                    162,624
                     ------------------------------------------------------------------------------------------------------
                     Multiline Retail--0.0%            500   Big Lots, Inc. (f)..............................        11,460
                                                       300   Family Dollar Stores, Inc.......................         8,799
                                                       100   JC Penney Co., Inc..............................         7,736
                                                       100   Kohl's Corp. (f)................................         6,843
                                                       200   Nordstrom, Inc..................................         9,868
                                                       100   Sears Holdings Corp. (f)........................        16,793
                                                                                                               ------------
                                                                                                                     61,499
                     ------------------------------------------------------------------------------------------------------
                     Office Electronics--0.0%          600   Xerox Corp. (f).................................        10,170
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable          11,126   Chevron Corp....................................       818,095
                     Fuels--2.4%                     9,358   ConocoPhillips..................................       673,308
                                                     2,600   Consol Energy, Inc..............................        83,538
                                                     2,374   Devon Energy Corp...............................       159,248
                                                    98,100   El Paso Corp....................................     1,498,968
                                                    27,443   Exxon Mobil Corp................................     2,102,957
                                                     4,500   Foundation Coal Holdings, Inc...................       142,920
                                                     4,100   Hess Corp.......................................       203,237
                                                     3,400   Marathon Oil Corp...............................       314,500
                                                     4,800   Murphy Oil Corp.................................       244,080
                                                     2,650   Noble Energy, Inc...............................       130,035
                                                     9,300   Occidental Petroleum Corp.......................       454,119
                                                     2,300   Pogo Producing Co...............................       111,412
                                                     9,600   Rosetta Resources, Inc. (e)(f)..................       179,232
                                                     3,150   Stone Energy Corp. (f)..........................       111,352
                                                                                                               ------------
                                                                                                                  7,227,001
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                  7,700   International Paper Co..........................       262,570
                     Products--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Personal Products--0.1%         5,200   Avon Products, Inc..............................       171,808
                     ------------------------------------------------------------------------------------------------------
                     Pharmaceuticals--1.4%           7,400   Abbott Laboratories.............................       360,454
                                                     7,500   Bristol-Myers Squibb Co.........................       197,400
                                                     4,700   Eli Lilly & Co..................................       244,870
                                                    17,800   Johnson & Johnson...............................     1,175,156
                                                    11,200   Merck & Co., Inc................................       488,320
                                                    33,750   Pfizer, Inc.....................................       874,125
                                                    13,100   Schering-Plough Corp............................       309,684
                                                    13,300   Valeant Pharmaceuticals International...........       229,292
                                                     1,900   Watson Pharmaceuticals, Inc. (f)................        49,457
                                                     7,800   Wyeth...........................................       397,176
                                                                                                               ------------
                                                                                                                  4,325,934
                     ------------------------------------------------------------------------------------------------------
                     Real Estate Investment          2,317   Ventas, Inc.....................................        98,055
                     Trusts (REITs)--0.0%
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                      Common Stocks                       Value
---------------------------------------------------------------------------------------------------------------------------
United States        Road & Rail--1.1%              22,400   CSX Corp........................................  $    771,232
(concluded)                                          8,000   Norfolk Southern Corp...........................       402,320
                                                    24,400   Union Pacific Corp..............................     2,245,288
                                                                                                               ------------
                                                                                                                  3,418,840
                     ------------------------------------------------------------------------------------------------------
                     Semiconductors &                1,786   Agere Systems, Inc. (f).........................        34,238
                     Semiconductor                   7,400   Cirrus Logic, Inc. (f)..........................        50,912
                     Equipment--0.1%                12,300   Genesis Microchip, Inc. (f).....................       124,722
                                                    13,400   Intel Corp......................................       271,350
                                                                                                               ------------
                                                                                                                    481,222
                     ------------------------------------------------------------------------------------------------------
                     Software--1.4%                 44,735   CA, Inc.........................................     1,013,248
                                                       300   McAfee, Inc. (f)................................         8,514
                                                    81,200   Microsoft Corp..................................     2,424,632
                                                    87,800   Novell, Inc. (f)................................       544,360
                                                       500   Symantec Corp. (f)..............................        10,425
                                                    22,400   TIBCO Software, Inc. (f)........................       211,456
                                                                                                               ------------
                                                                                                                  4,212,635
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.0%            300   American Eagle Outfitters, Inc..................         9,363
                                                       200   Limited Brands..................................         5,788
                                                       200   Office Depot, Inc. (f)..........................         7,634
                                                       200   The Sherwin-Williams Co.........................        12,716
                                                       300   Staples, Inc....................................         8,010
                                                       300   TJX Cos., Inc...................................         8,556
                                                                                                               ------------
                                                                                                                     52,067
                     ------------------------------------------------------------------------------------------------------
                     Textiles, Apparel &               762   Hanesbrands, Inc. (f)...........................        17,998
                     Luxury Goods--0.0%             31,800   Unifi, Inc. (f).................................        77,910
                                                                                                               ------------
                                                                                                                     95,908
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage                150   Accredited Home Lenders Holding Co. (f).........         4,092
                     Finance--0.1%                     300   Countrywide Financial Corp......................        12,735
                                                     5,425   Fannie Mae......................................       322,191
                                                     2,375   Washington Mutual, Inc..........................       108,039
                                                                                                               ------------
                                                                                                                    447,057
                     ------------------------------------------------------------------------------------------------------
                     Tobacco--0.2%                   4,600   Alliance One International, Inc. (f)............        32,476
                                                     6,500   Altria Group, Inc...............................       557,830
                                                       200   Loews Corp.--Carolina Group.....................        12,944
                                                                                                               ------------
                                                                                                                    603,250
                     ------------------------------------------------------------------------------------------------------
                     Transportation                 29,000   Macquarie Infrastructure Co. Trust..............     1,028,920
                     Infrastructure--0.3%
                     ------------------------------------------------------------------------------------------------------
                     Wireless Telecommunication      8,000   Alltel Corp.....................................       483,840
                     Services--0.4%                 39,950   Sprint Nextel Corp..............................       754,656
                                                                                                               ------------
                                                                                                                  1,238,496
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United States            66,635,816
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks
                                                             (Cost--$123,277,345)--56.3%                        172,123,433
---------------------------------------------------------------------------------------------------------------------------

                                                                             Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Australia--0.2%      Commercial Banks--0.2%         12,200   National Australia Bank Ltd., 7.875% (k)........       628,300
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks in Australia                    628,300
---------------------------------------------------------------------------------------------------------------------------
United States--0.5%  Insurance--0.1%                 1,500   IPC Holdings, Ltd., 7.25% (k)...................        44,062
                                                     8,100   Metlife, Inc. Series B, 6.375% (k)..............       247,698
                                                     8,000   XL Capital Ltd., 6.50% (k)......................       189,040
                                                                                                               ------------
                                                                                                                    480,800
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable             190   El Paso Corp., 4.99% (e)(k).....................       251,750
                     Fuels--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage                  9   Fannie Mae Series 2004-1, 5.375% (k)............       897,882
                     Finance--0.3%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks in the United States          1,630,432
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Preferred Stocks
                                                             (Cost--$1,892,639)--0.7%                             2,258,732
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                    Shares
Country              Industry                        Held                  Exchange-Traded Funds                   Value
---------------------------------------------------------------------------------------------------------------------------
United States--1.1%                                 26,400   Consumer Staples Select Sector SPDR Fund........  $    691,152
                                                    26,500   Health Care Select Sector SPDR Fund.............       887,485
                                                    10,800   iShares Dow Jones US Telecommunications
                                                               Sector Index Fund.............................       320,220
                                                     3,200   Telecom HOLDRs Trust............................       113,344
                                                    36,100   Utilities Select Sector SPDR Fund...............     1,325,592
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Exchange-Traded Funds
                                                             (Cost--$3,081,031)--1.1%                             3,337,793
---------------------------------------------------------------------------------------------------------------------------

                                                                                Mutual Funds
---------------------------------------------------------------------------------------------------------------------------
Vietnam--0.5%                                                Vietnam Enterprises (f):
                                                   376,500     C Shares......................................       470,625
                                                    42,418     R Shares......................................       186,639
                                                   190,000   Vietnam Opportunity Fund Ltd. (f)...............       728,650
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Mutual Funds
                                                             (Cost--$882,465)--0.5%                               1,385,914
---------------------------------------------------------------------------------------------------------------------------

                     Industry                                                  Warrants (d)
---------------------------------------------------------------------------------------------------------------------------
United States--0.0%  Communications                  6,168   Lucent Technologies, Inc. (expires 12/10/2007)..         1,850
                     Equipment--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Diversified                             AboveNet, Inc.:
                     Telecommunication                 302     expires 9/08/2008.............................         7,852
                     Services--0.0%                    355     expires 9/08/2010.............................         5,680
                                                                                                               ------------
                                                                                                                     13,532
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest Products--0.0%     475   Mandra Forestry Finance Ltd.
                                                               (expires 5/15/2013)...........................             0
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Warrants (Cost--$89,805)--0.0%                    15,382
---------------------------------------------------------------------------------------------------------------------------

                                                                          Fixed Income Securities
---------------------------------------------------------------------------------------------------------------------------
                                                     Face
                                                    Amount                    Corporate Bonds
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.1%         Commercial             USD    100,000   Banco Nacional de Desenvolvimento Economico
                     Banks--0.0%                               e Social, 5.873% due 6/16/2008 (b)............        99,000
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%           150,000   Cosan SA Industria e Comercio, 9% due
                                                               11/01/2009 (e)................................       159,375
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Brazil                        258,375
---------------------------------------------------------------------------------------------------------------------------
Canada--0.1%         Metals & Mining--0.0%          30,000   Bema Gold Corp., 3.25% due 2/25/2011 (k)........        35,533
                     ------------------------------------------------------------------------------------------------------
                     Wireless                                Rogers Wireless Communications, Inc.:
                     Telecommunication             200,000     8.485% due 12/15/2010 (b).....................       204,000
                     Services--0.1%         CAD    100,000     7.625% due 12/15/2011.........................        94,965
                                                                                                               ------------
                                                                                                                    298,965
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Canada                        334,498
---------------------------------------------------------------------------------------------------------------------------
Chile--0.3%          Electric               USD  1,023,822   Empresa Electrica del Norte Grande SA,
                     Utilities--0.3%                           6% due 11/05/2017 (n).........................       972,631
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Chile                         972,631
---------------------------------------------------------------------------------------------------------------------------
China--0.3%          Automobiles--0.0%             100,000   Brilliance China Finance Ltd., 0% due
                                                               6/07/2011 (k)(m)..............................       103,500
                     ------------------------------------------------------------------------------------------------------
                     Chemicals--0.1%        SGD    300,000   Bio-Treat Technology Ltd., 0% due
                                                               1/18/2013 (k)(m)..............................       202,934
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.1%                      Chaoda Modern Agriculture Holdings Ltd.:
                                            USD    160,000     7.75% due 2/08/2010...........................       160,000
                                            HKD  1,650,000     0% due 5/08/2011 (k)(m).......................       229,099
                                                                                                               ------------
                                                                                                                    389,099
                     ------------------------------------------------------------------------------------------------------
                     Industrial             USD    305,000   Beijing Enterprises Investment Ltd., 0%
                     Conglomerates--0.1%                       due 12/21/2010 (k)(m).........................       369,812
                     ------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in China                       1,065,345
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                     Face
Country/Region       Industry                       Amount                    Corporate Bonds                      Value
---------------------------------------------------------------------------------------------------------------------------
Europe--1.1%         Commercial                              European Investment Bank:
                     Banks--1.1%            EUR  1,400,000     4% due 1/15/2007..............................  $  1,848,118
                                            BRL    500,000     0% due 5/01/2008 (m)..........................       199,876
                                                 1,850,425     0% due 9/12/2008 (e)(m).......................       708,370
                                                 2,200,000     0% due 9/21/2010 (e)(m).......................       663,783
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Europe                      3,420,147
---------------------------------------------------------------------------------------------------------------------------
France--0.5%         Commercial             EUR  1,050,000   ERAP, 3.375% due 4/25/2008......................     1,376,935
                     Banks--0.5%
                     ------------------------------------------------------------------------------------------------------
                     Software--0.0%                 39,900   Infogrames Entertainment SA Series WW,
                                                               4% due 4/01/2009 (k)(p).......................        56,043
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in France                      1,432,978
---------------------------------------------------------------------------------------------------------------------------
Germany--0.8%        Commercial                              KfW--Kreditanstalt fuer Wiederaufbau:
                     Banks--0.8%            GBP    250,000     5.375% due 12/07/2007.........................       489,353
                                                   250,000     4.50% due 12/07/2008..........................       481,348
                                            EUR    750,000     4.25% due 7/04/2014...........................     1,003,651
                                            JPY 50,000,000   Norddeutsche Landesbank Girozentrale,
                                                               0.45% due 1/19/2009...........................       417,431
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Germany                     2,391,783
---------------------------------------------------------------------------------------------------------------------------
Hong Kong--0.2%      Industrial             USD    250,000   Hutchison Whampoa International Ltd.,
                     Conglomerates--0.1%                       5.45% due 11/24/2010..........................       251,259
                     ------------------------------------------------------------------------------------------------------
                     Real Estate                   200,000   Hongkong Land CB 2005 Ltd., 2.75%
                     Management &                              due 12/21/2012 (k)............................       232,750
                     Development--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Trading Companies              60,000   Noble Group Ltd., 0.90% due 4/20/2009 (k).......        61,050
                     & Distributors--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Hong Kong                     545,059
---------------------------------------------------------------------------------------------------------------------------
India--0.2%          Automobiles--0.1%             120,000   Tata Motors Ltd., 1% due 4/27/2011 (k)..........       151,644
                     ------------------------------------------------------------------------------------------------------
                     Metals & Mining--0.0%         100,000   Gujarat NRE Coke Ltd., 0% due
                                                               4/12/2011 (k)(m)..............................        84,250
                     ------------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage            200,000   Housing Development Finance Corp., 0%
                     Finance--0.1%                             due 9/27/2010 (k)(m)..........................       237,100
                     ------------------------------------------------------------------------------------------------------
                     Transportation                100,000   Punj Lloyd Ltd., 0% due 4/08/2011 (k)(m)........        99,500
                     Infrastructure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Wireless                      100,000   Reliance Communication Ltd., 0% due
                     Telecommunication                         5/10/2011 (k)(m)..............................       113,750
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in India                         686,244
---------------------------------------------------------------------------------------------------------------------------
Japan--0.4%          Commercial             JPY 32,000,000   The Bank of Kyoto Ltd. Series 1, 1.90%
                     Banks--0.4%                               due 9/30/2009 (k).............................       469,762
                                                75,000,000   International Bank for Reconstruction &
                                                               Development Series 670, 2% due 2/18/2008......       638,839
                                                 6,000,000   The Mie Bank Ltd., 1% due 10/31/2011 (k)........        60,502
                                                                                                               ------------
                                                                                                                  1,169,103
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%            10,000,000   ASIF II, 1.20% due 3/20/2008....................        84,273
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Japan                       1,253,376
---------------------------------------------------------------------------------------------------------------------------
Malaysia--0.5%       Diversified Financial  USD    300,000   Feringghi Capital Ltd., 0% due
                     Services--0.2%                            12/22/2009 (k)(m).............................       307,125
                                            MYR    825,000   Johor Corp., 1% due 7/31/2009 (n)...............       261,905
                                                                                                               ------------
                                                                                                                    569,030
                     ------------------------------------------------------------------------------------------------------
                     Diversified            USD    500,000   Rafflesia Capital Ltd., 1.25%
                     Telecommunication                         due 10/04/2011 (k) ...........................       535,625
                     Services--0.2%
                     ------------------------------------------------------------------------------------------------------
                     Food Products--0.0%            50,000   IOI Investment Bhd, 0% due 9/18/2009 (k)(m).....        87,500
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants           380,000   Berjaya Land Bhd, 8% due 8/15/2011 (k)..........       112,153
                     &  MYR                        230,000   Resorts World Bhd, 0% due 9/19/2008 (k)(m)......        72,038
                     Leisure--0.0%                                                                             ------------
                                                                                                                    184,191
                     ------------------------------------------------------------------------------------------------------
                     Multi-Utilities--0.1%  USD    200,000   YTL Power Finance Cayman Ltd., 0%
                                                               due 5/09/2010 (k)(m)..........................       220,000
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Malaysia                    1,596,346
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                     Face
Country              Industry                       Amount                    Corporate Bonds                      Value
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%         Household              USD    215,000   Vitro Envases Norteamerica SA de CV, 11.03%
                     Durables--0.1%                            due 7/23/2011 (e).............................  $    235,425
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Mexico                        235,425
---------------------------------------------------------------------------------------------------------------------------
Netherlands--0.3%    Semiconductors &                        ASM International NV (k):
                     Semiconductor         USD      30,000     4.25% due 12/06/2011..........................        34,431
                     Equipment--0.3%               100,000     4.25% due 12/06/2011 (e)......................       113,750
                                           EUR     550,000   Infineon Technologies Holding BV, 4.25%
                                                               due 2/06/2007 (k).............................       726,751
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the Netherlands               874,932
---------------------------------------------------------------------------------------------------------------------------
South Korea--0.1%    Wireless              USD     350,000   LG Telecom Ltd., 8.25% due 7/15/2009 (e)........       368,375
                     Telecommunication
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in South Korea                   368,375
---------------------------------------------------------------------------------------------------------------------------
Sweden--0.1%         Diversified Financial TRY     503,625   Svensk Exportkredit AB, 10.50% due 9/29/2015....       270,403
                     Services--0.1%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Sweden                        270,403
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.2%         Construction          USD     250,000   Taiwan Cement Corp., 0% due
                     Materials--0.2%                           3/03/2009 (k)(m)..............................       435,418
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%                20,000   Shin Kong Financial Holding Co. Ltd.,
                                                               0% due 6/17/2009 (k)(m).......................        23,650
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in Taiwan                        459,068
---------------------------------------------------------------------------------------------------------------------------
United               Commercial            GBP      90,000   International Bank for Reconstruction &
Kingdom--0.1%        Banks--0.1%                               Development, 7.125% due 7/30/2007.............       178,143
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United Kingdom            178,143
---------------------------------------------------------------------------------------------------------------------------
United States--1.6%  Aerospace &           USD      90,000   GenCorp, Inc., 5.75% due 4/15/2007 (k)..........        93,037
                     Defense--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Airlines--0.0%                136,210   Northwest Airlines, Inc. Series 1999-3-B,
                                                               9.485% due 10/01/2016 (h)(s)..................        29,966
                     ------------------------------------------------------------------------------------------------------
                     Biotechnology--0.0%            60,000   Cell Genesys, Inc., 3.125% due 11/01/2011 (k)...        44,850
                                                    80,000   Nabi Biopharmaceuticals, 2.875%
                                                               due 4/15/2025 (k).............................        72,200
                                                                                                               ------------
                                                                                                                    117,050
                     ------------------------------------------------------------------------------------------------------
                     Commercial Banks--0.1%        150,000   PreTSL XXIV 0% due 3/22/2037(e)(f)..............       147,801
                     ------------------------------------------------------------------------------------------------------
                     Communications                155,000   Lucent Technologies, Inc., 8% due
                     Equipment--0.1%                           8/01/2031 (k).................................       155,000
                     ------------------------------------------------------------------------------------------------------
                     Containers &                  150,000   Crown Cork & Seal Co., Inc., 7.50%
                     Packaging--0.1%                           due 12/15/2096................................       123,750
                     ------------------------------------------------------------------------------------------------------
                     Diversified Financial JPY 119,000,000   General Electric Capital Corp., 0%
                     Services--0.4%                            due 1/15/2010 (b)(m)..........................       999,858
                                           USD      85,000   Triad Acquisition Corp. Series B, 11.125%
                                                               due 5/01/2013.................................        80,750
                                                                                                               ------------
                                                                                                                  1,080,608
                     ------------------------------------------------------------------------------------------------------
                     Health Care Providers         200,000   Tenet Healthcare Corp., 9.25% due 2/01/2015.....       200,000
                     & Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Hotels, Restaurants            90,000   Uno Restaurant Corp., 10% due 2/15/2011 (e).....        74,700
                     & Leisure--0.0%
                     ------------------------------------------------------------------------------------------------------
                     Independent Power     GBP      84,000   The AES Corp., 8.375% due 3/01/2011.............       171,255
                     Producers & Energy    USD     140,000   Calpine Corp., 8.75% due 7/15/2013 (e)(h).......       150,150
                     Traders--0.4%                           Calpine Generating Co. LLC (b):
                                                   490,000     9.076% due 4/01/2009..........................       502,250
                                                   250,000     11.076% due 4/01/2010.........................       263,750
                                                                                                               ------------
                                                                                                                  1,087,405
                     ------------------------------------------------------------------------------------------------------
                     Insurance--0.0%                97,000   Fortis Insurance NV, 7.75%
                                                               due 1/26/2008 (e)(k)..........................       138,111
                     ------------------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable                   McMoRan Exploration Co. (k):
                     Fuels--0.1%                   125,000     5.25% due 10/06/2011 (e)......................       135,469
                                                   200,000     5.25% due 10/06/2011..........................       216,750
                                                                                                               ------------
                                                                                                                    352,219
                     ------------------------------------------------------------------------------------------------------
                     Paper & Forest                475,000   Mandra Forestry, 12% due 5/15/2013 (e)(o).......       380,000
                     Products--0.1%
                     ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


                                                     Face
Country              Industry                       Amount                    Corporate Bonds                      Value
---------------------------------------------------------------------------------------------------------------------------
United States        Semiconductors &       USD    370,000   Conexant Systems, Inc., 4% due 2/01/2007 (k)....  $    368,612
(concluded)          Semiconductor
                     Equipment--0.1%
                     ------------------------------------------------------------------------------------------------------
                     Specialty Retail--0.0%         40,000   General Nutrition Centers, Inc., 8.625%
                                                               due 1/15/2011.................................        42,100
                     ------------------------------------------------------------------------------------------------------
                     Wireless                      350,000   Nextel Communications, Inc., 5.25%
                     Telecommunication                         due 1/15/2010 (k).............................       344,312
                     Services--0.1%
                     ------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds in the United States           4,734,671
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Corporate Bonds
                                                             (Cost--$19,558,217)--7.0%                           21,077,799
---------------------------------------------------------------------------------------------------------------------------

                                                                     Floating Rate Loan Interests (l)
---------------------------------------------------------------------------------------------------------------------------
Mexico--0.1%         Household                     183,667   Vitro Envases Norteamerica SA de CV Term Loan,
                     Durables--0.1%                            11.65% due 2/24/2010..........................       188,717
                     ------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests in Mexico           188,717
---------------------------------------------------------------------------------------------------------------------------
United               Textiles, Apparel &           206,577   Galey & Lord, Inc. Term Loan,10.17%
States--0.0%         Luxury Goods--0.0%                        due 7/31/2009 (h).............................         2,066
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests
                                                             in the United States                                     2,066
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Floating Rate Loan Interests
                                                             (Cost--$322,097)--0.1%                                 190,783
---------------------------------------------------------------------------------------------------------------------------

                                                                      Foreign Government Obligations
---------------------------------------------------------------------------------------------------------------------------
                                            EUR  3,100,000   Bundesrepublik Deutschland, 4% due 7/04/2016....     4,104,006
                                                   375,000   Caisse d'Amortissement de la Dette Sociale,
                                                               4% due 10/25/2014.............................       493,060
                                            CAD    895,000   Canadian Government Bond, 4% due 9/01/2010......       767,813
                                            ISK 27,000,000   Iceland Rikisbref, 7.25% due 5/17/2013..........       353,537
                                                             Malaysia Government Bond:
                                            MYR  3,150,000     3.756% due 4/28/2011..........................       894,663
                                                 3,250,000     Series 386X, 8.60% due 12/01/2007.............       963,385
                                            EUR    475,000   Netherlands Government Bond, 3.75%
                                                               due 7/15/2014.................................       618,757
                                            NZD    425,000   New Zealand Government Bond Series 216,
                                                               4.50% due 2/14/2016...........................       410,630
                                            PLN  2,250,000   Poland Government Bond, 3% due 8/24/2016........       774,980
                                            SEK  7,875,000   Sweden Government Bond Series 3101,
                                                               4% due 12/01/2008.............................     1,402,694
                                            EUR  1,050,000   Unedic, 3.50% due 9/18/2008.....................     1,376,148
                                            GBP    425,000   United Kingdom Gilt, 4.25% due 3/07/2011........       807,189
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Foreign Government Obligations
                                                             (Cost--$12,493,066)--4.2%                           12,966,862
---------------------------------------------------------------------------------------------------------------------------

                                                                    U.S. Goverment & Agency Obligations
---------------------------------------------------------------------------------------------------------------------------
                                            USD     28,000   Fannie Mae, 5.40% due 2/01/2008.................        28,056
                                                 1,275,000   Freddie Mac, 5.48% due 5/16/2008................     1,275,048
                                                             U.S. Treasury Inflation Indexed Bonds:
                                                 3,570,363     0.875% due 4/15/2010..........................     3,384,872
                                                 9,282,224     2.375% due 4/15/2011..........................     9,245,243
                                                 3,716,147     1.875% due 7/15/2015 (c)......................     3,561,258
                                                10,437,293     2% due 1/15/2016..............................    10,077,697
                                                 5,573,774     2.50% due 7/15/2016...........................     5,616,012
                                                             U.S. Treasury Notes:
                                                 2,500,000     3.625% due 4/30/2007..........................     2,488,673
                                                   500,000     3.50% due 5/31/2007...........................       496,934
                                                   675,000     4.375% due 12/31/2007.........................       670,860
                                                   650,000     4.875% due 4/30/2008..........................       649,390
                                                   500,000     4% due 6/15/2009..............................       491,387
                                                 1,500,000     4.75% due 3/31/2011...........................     1,502,520
                                                 4,800,000     4.875% due 5/31/2011..........................     4,833,000
                                                 3,300,000     4.25% due 11/15/2014..........................     3,201,257
                                                 2,450,000     4.50% due 11/15/2015..........................     2,412,292

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                    Face
                                                   Amount           U.S. Goverment & Agency Obligations             Value
---------------------------------------------------------------------------------------------------------------------------
                                                             U.S. Treasury Notes: (concluded)
                                            USD  2,600,000     5.125% due 5/15/2016..........................  $  2,678,101
                                                 1,800,000     4.875% due 8/15/2016..........................     1,821,515
                                                 1,900,000     4.625% due 11/15/2016.........................     1,887,537
---------------------------------------------------------------------------------------------------------------------------
                                                             Total U.S. Government & Agency Obligations
                                                             (Cost--$56,248,410)--18.5%                          56,321,652
---------------------------------------------------------------------------------------------------------------------------

Country/Region                                                             Structured Notes
---------------------------------------------------------------------------------------------------------------------------
Brazil--0.9%                                                 JPMorgan Chase Bank Structured Notes
                                                               (NTN--B Linked Notes)(q):
                                            BRL  4,989,302     6% due 8/15/2010..............................     2,193,645
                                                 1,108,182     6% due 8/17/2010..............................       487,366
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Brazil                     2,681,011
---------------------------------------------------------------------------------------------------------------------------
Europe--0.8%                                USD  1,230,000   Goldman Sachs & Co. (Dow Jones EURO
                                                               STOXX 50(R) Index Linked Notes),
                                                               due 6/20/2008(f)(q)...........................     1,230,331
                                                 1,230,000   JPMorgan Chase & Co. (Dow Jones EURO
                                                               STOXX 50(R) Index Linked Notes),
                                                               due 6/17/2008(f)(q)...........................     1,236,027
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Europe                     2,466,358
---------------------------------------------------------------------------------------------------------------------------
Germany--0.4%                                    1,250,000   Goldman Sachs & Co. (DAX Linked Notes),
                                                               due 10/19/2007(f)(q)..........................     1,364,749
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Germany                    1,364,749
---------------------------------------------------------------------------------------------------------------------------
Japan--1.6%                                                  Goldman Sachs & Co. (TOPIX Linked Notes)(f):
                                                 1,081,000     Series B, due 1/31/2007(q)....................     1,201,650
                                                 2,800,000     due 1/28/2008(r)..............................     2,586,626
                                                 1,000,000     due 2/16/2008(q)..............................       990,333
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Japan                      4,778,609
---------------------------------------------------------------------------------------------------------------------------
Taiwan--0.2%                                       600,000   UBS AG (Total Return TWD Linked Notes),
                                                               due 12/01/2010(f)(r)..........................       605,700
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in Taiwan                       605,700
---------------------------------------------------------------------------------------------------------------------------
United States--2.1%                              4,971,000   Morgan Stanley (Bear Market PLUS S&P 500
                                                               Index Linked Notes), Series F,
                                                               due 7/07/2008(f)(r)...........................     4,957,578
                                                             UBS AG (Gold Linked Notes)(f)(q):
                                                   280,000     due 4/23/2008.................................       299,292
                                                   310,000     due 4/28/2008.................................       336,009
                                                   290,000     due 5/27/2008.................................       296,322
                                                   300,000     due 6/18/2008.................................       302,010
                                                   300,000     due 6/19/2008.................................       302,640
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes in the United States          6,493,851
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Structured Notes
                                                             (Cost--$18,209,257)--6.0%                           18,390,278
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Fixed Income Securities
                                                             (Cost--$106,831,047)--35.8%                        108,947,374
---------------------------------------------------------------------------------------------------------------------------

                                                  Beneficial
                     Industry                      Interest                 Other Interests (i)
---------------------------------------------------------------------------------------------------------------------------
United               Diversified            USD    500,000   AboveNet, Inc. (Litigation Trust Certificates)..             0
States--0.0%         Telecommunication
                     Services--0.0%
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Other Interests (Cost--$0)--0.0%                       0
---------------------------------------------------------------------------------------------------------------------------

                                                     Face
                                                    Amount                 Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
Iceland--0.0%        Time Deposits--0.0%    ISK  4,800,000   Iceland Time Deposit,15.35% due 1/12/2007.......        67,582
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in Iceland                  67,582
---------------------------------------------------------------------------------------------------------------------------

                                                  Beneficial
                                                   Interest
---------------------------------------------------------------------------------------------------------------------------
United States--4.8%                         USD 14,658,732   BlackRock Liquidity Series, LLC Cash Sweep
                                                               Series, 5.26% (g)(j)..........................    14,658,732
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities in the
                                                             United States ..................................    14,658,732
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities
                                                             (Cost--$14,725,603)--4.8%                           14,726,314
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                  Number of
                                                  Contracts               Put Options Purchased                    Value
---------------------------------------------------------------------------------------------------------------------------
                                                             S&P 500 Index Option:
                                                         8     expiring March 2007 at USD 1,390..............  $     12,800
                                                         1     expiring March 2007 at USD 1,400..............         2,050
                                                         1     expiring March 2007 at USD 1,405..............         2,140
                                                         4     expiring March 2007 at USD 1,410..............         9,360
                                                         3     expiring March 2007 at USD 1,415..............         7,500
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Purchased
                                                             (Premiums Paid--$38,043)--0.0%                          33,850
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments
                                                             (Cost--$250,817,978)--99.2%                        302,828,792
---------------------------------------------------------------------------------------------------------------------------

                                                                           Call Options Written
---------------------------------------------------------------------------------------------------------------------------
                                                             3Com Corp.:
                                                       104     expiring January 2007 at USD 5................          (520)
                                                       555     expiring January 2008 at USD 5................       (24,975)
                                                             Bausch & Lomb, Inc.:
                                                        29     expiring January 2007 at USD 50...............        (7,395)
                                                        14     expiring January 2008 at USD 45...............       (16,380)
                                                        49   CA, Inc., expiring January 2007 at USD 30.......          (245)
                                                        33   CBS Corp. Class B, expiring January 2007
                                                               at USD 27.5...................................       (13,530)
                                                             Career Education Corp:
                                                        40     expiring January 2007 at USD 25...............        (3,200)
                                                        32     expiring January 2007 at USD 30...............          (160)
                                                        60     expiring January 2007 at USD 35...............          (300)
                                                        26   Chicago Bridge & Iron Co. NV, expiring
                                                               January 2007 at USD 25........................        (6,396)
                                                        74   Cirrus Logic, Inc., expiring January 2007
                                                               at USD 5......................................       (15,170)
                                                             Cisco Systems, Inc.:
                                                        76     expiring January 2007 at USD 17.5.............       (76,760)
                                                        86     expiring January 2007 at USD 22.5.............       (43,000)
                                                             Comverse Technology, Inc.:
                                                       436     expiring January 2008 at USD 17.5.............      (248,520)
                                                        10     expiring January 2008 at USD 20...............        (4,000)
                                                             eBay, Inc.:
                                                        46     expiring January 2008 at USD 20...............       (54,740)
                                                        48     expiring January 2008 at USD 25...............       (39,360)
                                                        96   El Paso Corp., expiring January 2008 at USD 15..       (18,240)
                                                       143   Extreme Networks, Inc., expiring January 2007
                                                               at USD 5......................................          (715)
                                                        21   Fannie Mae, expiring January 2007 at USD 50.....       (19,950)
                                                        97   Genesis Microchip, Inc., expiring June 2007
                                                               at USD 10.....................................       (13,095)
                                                       185   Knight Capital Group, Inc. Class A, expiring
                                                               January 2007 at USD 7.5.......................      (218,300)
                                                        95   Lexmark International, Inc. Class A, expiring
                                                               January 2007 at USD 50........................      (230,850)
                                                             McDermott International, Inc.:
                                                         9     expiring January 2007 at USD 15...............       (48,600)
                                                        42     expiring January 2007 at USD 23.375...........      (173,880)
                                                        42     expiring January 2007 at USD 26.625...........      (153,720)
                                                        19   Molson Coors Brewing Co. Class B, expiring
                                                               January 2007 at USD 60........................       (31,730)
                                                             Motorola, Inc.:
                                                       262     expiring January 2007 at USD 22.5.............        (4,192)
                                                       117     expiring January 2008 at USD 20...............       (36,972)
                                                        29   Murphy Oil Corp., expiring January 2007
                                                               at USD 50.....................................        (4,901)
                                                        72   Norfolk Southern Corp., expiring January 2007
                                                               at USD 40.....................................       (75,600)
                                                       134   Nortel Networks Corp., expiring January 2008
                                                               at USD 22.5...................................       (96,480)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================

                                                  Number of
                                                  Contracts               Call Options Written                     Value
---------------------------------------------------------------------------------------------------------------------------
                                                             Novell, Inc.:
                                                        97     expiring January 2007 at USD 5................  $    (11,640)
                                                       781     expiring January 2007 at USD 7.5..............        (3,905)
                                                             Panera Bread Co. Class A:
                                                        52     expiring January 2008 at USD 50...............       (62,920)
                                                        91     expiring January 2008 at USD 55...............       (83,720)
                                                        65     expiring January 2008 at USD 60...............       (44,200)
                                                       104   Pfizer, Inc., expiring January 2007 at USD 25...       (12,480)
                                                       165   QUALCOMM, Inc., expiring January 2008
                                                               at USD 40.....................................       (80,850)
                                                             Quanta Services, Inc.:
                                                        48     expiring January 2007 at USD 10...............       (47,040)
                                                        62     expiring January 2007 at USD 12.5.............       (45,260)
                                                       147   Sprint Nextel Corp., expiring January 2008
                                                               at USD 22.5...................................       (13,965)
                                                        63   Suncor Energy, Inc., expiring January 2007
                                                               at USD 50.....................................      (183,960)
                                                       224   TIBCO Software, Inc., expiring January 2007
                                                               at USD 7.5....................................       (42,560)
                                                        51   Tellabs, Inc., expiring January 2007
                                                               at USD 12.5 ..................................          (255)
                                                       104   Tenet Healthcare Corp., expiring January 2007
                                                               at USD 7.5....................................        (1,040)
                                                        48   Tyco International Ltd., expiring January 2007
                                                               at USD 25.....................................       (26,880)
                                                       133   Valeant Pharmaceuticals International, expiring
                                                               January 2007 at USD 15........................       (32,585)
                                                        33   Wendy's International, Inc., expiring
                                                               January 2007 at USD 45........................       (91,410)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Options Written
                                                             (Premiums Received--$1,601,330)--(0.8%)             (2,466,546)
---------------------------------------------------------------------------------------------------------------------------
                                                             Total Investments, Net of Options Written
                                                             (Cost--$249,216,648*)--98.4%....................   300,362,246
                                                             Other Assets Less Liabilities--1.6%.............     4,859,037
                                                                                                               ------------
                                                             Net Assets--100.0%..............................  $305,221,283
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  *   The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
      December 31, 2006, as computed for federal income tax purposes, were as follows:
      Aggregate cost.........................................................................................  $250,946,139
                                                                                                               ============
      Gross unrealized appreciation..........................................................................  $ 53,950,834
      Gross unrealized depreciation..........................................................................    (4,534,727)
                                                                                                               ------------
      Net unrealized appreciation............................................................................  $ 49,416,107
                                                                                                               ============

(a)   Depositary receipts.

(b)   Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)   Non-income producing security.

(g) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                    Net            Interest
      Affiliate                                                                                   Activity          Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series..................................      $(15,415,376)       $869,986
      ---------------------------------------------------------------------------------------------------------------------

(h) Non-income producing security. Issuer filed for bankruptcy or is in default of interest payments.

(i) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Continued)    (in U.S. dollars)
================================================================================


(j)   Represents the current yield as of December 31, 2006.

(k)   Convertible security.

(l) Floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR
      (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(m)   Represents a zero coupon bond.

(n)   Represents a step bond.

(o)   Issued with warrants.

(p) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(q) Security represents an index linked note. Value of the instrument is derived from the price fluctuations in the underlying index.

(r) Security represents an index linked note. Value of the instrument is inversely derived from the price fluctuations in the underlying index.

(s)   Subject to principal paydowns.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Forward foreign exchange contracts purchased as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Unrealized
      Foreign                                                                                 Settlement      Appreciation
      Currency Purchased                                                                         Date        (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
      CHF      2,668,399...............................................................      January 2007        $ 33,686
      EUR      5,877,401...............................................................      January 2007          10,122
      JPY    426,252,375...............................................................      January 2007         (72,779)
      IDR  3,610,000,000...............................................................       August 2007          17,867
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts--Net
      (USD Commitment--$13,962,486)......................................................................        $(11,104)
                                                                                                                 ========
      ---------------------------------------------------------------------------------------------------------------------

  o Forward foreign exchange contracts sold as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Foreign                                                                                  Settlement       Unrealized
      Currency Sold                                                                               Date         Depreciation
      ---------------------------------------------------------------------------------------------------------------------
      BRL          9,063...............................................................       January 2007       $    (6)
      IDR  2,369,100,000...............................................................        August 2007        (7,506)
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts
      (USD Commitment--$257,409)..........................................................................       $(7,512)
                                                                                                                 =======
      ---------------------------------------------------------------------------------------------------------------------

  o Financial futures contracts purchased as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Unrealized
      Number of                                                                 Expiration         Face       Appreciation
      Contracts                 Issue                       Exchange               Date            Value     (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
           2         DAX Index 25 Euro                      Eurex Deutschland   March 2007     $  436,522        $2,558
           3         DJ Euro Stoxx                          Eurex Deutschland   March 2007     $  164,324           299
           4         S&P TSE 60 Index                       Montreal            March 2007     $  512,318            --
           1         EuroDollar Future                      Chicago           September 2008   $  237,901           (26)
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net..................................................................       $2,831
                                                                                                                 ======
      ---------------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Unrealized
      Number of                                                                 Expiration         Face       Appreciation
      Contracts                 Issue                       Exchange               Date            Value     (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
          2          FTSE 100 Index                         LIFFE               March 2007     $  242,225       $ (1,191)
          5          Japan 10-year Government Bond          Tokyo               March 2007     $5,661,092         28,976
         18          S&P 500 Index                          Chicago             March 2007     $6,418,229         (9,571)
         13          Topix Index                            Tokyo               March 2007     $1,756,768        (81,180)
          1          EuroDollar Future                      Chicago           September 2009   $  237,549           (151)
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation--Net..................................................................      $(63,117)
                                                                                                                ========
      ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)    (in U.S. dollars)
================================================================================


  o   Swap contracts outstanding as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                               Notional         Unrealized
                                                                                                Amount         Depreciation
      ---------------------------------------------------------------------------------------------------------------------
      Bought credit default protection on United Mexican States and pay 1.12%

      Broker, Credit Suisse International
      Expires May 2010                                                                         $140,000           $(3,497)

      Bought credit default protection on DaimlerChrysler NA Holding
      Corp. and pay 0.53%

      Broker, JPMorgan Chase
      Expires June 2011                                                                      EUR 95,000              (334)

      Bought credit default protection on Carnival Corp. and pay 0.25%

      Broker, JPMorgan Chase
      Expires September 2011                                                                   $185,000              (725)

      Bought credit default protection on Whirlpool Corp. and pay 0.48%

      Broker, JPMorgan Chase
      Expires September 2011                                                                   $ 50,000              (178)

      Bought credit default protection on McDonald's Corp. and pay 0.16%

      Broker, JPMorgan Chase
      Expires September 2011                                                                   $ 50,000               (46)

      Bought credit default protection on JC Penney Corp., Inc. and pay 0.53%

      Broker, JPMorgan Chase
      Expires September 2011                                                                   $ 50,000               (61)

      ---------------------------------------------------------------------------------------------------------------------
      Total................................................................................                       $(4,841)
                                                                                                                  =======
      ---------------------------------------------------------------------------------------------------------------------

  o   Currency Abbreviations:

            BRL      Brazilian Real               MYR      Malaysian Ringgit
            CAD      Canadian Dollar              NZD      New Zealand Dollar
            CHF      Swiss Franc                  PLN      Polish Zloty
            EUR      Euro                         SEK      Swedish Krona
            GBP      British Pound                SGD      Singapore Dollar
            HKD      Hong Kong Dollar             TRY      Turkish Lira
            IDR      Indonesian Rupiah            USD      U.S. Dollar
            ISK      Icelandic Krona
            JPY      Japanese Yen

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                                                Face       Interest          Maturity
Issue                                                          Amount        Rate             Date(s)              Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--47.3%
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds.....................................    $ 1,100,000     8.125%         8/15/2019(d)        $  1,437,132
                                                              1,310,000      6.25            8/15/2023            1,507,831
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation Indexed Bonds...................      2,157,749      3.50            1/15/2011            2,246,251
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes.....................................      1,000,000     3.875            7/31/2007              993,359
                                                              5,000,000     2.625            5/15/2008            4,850,780
                                                              3,600,000     4.625            9/30/2008            3,586,640
                                                              1,000,000     4.375           11/15/2008              991,953
                                                              6,600,000     4.875            8/15/2009            6,619,853
                                                              4,000,000      4.50           11/15/2010            3,971,564
                                                             10,535,000      4.50            9/30/2011           10,442,408
                                                             43,500,000      4.50           11/30/2011           43,112,589
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost--$79,947,338)--47.3%                                                                                       79,760,360
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
Securities+--84.7%
---------------------------------------------------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through Certificates.........      1,500,000      4.00            12/1/2011            1,411,407
                                                              9,200,000      4.50     1/15/2022--1/15/2037(c)     8,770,499
                                                             30,600,000      5.00     1/15/2022--1/15/2037(c)    29,800,323
                                                              2,989,437     5.091          11/01/2035(a)          2,983,354
                                                              1,711,645     5.147          11/01/2035(a)          1,713,503
                                                              1,355,965      5.28          9/01/2035(a)           1,353,833
                                                             27,476,565      5.50     1/15/2022--1/15/2037(c)    27,231,016
                                                             26,819,155      6.00     1/15/2022--1/15/2037(c)    27,006,363
                                                              1,274,829     6.131          10/01/2036(a)          1,291,003
                                                              1,721,026      6.50      1/01/2032--11/01/2032      1,760,612
                                                                986,646      7.00       3/01/2029--2/01/2032      1,016,365
                                                                406,460      7.50       6/01/2030--4/01/2031        423,246
                                                                246,728      8.00      4/01/2030--10/01/2032        261,372
---------------------------------------------------------------------------------------------------------------------------
Freddie Mac Mortgage Participation Certificates.........      3,900,000      5.00          1/15/2022(c)           3,830,533
                                                             10,637,193      5.50       6/01/2017--1/15/2037     10,525,931
                                                              1,750,000      5.95          12/01/2036(a)          1,758,043
                                                             19,415,424      6.00     4/01/2017--1/15/2037(c)    19,605,800
                                                              1,429,844     6.022          9/01/2036(a)           1,447,459
                                                                369,255      6.50            3/01/2016              378,062
                                                                114,320      7.00            4/01/2032              117,664
                                                                 64,152      8.00       3/01/2030--6/01/2031         67,417
---------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed Securities
(Cost--$143,551,358)--84.7%                                                                                     142,753,805
---------------------------------------------------------------------------------------------------------------------------

                                      Face
                                     Amount                                   Issue
---------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities+--6.9%
---------------------------------------------------------------------------------------------------------------------------
                                 $ 9,000,000    Carrington Mortgage Loan Trust Series 2006-NC1
                                                  Class A2, 5.81% due 1/25/2036 (a)..........................     9,003,847
                                   2,583,422    Ixis Real Estate Capital Trust Series 2006-HE3
                                                  Class A1, 5.37% due 1/25/2037 (a)..........................     2,583,289
---------------------------------------------------------------------------------------------------------------------------
                                                Total Asset-Backed Securities
                                                (Cost--$11,583,422)--6.9%                                        11,587,136
---------------------------------------------------------------------------------------------------------------------------
Non-Government Agency Mortgage-Backed Securities+--25.5%
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage            2,528,811    ABN AMRO Mortgage Corp. Series 2003-7
Obligations--23.4%                                Class A1, 4.75% due 7/25/2018..............................     2,457,042
                                                CS First Boston Mortgage Securities Corp.:
                                     779,180      Series 2003-8 Class 2A1, 5% due 4/25/2018..................       758,921
                                   1,026,970      Series 2003-10 Class 4A1, 5% due 5/25/2018.................       993,486
                                                Chase Mortgage Finance Corp.:
                                     357,180      Series 2003-S3 Class A1, 5% due 3/25/2018..................       349,143
                                   1,036,960      Series 2003-S4 Class 2A1, 5% due 4/25/2018.................     1,019,912
                                   2,601,296      Series 2003-S12 2A1, 5% due 12/25/2018.....................     2,550,089

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                      Face
                                     Amount                                   Issue                                 Value
---------------------------------------------------------------------------------------------------------------------------
Non-Government Agency Mortgage-Backed Securities (concluded)
---------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                         Countrywide Alternative Loan Trust:
Obligations (concluded)          $ 2,420,478      Series 2006-41CB Class 2A17, 6% due 1/25/2037..............  $  2,398,227
                                   2,800,000      Series 2006-43CB Class 1A7, 6% due 2/25/2037...............     2,817,937
                                                Countrywide Home Loan Mortgage Pass-Through Trust:
                                   1,773,313      Series 2003-10 Class A6, 5.70% due 5/25/2033 (a)...........     1,777,363
                                   1,194,387      Series 2004-J1 Class 2A1, 4.75% due 1/25/2019..............     1,166,708
                                   1,276,703    Deutsche Mortgage Securities, Inc. Series 2004-1
                                                  Class 2A1, 4.75% due 10/25/2018............................     1,245,943
                                   4,234,179    GMAC Mortgage Corp. Loan Trust Series 2003-J10
                                                  Class A1, 4.75% due 1/25/2019 (d)..........................     4,104,234
                                                Master Asset Securitization Trust:
                                     764,643      Series 2003-4 Class 2A7, 4.75% due 5/25/2018...............       746,013
                                     975,175      Series 2003-5 Class 2A1, 5% due 6/25/2018..................       956,257
                                   1,343,197      Series 2003-7 Class 2A1, 4.75% due 8/25/2018...............     1,310,962
                                   4,401,441    Residential Accredit Loans, Inc. Series 2005-QS12
                                                  Class A8, 5.66% due 8/25/2035 (a)..........................     4,403,836
                                                Residential Asset Securitization Trust:
                                   2,589,282      Series 2003-A8 Class A2, 5.70% due 10/25/2018 (a)..........     2,580,626
                                   1,635,602      Series 2006-A10 Class A4, 6.50% due 9/25/2036..............     1,662,792
                                   1,417,130    Residential Funding Mortgage Securities I Series 2003-S8
                                                  Class A1, 5% due 5/25/2018.................................     1,387,469
                                                Washington Mutual:
                                     359,407      Series 2002-AR19 Class A8, 4.556% due 2/25/2033 (a)........       356,286
                                     962,706      Series 2003-S3 Class 2A1, 5% due 5/25/2018.................       951,010
                                   1,216,370      Series 2003-S5 Class 2A, 5% due 6/25/2018..................     1,201,546
                                   1,380,158      Series 2003-S7 Class A1, 4.50% due 8/25/2018...............     1,330,279
                                     869,242      Series 2003-S8 Class A2, 5% due 9/25/2018..................       852,379
                                                                                                               ------------
                                                                                                                 39,378,460
---------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-               3,092,728    Greenwich Capital Commercial Funding Corp. Series 2005-FL3A
Backed Securities--2.1%                           Class A2, 5.52% due 10/05/2020 (a).........................     3,092,728
                                     580,983    Lehman Brothers Floating Rate Commercial Mortgage Trust
                                                  Series 2006-CCL Class A1, 5.52% due 1/15/2021 (a)..........       581,002
                                                                                                               ------------
                                                                                                                  3,673,730
---------------------------------------------------------------------------------------------------------------------------
                                                Total Non-Government Agency Mortgage-Backed Securities
                                                (Cost--$43,144,966)--25.5%                                       43,052,190
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations+--50.4%
---------------------------------------------------------------------------------------------------------------------------
                                                Fannie Mae Trust:
                                   3,416,541      Series 353 Class 2, 5% due 8/01/2034 (b)...................       817,236
                                   2,361,345      Series 370 Class 2, 6% due 5/25/2036 (b)...................       488,211
                                     126,783      Series 2002-W11 Class AV1, 5.69% due 11/25/2032 (a)........       126,764
                                   1,312,218      Series 2003-27 Class FP, 5.65% due 6/25/2028 (a)...........     1,317,439
                                   2,038,073      Series 2003-33 Class LF, 5.70% due 7/25/2017 (a)...........     2,045,961
                                   1,796,075      Series 2003-34 Class FS, 5.75% due 1/25/2032 (a)...........     1,800,866
                                   1,620,949      Series 2003-41 Class YF, 5.65% due 6/25/2028 (a)...........     1,624,678
                                   3,555,335      Series 2006-106 Class PA, 5.50% due 6/25/2030..............     3,562,565
                                   1,725,000      Series 2006-M2 Class A2A, 5.271% due 10/20/2032 (a)........     1,701,820
                                                Freddie Mac Multiclass Certificates:
                                   7,088,488      Series 239 Class F29, 5.60% due 8/15/2036 (a)..............     7,094,804
                                   7,088,488      Series 239 Class F30, 5.65% due 8/15/2036 (a)..............     7,108,654
                                   8,607,593      Series 240 Class F22, 5.70% due 7/15/2036 (a)..............     8,539,823
                                   3,254,382      Series 2564 Class OF, 5.65% due 2/15/2026 (a)..............     3,259,815
                                   3,026,329      Series 2594 Class DF, 5.65% due 12/15/2027 (a).............     3,032,304
                                   3,171,425      Series 2614 Class EF, 5.75% due 12/15/2017 (a).............     3,186,991
                                     900,000      Series 2634 Class TH, 4.50% due 6/15/2018..................       843,664
                                     830,000      Series 2743 Class HE, 4.50% due 2/15/2019..................       782,639
                                     730,000      Series 2746 Class EG, 4.50% due 2/15/2019..................       688,647
                                     990,000      Series 2798 Class JK, 4.50% due 5/15/2019..................       932,337
                                   1,050,000      Series 2827 Class DG, 4.50% due 7/15/2019..................       981,971
                                     750,000      Series 2899 Class KT, 4.50% due 12/15/2019.................       698,271
                                     930,000      Series 2924 Class DB, 4.50% due 1/15/2020..................       868,981
                                     620,000      Series 2948 Class KT, 4.50% due 3/15/2020..................       575,918

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                      Face
                                     Amount                                   Issue                                 Value
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities--Collateralized Mortgage Obligations+ (concluded)
---------------------------------------------------------------------------------------------------------------------------
                                                Freddie Mac Multiclass Certificates: (concluded)
                                 $   730,000      Series 2987 Class HE, 4.50% due 6/15/2020.................. $     683,669
                                     570,000      Series 2995 Class JK, 4.50% due 6/15/2020..................       531,697
                                   1,940,000      Series 3042 Class EA, 4.50% due 9/15/2035..................     1,761,597
                                   2,003,182      Series 3192 Class GA, 6% due 3/15/2027.....................     2,022,943
                                     900,000      Series 3215 Class QH, 6% due 9/15/2036.....................       896,101
                                     925,000      Series 3218 Class BG, 6% due 9/15/2036.....................       936,827
                                   2,376,514      Series 3242 Class NC, 5.75% due 12/15/2028.................     2,387,702
                                   6,909,676      Series R008 Class FK, 5.75% due 7/15/2023 (a)..............     6,940,538
                                                Ginnie Mae Trust:
                                  26,299,693      Series 2002-83 Class IO, 1.574% due 10/16/2042 (b).........     1,105,142
                                  14,649,470      Series 2002-94 Class XB, 2.349% due 11/16/2007 (b).........       112,871
                                  37,815,612      Series 2003-17 Class IO, 1.24% due 3/16/2043 (b)...........     1,815,112
                                   2,067,621      Series 2003-105 Class A, 4.50% due 11/16/2027..............     2,038,775
                                  20,294,602      Series 2003-109 Class IO, 1.098% due 11/16/2043 (b)........       912,567
                                  13,641,237      Series 2004-9 Class IO, 1.383% due 3/16/2034 (b)...........       621,907
                                  23,267,096      Series 2004-43 Class IO, 1.121% due 6/16/2044 (b)..........     1,071,910
                                   1,957,964      Series 2004-43 Class Z, 4.50% due 6/16/2044 (a)............     1,579,338
                                   2,019,732      Series 2004-45 Class Z, 5.748% due 6/16/2045 (a)...........     2,119,072
                                  32,763,576      Series 2004-57 Class IO, 1.13% due 7/16/2044 (b)...........     1,505,860
                                  81,218,110      Series 2004-77 Class IO, 1.065% due 9/16/2044 (b)..........     3,835,290
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government Agency Mortgage-Backed Securities--
                                                Collaterized Mortgage Obligations
                                                (Cost--$83,558,480)--50.4%                                       84,959,277
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$361,785,564*)--214.8%................................   362,112,768
                                                Liabilities in Excess of Other Assets--(114.8%)..............  (193,546,983)
                                                                                                              -------------
                                                Net Assets--100.0%........................................... $ 168,565,785
                                                                                                              =============

---------------------------------------------------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost......................................................................................... $ 362,288,102
                                                                                                              =============
      Gross unrealized appreciation.......................................................................... $   2,051,214
      Gross unrealized depreciation..........................................................................    (2,226,548)
                                                                                                              -------------
      Net unrealized depreciation............................................................................ $    (175,334)
                                                                                                              =============

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

(a)   Floating rate security.

(b) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(c) Represents a "to-be-announced" transaction. The Portfolio has committed to purchasing and/or selling securities for which all specific information is not available at this time.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                       Net         Interest
      Affiliate                                                                                     Activity        Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series....................................            --          $339,721
      BlackRock Liquidity Series, LLC Money Market Series..................................            --          $    621
      ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================


o     Financial futures contracts sold as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
      Number of                                                            Expiration           Face            Unrealized
      Contracts                                   Issue                       Date              Value          Appreciation
      ---------------------------------------------------------------------------------------------------------------------
          130                           2-Year U.S. Treasury Bond          March 2007        $26,619,217         $ 95,154
          344                           5-Year U.S. Treasury Bond          March 2007        $36,435,126          293,626
          70                           10-Year U.S. Treasury Bond          March 2007        $ 7,614,971           92,158
      ---------------------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation...........................................................................   $480,938
                                                                                                                 ========
      ---------------------------------------------------------------------------------------------------------------------

o     Swap contracts outstanding as of December 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Unrealized
                                                                                               Notional       Appreciation
                                                                                                Amount       (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Index and pay a floating rate based on 1-month LIBOR minus 0.055%

      Broker, Union Bank of Switzerland AG
      Expires February 2007                                                                  $21,900,000               --

      Receive (pay) a variable return based on the change in the spread return of the Lehman Brothers CMBS Aaa 8.5+ Index and receive a floating rate based on the spread plus .20%

      Broker, Deutsche Bank AG London
      Expires April 2007                                                                     $ 3,985,000               --

      Receive (pay) a variable return based on the change in the spread return of the Bank of America CMBS Aaa 10 years Index and receive a floating rate based on the spread plus .20%

      Broker, Deutsche Bank AG London
      Expires April 2007                                                                     $ 3,985,000               --

      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers MBS Fixed Rate Index and pay a floating rate based on 1-month LIBOR minus 0.06%

      Broker, UBS Warburg
      Expires July 2007                                                                      $ 5,000,000               --

      Receive a fixed rate of 5.2625% and pay a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires October 2010                                                                   $60,000,000        $ 351,542

      Receive a fixed rate of 4.17% and pay 3.50% on Treasury Inflation
      Protected Securities (TIPS) adjusted principal

      Broker, Morgan Stanley Capital Services Inc.
      Expires January 2011                                                                   $ 2,225,000          (69,693)

      Receive a fixed rate of 5.234% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
      Expires October 2011                                                                   $17,000,000           97,907

      Pay a fixed rate of 5.03005% and receive a floating rate based on 3-month LIBOR

      Broker, Lehman Brothers Special Finance
      Expires November 2011                                                                  $40,200,000          113,153

      Pay a fixed rate of 5.168% and receive a floating rate based on 3-month LIBOR

      Broker, Union Bank of Switzerland AG
      Expires November 2011                                                                  $20,100,000          (61,071)

      Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
      Expires December 2011                                                                  $10,200,000          (63,713)

      Pay a fixed rate of 4.985% and receive a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
      Expires December 2011                                                                  $62,000,000          294,862

      Receive a fixed rate of 4.9125% and pay a floating rate based on 3-month LIBOR

      Broker, Citibank N.A.
      Expires December 2011                                                                  $22,000,000         (173,282)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================


o     Swap contracts outstanding as of December 31, 2006 were as follows
      (concluded):

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Unrealized
                                                                                               Notional       Appreciation
                                                                                                Amount       (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------
      Pay a fixed rate of 4.9618% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires December 2011                                                                  $18,300,000         $105,174

      Pay a fixed rate of 5.20814% and receive a floating rate based on 3-month LIBOR

      Broker, Deutsche Bank AG London
      Expires November 2016                                                                  $ 7,300,000          (17,207)
      ---------------------------------------------------------------------------------------------------------------------
      Total.............................................................................................         $577,672
                                                                                                                 ========
      ---------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                 Face
Industry                        Amount                                Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                   $  250,000   Alliant Techsystems, Inc., 6.75% due 4/01/2016....................   $   250,000
Defense--2.2%                    130,000   Argo-Tech Corp., 9.25% due 6/01/2011..............................       140,400
                                 110,000   Bombardier, Inc., 8% due 11/15/2014 (i)...........................       112,750
                                 250,000   DRS Technologies, Inc., 6.625% due 2/01/2016......................       251,874
                                 250,000   L-3 Communications Corp., 3% due 8/01/2035 (a)(i).................       262,500
                                 270,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014.................       272,700
                                                                                                                -----------
                                                                                                                  1,290,224
---------------------------------------------------------------------------------------------------------------------------
Airlines--0.7%                   426,835   Continental Airlines, Inc. Series 2001-1 Class C, 7.033%
                                             due 12/15/2012 (j)..............................................       425,233
---------------------------------------------------------------------------------------------------------------------------
Automotive--4.9%                 250,000   Autonation, Inc., 7.36% due 4/15/2013 (b).........................       251,250
                                  50,000   Cooper-Standard Automotive, Inc., 7% due 12/15/2012...............        44,875
                                           Ford Motor Co.:
                                 360,000     7.45% due 7/16/2031.............................................       282,600
                                 210,000     4.25% due 12/15/2036 (a)........................................       224,438
                                           Ford Motor Credit Co.:
                                 360,000     5.80% due 1/12/2009.............................................       353,463
                                  60,000     5.70% due 1/15/2010.............................................        57,516
                                 250,000     8.11% due 1/13/2012 (b).........................................       247,730
                                  60,000   General Motors Acceptance Corp., 6.75% due 12/01/2014.............        61,627
                                 225,000   General Motors Corp., 8.375% due 7/15/2033........................       208,125
                                           The Goodyear Tire & Rubber Co.:
                                  40,000     9.14% due 12/01/2009 (b)(i).....................................        40,150
                                  50,000     7.857% due 8/15/2011............................................        50,250
                                 385,000     8.625% due 12/01/2011 (i).......................................       397,513
                                  60,000     4% due 6/15/2034 (a)............................................       108,300
                                 215,000   Lear Corp., 8.75% due 12/01/2016 (i)..............................       207,744
                                  30,000   Metaldyne Corp., 10% due 11/01/2013...............................        32,100
                                  40,000   Titan International, Inc., 8% due 1/15/2012 (i)...................        40,250
                                 250,000   United Auto Group, Inc., 7.75% due 12/15/2016 (i).................       251,250
                                                                                                                -----------
                                                                                                                  2,859,181
---------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.7%               250,000   CMP Susquehanna Corp., 9.875% due 5/15/2014 (i)...................       248,750
                                 250,000   LIN Television Corp., 6.50% due 5/15/2013.........................       238,124
                                  70,000   Nexstar Finance, Inc., 7% due 1/15/2014...........................        65,800
                                 250,000   Radio One, Inc., 6.375% due 2/15/2013.............................       233,750
                                 210,000   Young Broadcasting, Inc., 10% due 3/01/2011.......................       199,500
                                                                                                                -----------
                                                                                                                    985,924
---------------------------------------------------------------------------------------------------------------------------
Cable--International--0.5%       250,000   NTL Cable Plc, 9.125% due 8/15/2016...............................       264,062
---------------------------------------------------------------------------------------------------------------------------
Cable--U.S.--5.2%                100,000   CCH I LLC, 11% due 10/01/2015.....................................       102,625
                                 500,000   CSC Holdings, Inc. Series B, 7.625% due 4/01/2011.................       509,375
                                 110,000   Cablevision Systems Corp. Series B, 9.87%
                                             due 4/01/2009 (b)...............................................       116,050
                                 635,000   Charter Communications Holdings II LLC, 10.25% due 9/15/2010......       662,781
                                  70,000   DirecTV Holdings LLC, 8.375% due 3/15/2013........................        72,800
                                 370,000   Echostar DBS Corp., 7.125% due 2/01/2016..........................       370,000
                                  40,000   Intelsat Intermediate Holding Co. Ltd., 9.23% due 2/01/2015 (g)...        30,400
                                           Intelsat Subsidiary Holding Co. Ltd.:
                                 290,000     10.252% due 1/15/2012 (b).......................................       292,538
                                 350,000     8.25% due 1/15/2013.............................................       355,250
                                 210,000   PanAmSat Corp., 9% due 6/15/2016 (i)..............................       222,338
                                 250,000   Quebecor Media, Inc., 7.75% due 3/15/2016.........................       255,312
                                                                                                                -----------
                                                                                                                  2,989,469
---------------------------------------------------------------------------------------------------------------------------
Chemicals--4.4%                  140,000   Ineos Group Holdings Plc, 8.50% due 2/15/2016 (i).................       133,700
                                 300,000   Innophos, Inc., 8.875% due 8/15/2014..............................       304,500
                                 250,000   Lyondell Chemical Co., 8% due 9/15/2014...........................       259,375
                                 280,000   Millennium America, Inc., 9.25% due 6/15/2008.....................       289,100
                                           Momentive Performance Materials, Inc. (i):
                                 325,000     10.125% due 12/01/2014..........................................       326,625
                                 135,000     11.50% due 12/01/2016...........................................       132,300
                                  90,000   Mosaic Global Holdings, Inc., 7.625% due 12/01/2016 (i)...........        93,262
                                 250,000   Nalco Co., 7.75% due 11/15/2011...................................       255,625
                                 500,000   Omnova Solutions, Inc., 11.25% due 6/01/2010......................       537,500
                                 250,000   Westlake Chemical Corp., 6.625% due 1/15/2016.....................       241,875
                                                                                                                -----------
                                                                                                                  2,573,862
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                 Face
Industry                        Amount                                Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Consumer--                    $  175,000   American Greetings Corp., 7.375% due 6/01/2016....................   $   179,812
Non-Durables--2.9%               200,000   Chattem, Inc., 7% due 3/01/2014...................................       197,000
                                 250,000   Church & Dwight Co., Inc., 6% due 12/15/2012......................       244,375
                                 250,000   Hines Nurseries, Inc.,10.25% due 10/01/2011.......................       217,500
                                 250,000   Levi Strauss & Co., 8.875% due 4/01/2016..........................       261,250
                                 250,000   North Atlantic Trading Co., 9.25% due 3/01/2012...................       218,125
                                 400,000   Quiksilver, Inc., 6.875% due 4/15/2015............................       393,000
                                                                                                                -----------
                                                                                                                  1,711,062
---------------------------------------------------------------------------------------------------------------------------
Diversified Media--5.5%                    Affinion Group, Inc.:
                                  50,000     10.125% due 10/15/2013..........................................        53,000
                                 155,000     11.50% due 10/15/2015...........................................       163,913
                                  70,000   CBD Media Holdings LLC, 9.25% due 7/15/2012.......................        72,888
                                           Dex Media East LLC:
                                 250,000     9.875% due 11/15/2009...........................................       261,875
                                 284,000     12.125% due 11/15/2012..........................................       312,755
                                 225,000   Dex Media West LLC, 8.50% due 8/15/2010...........................       233,718
                                 330,000   Idearc, Inc., 8% due 11/15/2016 (i)...............................       334,950
                                  80,000   Network Communications, Inc., 10.75% due 12/01/2013...............        80,800
                                 150,000   Nielsen Finance LLC, 11.62% due 8/01/2016 (g)(i)..................       103,313
                                 550,000   Primedia, Inc., 8% due 5/15/2013..................................       532,125
                                 175,000   Quebecor World Capital Corp., 8.75% due 3/15/2016 (i).............       167,563
                                 100,000   Quebecor World, Inc., 9.75% due 1/15/2015 (i).....................       100,625
                                 250,000   RH Donnelley Corp. Series A-2, 6.875% due 1/15/2013...............       239,688
                                 500,000   WDAC Subsidiary Corp., 8.375% due 12/01/2014 (i)..................       514,375
                                                                                                                -----------
                                                                                                                  3,171,588
---------------------------------------------------------------------------------------------------------------------------
Energy--Exploration &            135,000   Berry Petroleum Co., 8.25% due 11/01/2016.........................       135,168
Production--3.3%                 250,000   Chaparral Energy, Inc., 8.50% due 12/01/2015......................       248,750
                                 165,000   Compton Petroleum Finance Corp., 7.625% due 12/01/2013............       159,225
                                 250,000   Encore Acquisition Co., 6.25% due 4/15/2014.......................       234,375
                                 300,000   OPTI Canada, Inc., 8.25% due 12/15/2014 (i).......................       308,250
                                 250,000   Range Resources Corp., 6.375% due 3/15/2015.......................       243,750
                                 235,000   Sabine Pass LNG LP, 7.50% due 11/30/2016 (i)......................       234,119
                                           Stone Energy Corp.:
                                 105,000     8.11% due 7/15/2010 (b)(i)......................................       103,950
                                 250,000     6.75% due 12/15/2014............................................       238,750
                                                                                                                -----------
                                                                                                                  1,906,337
---------------------------------------------------------------------------------------------------------------------------
Energy--Other--3.2%              200,000   Aleris International, Inc., 9% due 12/15/2014 (i).................       201,000
                                 250,000   Copano Energy LLC, 8.125% due 3/01/2016...........................       258,750
                                 219,000   Dresser-Rand Group, Inc., 7.375% due 11/01/2014...................       220,643
                                  40,000   KCS Energy, Inc., 7.125% due 4/01/2012............................        38,900
                                 120,000   North American Energy Partners, Inc., 8.75% due 12/01/2011........       120,600
                                 500,000   Pacific Energy Partners, LP, 7.125% due 6/15/2014.................       513,105
                                 350,000   SemGroup LP, 8.75% due 11/15/2015 (i).............................       351,750
                                 110,000   Tennessee Gas Pipeline Co., 7.625% due 4/01/2037..................       123,645
                                                                                                                -----------
                                                                                                                  1,828,393
---------------------------------------------------------------------------------------------------------------------------
Financial--0.3%                  160,000   American Real Estate Partners LP, 7.125% due 2/15/2013............       160,800
                                  20,000   NCO Group, Inc., 10.244% due 11/15/2013 (b)(i)....................        19,850
                                                                                                                -----------
                                                                                                                    180,650
---------------------------------------------------------------------------------------------------------------------------
Food & Tobacco--1.1%              35,912   Archibald Candy Corp.,10% due 11/01/2007 (e)......................         2,287
                                 250,000   Constellation Brands, Inc., 7.25% due 9/01/2016...................       256,875
                                 250,000   Del Monte Corp., 6.75% due 2/15/2015..............................       247,500
                                 110,000   Swift & Co., 12.50% due 1/01/2010.................................       112,475
                                                                                                                -----------
                                                                                                                    619,137
---------------------------------------------------------------------------------------------------------------------------
Gaming--4.5%                     250,000   Boyd Gaming Corp., 7.75% due 12/15/2012...........................       258,438
                                 175,000   CCM Merger, Inc., 8% due 8/01/2013 (i)............................       171,063
                                  65,000   Caesars Entertainment, Inc., 8.125% due 5/15/2011.................        68,006
                                 180,000   Greektown Holdings, 10.75% due 12/01/2013 (i).....................       188,100
                                 140,000   Harrah's Operating Co., Inc., 5.75% due 10/01/2017................       117,293
                                           MGM Mirage:
                                 115,000     6% due 10/01/2009...............................................       114,713
                                 125,000     6.75% due 4/01/2013.............................................       122,188
                                 250,000   Penn National Gaming, Inc., 6.75% due 3/01/2015...................       245,000
                                  35,000   Poster Financial Group, Inc., 8.75% due 12/01/2011................        36,313
                                  90,000   Seneca Gaming Corp., 7.25% due 5/01/2012..........................        91,575

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                 Face
Industry                        Amount                                Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Gaming                        $  300,000   Station Casinos, Inc., 6.625% due 3/15/2018.......................   $   257,250
(concluded)                      190,000   Tropicana Entertainment, 9.625% due 12/15/2014 (i)................       188,100
                                 250,000   Turning Stone Resort Casino Enterprise, 9.125%
                                             due 9/15/2014 (i)...............................................       255,625
                                 500,000   Wynn Las Vegas LLC, 6.625% due 12/01/2014.........................       496,875
                                                                                                                -----------
                                                                                                                  2,610,539
---------------------------------------------------------------------------------------------------------------------------
Health Care--2.7%                155,000   Accellent, Inc., 10.50% due 12/01/2013............................       160,813
                                 300,000   Angiotech Pharmaceuticals, Inc., 9.103% due 12/01/2013 (b)(i).....       303,750
                                 250,000   Concentra Operating Corp., 9.125% due 6/01/2012...................       262,500
                                 200,000   Mylan Laboratories, Inc., 6.375% due 8/15/2015....................       198,000
                                 250,000   Select Medical Corp., 7.625% due 2/01/2015........................       207,500
                                           Tenet Healthcare Corp.:
                                  50,000     9.875% due 7/01/2014............................................        50,875
                                  40,000     9.25% due 2/01/2015.............................................        40,000
                                 145,000     6.875% due 11/15/2031...........................................       116,363
                                 250,000   VWR International, Inc., 6.875% due 4/15/2012.....................       251,563
                                                                                                                -----------
                                                                                                                  1,591,364
---------------------------------------------------------------------------------------------------------------------------
Housing--4.5%                    350,000   Ashton Woods USA LLC, 9.50% due 10/01/2015........................       318,500
                                 100,000   Building Materials Corp. of America, 8% due 12/01/2008............       104,500
                                 250,000   CPG International I Inc., 10.50% due 7/01/2013....................       254,688
                                 100,000   Esco Corp., 8.625% due 12/15/2013 (i).............................       102,750
                                 500,000   Forest City Enterprises, Inc., 7.625% due 6/01/2015...............       510,000
                                 247,000   Goodman Global Holding Co., Inc., 8.36% due 6/15/2012 (b).........       250,705
                                  50,000   Nortek, Inc., 8.50% due 9/01/2014.................................        49,000
                                 250,000   Ply Gem Industries, Inc., 9% due 2/15/2012........................       212,500
                                 250,000   Standard-Pacific Corp., 6.50% due 8/15/2010.......................       244,375
                                  50,000   Stanley-Martin Communities LLC, 9.75% due 8/15/2015...............        39,500
                                 250,000   Technical Olympic USA, Inc., 8.25% due 4/01/2011 (i)..............       243,750
                                 280,000   Texas Industries, Inc., 7.25% due 7/15/2013.......................       284,200
                                                                                                                -----------
                                                                                                                  2,614,468
---------------------------------------------------------------------------------------------------------------------------
Information Technology--5.2%      70,000   Amkor Technologies, Inc., 7.75% due 5/15/2013.....................        64,400
                                 150,000   Compagnie Generale de Geophysique SA, 7.50% due 5/15/2015.........       150,750
                                           Freescale Semiconductor, Inc. (i):
                                  90,000     9.244% due 12/15/2014 (b).......................................        89,212
                                 775,000     9.125% due 12/15/2014 (f).......................................       770,156
                                 295,000   MagnaChip Semiconductor SA, 8.61% due 12/15/2011 (b)..............       253,700
                                 375,000   Nortel Networks Ltd., 9.61% due 7/15/2011 (b)(i)..................       395,156
                                           SunGard Data Systems, Inc.:
                                 380,000     9.125% due 8/15/2013............................................       399,000
                                 320,000     9.973% due 8/15/2013 (b)........................................       332,400
                                 180,000   Telcordia Technologies, Inc., 10% due 3/15/2013 (i)...............       158,400
                                 430,000   Viasystems, Inc., 10.50% due 1/15/2011............................       431,075
                                                                                                                -----------
                                                                                                                  3,044,249
---------------------------------------------------------------------------------------------------------------------------
Leisure--2.6%                    492,000   FelCor Lodging LP, 8.50% due 6/01/2011............................       523,980
                                 250,000   HRP Myrtle Beach Operations LLC, 10.12% due 4/01/2012 (b)(i)......       250,000
                                           Travelport, Inc. (i):
                                  40,000     9.875% due 9/01/2014............................................        40,200
                                  65,000     9.994% due 9/01/2014 (b)........................................        63,374
                                   5,000     11.875% due 9/01/2016...........................................         5,125
                                 750,000   True Temper Sports, Inc., 8.375% due 9/15/2011....................       652,500
                                                                                                                -----------
                                                                                                                  1,535,179
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--3.6%              250,000   CPI Holdco, Inc., 11.298% due 2/01/2015 (b).......................       256,874
                                 161,000   Invensys Plc, 9.875% due 3/15/2011 (i)............................       172,673
                                 400,000   NXP B.V., 9.50% due 10/15/2015 (i)................................       410,000
                                 175,000   RBS Global, Inc., 11.75% due 8/01/2016 (i)........................       182,875
                                 500,000   Superior Essex Communications LLC, 9% due 4/15/2012...............       520,000
                                 590,000   Trimas Corp., 9.875% due 6/15/2012................................       570,825
                                                                                                                -----------
                                                                                                                  2,113,247
---------------------------------------------------------------------------------------------------------------------------
Metal--Other--1.6%               400,000   Foundation PA Coal Co., 7.25% due 8/01/2014.......................       407,000
                                 250,000   Novelis, Inc., 7.25% due 2/15/2015 (i)............................       241,874
                                 250,000   Southern Copper Corp., 6.375% due 7/27/2015.......................       254,386
                                                                                                                -----------
                                                                                                                    903,260
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                 Face
Industry                        Amount                                Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Packaging--2.7%               $  385,000   Berry Plastics Holding Corp., 8.875% due 9/15/2014 (i)............   $   390,775
                                 250,000   Graham Packing Co., Inc., 8.50% due 10/15/2012....................       252,500
                                 330,000   Impress Holdings B.V., 8.585% due 9/15/2013 (b)(i)................       330,825
                                 300,000   Owens-Brockway, 8.25% due 5/15/2013...............................       310,125
                                 200,000   Packaging Dynamics Finance Corp., 10% due 5/01/2016 (i)...........       200,000
                                  70,000   Pregis Corp., 12.375% due 10/15/2013 (i)..........................        75,775
                                                                                                                -----------
                                                                                                                  1,560,000
---------------------------------------------------------------------------------------------------------------------------
Paper--5.7%                                Abitibi-Consolidated, Inc.:
                                  90,000     8.55% due 8/01/2010.............................................        85,500
                                 285,000     6% due 6/20/2013................................................       228,000
                                 250,000   Ainsworth Lumber Co. Ltd., 6.75% due 3/15/2014....................       186,250
                                           Boise Cascade LLC:
                                 250,000     8.235% due 10/15/2012 (b).......................................       250,624
                                 250,000     7.125% due 10/15/2014...........................................       241,875
                                 190,000   Bowater Canada Finance, 7.95% due 11/15/2011......................       186,200
                                 200,000   Bowater, Inc., 6.50% due 6/15/2013................................       182,500
                                 525,000   Domtar, Inc., 7.125% due 8/15/2015................................       514,500
                                 400,000   Graphic Packaging International Corp., 8.50% due 8/15/2011........       414,000
                                 500,000   Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011............       506,250
                                 250,000   Smurfit-Stone Container Enterprises, Inc., 9.75% due 2/01/2011....       257,813
                                 250,000   Verso Paper Holdings LLC, 9.125% due 8/01/2014 (i)................       260,625
                                                                                                                -----------
                                                                                                                  3,314,137
---------------------------------------------------------------------------------------------------------------------------
Retail--1.9%                     120,000   Buffets, Inc., 12.50% due 11/01/2014 (i)..........................       120,900
                                  60,000   Burlington Coat Factory Warehouse Corp., 11.125%
                                             due 4/15/2014 (i)...............................................        58,500
                                           Michaels Stores, Inc. (i):
                                 230,000     10% due 11/01/2014..............................................       239,200
                                 370,000     11.375% due 11/01/2016..........................................       385,725
                                 250,000   Neiman Marcus Group, Inc., 9% due 10/15/2015 (f)..................       272,812
                                                                                                                -----------
                                                                                                                  1,077,137
---------------------------------------------------------------------------------------------------------------------------
Service--6.6%                    250,000   ALH Finance LLC, 8.50% due 1/15/2013..............................       245,625
                                 250,000   Ahern Rentals, Inc., 9.25% due 8/15/2013..........................       260,625
                                 350,000   Allied Waste North America, Inc. Series B, 7.25% due 3/15/2015....       350,438
                                 250,000   Ashtead Capital, Inc., 9% due 8/15/2016 (i).......................       267,500
                                           Avis Budget Car Rental LLC (i):
                                 250,000     7.625% due 5/15/2014............................................       243,750
                                 225,000     7.874% due 5/15/2014 (b)........................................       217,125
                                 250,000   Buhrmann US, Inc., 8.25% due 7/01/2014............................       248,125
                                 250,000   Corrections Corp. of America, 7.50% due 5/01/2011.................       257,500
                                  90,000   DI Finance Series B, 9.50% due 2/15/2013..........................        95,400
                                 250,000   FTI Consulting, Inc., 7.625% due 6/15/2013........................       258,125
                                 500,000   The Geo Group, Inc., 8.25% due 7/15/2013..........................       515,000
                                 250,000   MSW Energy Holdings II LLC, 7.375% due 9/01/2010..................       255,000
                                 185,000   Mac-Gray Corp., 7.625% due 8/15/2015..............................       187,775
                                           United Rentals North America, Inc.:
                                 250,000     6.50% due 2/15/2012.............................................       246,875
                                 200,000     7% due 2/15/2014................................................       196,250
                                                                                                                -----------
                                                                                                                  3,845,113
---------------------------------------------------------------------------------------------------------------------------
Steel--0.5%                      250,000   Ucar Finance, Inc., 10.25% due 2/15/2012..........................       263,438
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.7%          40,000   Citizens Communications Co., 6.25% due 1/15/2013..................        39,250
                                 154,000   Inmarsat Finance Plc, 7.625% due 6/30/2012........................       159,005
                                 250,000   Nordic Telephone Co. Holdings ApS, 8.875% due 5/01/2016 (i).......       267,500
                                 140,000   ProtoStar I Ltd., 12.50% due 10/15/2012 (a)(b)(i).................       144,200
                                 500,000   Qwest Communications International, Inc., 7.50% due 2/15/2014.....       515,000
                                 250,000   Qwest Corp., 8.61% due 6/15/2013 (b)..............................       270,624
                                 140,000   Tele Norte Leste Participacoes SA Series B, 8% due 12/18/2013.....       148,750
                                                                                                                -----------
                                                                                                                  1,544,329
---------------------------------------------------------------------------------------------------------------------------
Transportation--1.7%              65,000   Britannia Bulk Plc, 11% due 12/01/2011 (i)........................        61,019
                                 145,000   Navios Maritime Holdings, Inc., 9.50% due 12/15/2014 (i)..........       142,723
                                 250,000   OMI Corp., 7.625% due 12/01/2013..................................       255,625
                                 500,000   Overseas Shipholding Group, 8.25% due 3/15/2013...................       525,625
                                                                                                                -----------
                                                                                                                    984,992
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                 Face
Industry                        Amount                                Corporate Bonds                              Value
---------------------------------------------------------------------------------------------------------------------------
Utility--7.2%                 $  206,000   The AES Corp., 8.875% due 2/15/2011...............................   $   220,935
                                 100,000   Conexant Systems, Inc., 9.124% due 11/15/2010 (b)(i)..............       101,500
                                 774,000   ESI Tractebel Acquisition Corp. Series B, 7.99% due 12/30/2011....       794,340
                                 200,000   Edison Mission Energy, 7.50% due 6/15/2013........................       209,000
                                 227,968   FPL Energy National Wind, 6.125% due 3/25/2019 (i)(j).............       220,780
                                 400,000   Mirant Americas Generation Inc., 8.30% due 5/01/2011..............       410,000
                                 250,000   NRG Energy, Inc., 7.25% due 2/01/2014.............................       251,875
                                 250,000   NorthWestern Corp., 5.875% due 11/01/2014.........................       245,635
                                           Reliant Energy, Inc.:
                                 260,000     9.50% due 7/15/2013.............................................       278,850
                                 300,000     6.75% due 12/15/2014............................................       293,250
                                 500,000   SEMCO Energy, Inc., 7.75% due 5/15/2013...........................       504,707
                                 250,000   Southern Natural Gas Co., 8.875% due 3/15/2010....................       262,273
                                 240,296   Tenaska Alabama Partners LP, 7% due 6/30/2021 (i)(j)..............       238,651
                                 115,000   Transcontinental Gas Pipe Line Corp. Series B, 8.875%
                                             due 7/15/2012...................................................       129,950
                                                                                                                -----------
                                                                                                                  4,161,746
---------------------------------------------------------------------------------------------------------------------------
Wireless                         425,000   American Towers, Inc., 7.25% due 12/01/2011.......................       439,875
Communications--4.0%              90,000   Centennial Communications Corp., 8.125% due 2/01/2014.............        92,363
                                 205,000   Cricket Communications, Inc., 9.375% due 11/01/2014 (i)...........       216,275
                                 120,000   FiberTower Corp., 9% due 11/15/2012 (a)(i)........................       143,250
                                 310,000   MetroPCS Wireless, Inc., 9.25% due 11/01/2014 (i).................       323,950
                                 250,000   Rogers Wireless Communications, Inc., 8.485% due 12/15/2010 (b)...       255,000
                                 290,000   Rural Cellular Corp., 8.25% due 3/15/2012.........................       301,963
                                           West Corp. (i):
                                  15,000     9.50% due 10/15/2014............................................        15,000
                                 520,000     11% due 10/15/2016..............................................       525,200
                                                                                                                -----------
                                                                                                                  2,312,876
---------------------------------------------------------------------------------------------------------------------------
                                           Total Corporate Bonds
                                           (Cost--$53,751,344)--93.6%                                            54,281,196
---------------------------------------------------------------------------------------------------------------------------

                                  Shares
                                   Held                                Common Stocks
---------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.4%               14,935   Medis Technologies Ltd. (d)                                              260,317
---------------------------------------------------------------------------------------------------------------------------
                                           Total Common Stocks
                                           (Cost--$305,426)--0.4%                                                   260,317
---------------------------------------------------------------------------------------------------------------------------

                                                                     Preferred Stocks
---------------------------------------------------------------------------------------------------------------------------
Telecommunications--0.0%               8   PTV, Inc. Series A, 10% (d)                                                   34
---------------------------------------------------------------------------------------------------------------------------
                                           Total Preferred Stocks (Cost--$664)--0.0%                                     34
---------------------------------------------------------------------------------------------------------------------------
                              Beneficial
                               Interest                           Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                              $2,434,107   BlackRock Liquidity Series, LLC Cash Sweep Series, 5.26%(c)(h)....     2,434,107
---------------------------------------------------------------------------------------------------------------------------
                                           Total Short-Term Securities
                                           (Cost--$2,434,107)--4.2%                                               2,434,107
---------------------------------------------------------------------------------------------------------------------------
                                           Total Investments (Cost--$56,491,541*)--98.2%.....................    56,975,654
                                           Other Assets Less Liabilities--1.8%...............................     1,031,664
                                                                                                                -----------
                                           Net Assets--100.0%................................................   $58,007,318
                                                                                                                ===========
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================


* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost.........................................................................................   $56,510,335
                                                                                                                ===========
      Gross unrealized appreciation..........................................................................   $ 1,085,712
      Gross unrealized depreciation..........................................................................      (620,393)
                                                                                                                -----------
      Net unrealized appreciation............................................................................   $   465,319
                                                                                                                ===========

(a)   Convertible security.

(b)   Floating rate security.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                     Net           Interest
      Affiliate                                                                                   Activity          Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series....................................     $(1,016,573)       $167,058
      ---------------------------------------------------------------------------------------------------------------------

(d)   Non-income producing security.

(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.


(g) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(h)   Represents the current yield as of December 31, 2006.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j)   Subject to principal paydowns.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                      Shares
Industry                               Held                               Common Stocks                            Value
---------------------------------------------------------------------------------------------------------------------------
Aerospace &                           43,000    Lockheed Martin Corp.........................................  $  3,959,010
Defense--2.3%                         48,000    Northrop Grumman Corp........................................     3,249,600
                                                                                                               ------------
                                                                                                                  7,208,610
---------------------------------------------------------------------------------------------------------------------------
Airlines--2.1%                       110,000    AMR Corp. (a)................................................     3,325,300
                                      79,000    Continental Airlines, Inc. Class B (a).......................     3,258,750
                                                                                                               ------------
                                                                                                                  6,584,050
---------------------------------------------------------------------------------------------------------------------------
Automobiles--2.3%                    122,000    General Motors Corp. (d).....................................     3,747,840
                                      51,000    Harley-Davidson, Inc.........................................     3,593,970
                                                                                                               ------------
                                                                                                                  7,341,810
---------------------------------------------------------------------------------------------------------------------------
Capital Markets--5.7%                 23,000    The Bear Stearns Cos., Inc...................................     3,743,940
                                      25,000    Goldman Sachs Group, Inc.....................................     4,983,750
                                      54,000    Lehman Brothers Holdings, Inc................................     4,218,480
                                      66,000    Morgan Stanley...............................................     5,374,380
                                                                                                               ------------
                                                                                                                 18,320,550
---------------------------------------------------------------------------------------------------------------------------
Chemicals--0.1%                        8,000    E.I. du Pont de Nemours & Co.................................       389,680
---------------------------------------------------------------------------------------------------------------------------
Commercial Services &                 17,000    Avery Dennison Corp..........................................     1,154,810
Supplies--0.4%
---------------------------------------------------------------------------------------------------------------------------
Communications                       256,000    Cisco Systems, Inc. (a)......................................     6,996,480
Equipment--3.5%                      205,000    Motorola, Inc................................................     4,214,800
                                                                                                               ------------
                                                                                                                 11,211,280
---------------------------------------------------------------------------------------------------------------------------
Computers &                          142,000    Hewlett-Packard Co...........................................     5,848,980
Peripherals--5.7%                     71,000    International Business Machines Corp.........................     6,897,650
                                       5,000    Lexmark International, Inc. Class A (a)......................       366,000
                                      76,000    NCR Corp. (a)................................................     3,249,760
                                      87,000    QLogic Corp. (a).............................................     1,907,040
                                                                                                               ------------
                                                                                                                 18,269,430
---------------------------------------------------------------------------------------------------------------------------
Diversified Financial                 49,000    Bank of America Corp.........................................     2,616,110
Services--6.0%                       171,000    Citigroup, Inc...............................................     9,524,700
                                     145,000    JPMorgan Chase & Co..........................................     7,003,500
                                                                                                               ------------
                                                                                                                 19,144,310
---------------------------------------------------------------------------------------------------------------------------
Electronic Equipment &                96,000    Agilent Technologies, Inc. (a)...............................     3,345,600
Instruments--1.1%
---------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing--0.0%         4,000    Safeway, Inc.................................................       138,240
---------------------------------------------------------------------------------------------------------------------------
Food Products--2.1%                   86,000    Campbell Soup Co.............................................     3,344,540
                                       6,000    HJ Heinz Co..................................................       270,060
                                      91,000    Kraft Foods, Inc. (d)........................................     3,248,700
                                                                                                               ------------
                                                                                                                  6,863,300
---------------------------------------------------------------------------------------------------------------------------
Health Care Equipment &               49,000    Becton Dickinson & Co........................................     3,437,350
Supplies--1.1%
---------------------------------------------------------------------------------------------------------------------------
Health Care Providers &               84,000    Aetna, Inc...................................................     3,627,120
Services--7.4%                        76,000    AmerisourceBergen Corp.......................................     3,416,960
                                      63,000    Caremark Rx, Inc.............................................     3,597,930
                                      55,000    Coventry Health Care, Inc. (a)...............................     2,752,750
                                      53,000    Humana, Inc. (a).............................................     2,931,430
                                      63,000    McKesson Corp................................................     3,194,100
                                      54,000    WellPoint, Inc. (a)(d).......................................     4,249,260
                                                                                                               ------------
                                                                                                                 23,769,550
---------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &                 41,000    Brinker International, Inc...................................     1,236,560
Leisure--0.4%
---------------------------------------------------------------------------------------------------------------------------
Household Products--0.5%              27,000    The Procter & Gamble Co......................................     1,735,290
---------------------------------------------------------------------------------------------------------------------------
IT Services--0.9%                     74,000    Paychex, Inc. (d)............................................     2,925,960
---------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--1.8%       154,000    General Electric Co..........................................     5,730,340
---------------------------------------------------------------------------------------------------------------------------
Insurance--4.1%                        6,000    American International Group, Inc............................       429,960
                                       9,000    MBIA, Inc....................................................       657,540
                                      50,000    Prudential Financial, Inc....................................     4,293,000

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006 (Continued)
================================================================================

                                      Shares
Industry                               Held                               Common Stocks                            Value
---------------------------------------------------------------------------------------------------------------------------
Insurance                             53,000    Safeco Corp..................................................  $  3,315,150
(concluded)                           80,000    The St. Paul Travelers Cos., Inc.............................     4,295,200
                                                                                                               ------------
                                                                                                                 12,990,850
---------------------------------------------------------------------------------------------------------------------------
Leisure Equipment &                  120,000    Hasbro, Inc..................................................     3,270,000
Products--1.0%
---------------------------------------------------------------------------------------------------------------------------
Life Sciences Tools &                 28,000    Waters Corp. (a).............................................     1,371,160
Services--0.4%
---------------------------------------------------------------------------------------------------------------------------
Machinery--0.2%                        5,000    Cummins, Inc.................................................       590,900
---------------------------------------------------------------------------------------------------------------------------
Media--2.7%                          151,000    The DIRECTV Group, Inc. (a)..................................     3,765,940
                                     143,000    Walt Disney Co...............................................     4,900,610
                                                                                                               ------------
                                                                                                                  8,666,550
---------------------------------------------------------------------------------------------------------------------------
Metals & Mining--3.0%                 56,000    Freeport-McMoRan Copper & Gold, Inc. Class B.................     3,120,880
                                      62,000    Nucor Corp...................................................     3,388,920
                                      44,000    United States Steel Corp.....................................     3,218,160
                                                                                                               ------------
                                                                                                                  9,727,960
---------------------------------------------------------------------------------------------------------------------------
Multiline Retail--3.5%                48,000    JC Penney Co., Inc...........................................     3,713,280
                                      55,000    Kohl's Corp. (a).............................................     3,763,650
                                      75,000    Nordstrom, Inc...............................................     3,700,500
                                                                                                               ------------
                                                                                                                 11,177,430
---------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable                 75,000    Anadarko Petroleum Corp......................................     3,264,000
Fuels--14.9%                          95,000    Chevron Corp.................................................     6,985,350
                                      54,000    Devon Energy Corp............................................     3,622,320
                                     183,000    Exxon Mobil Corp.............................................    14,023,290
                                      88,000    Frontier Oil Corp............................................     2,529,120
                                      43,000    Marathon Oil Corp............................................     3,977,500
                                      82,000    Occidental Petroleum Corp....................................     4,004,060
                                      45,000    Sunoco, Inc..................................................     2,806,200
                                      42,000    Tesoro Corp..................................................     2,762,340
                                      72,000    Valero Energy Corp...........................................     3,683,520
                                                                                                               ------------
                                                                                                                 47,657,700
---------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--6.9%                115,000    Johnson & Johnson............................................     7,592,300
                                     120,000    Merck & Co., Inc.............................................     5,232,000
                                      18,000    Mylan Laboratories...........................................       359,280
                                     294,000    Pfizer, Inc..................................................     7,614,600
                                      54,000    Schering-Plough Corp.........................................     1,276,560
                                                                                                               ------------
                                                                                                                 22,074,740
---------------------------------------------------------------------------------------------------------------------------
Semiconductors &                     162,000    Altera Corp. (a).............................................     3,188,160
Semiconductor                         90,000    Analog Devices, Inc..........................................     2,958,300
Equipment--6.5%                      203,000    Applied Materials, Inc.......................................     3,745,350
                                     165,000    Integrated Device Technology, Inc. (a).......................     2,554,200
                                     115,000    National Semiconductor Corp..................................     2,610,500
                                      29,000    Novellus Systems, Inc. (a)...................................       998,180
                                      95,000    Nvidia Corp. (a).............................................     3,515,950
                                      50,000    Xilinx, Inc..................................................     1,190,500
                                                                                                               ------------
                                                                                                                 20,761,140
---------------------------------------------------------------------------------------------------------------------------
Software--7.5%                       199,000    BEA Systems, Inc. (a)........................................     2,503,420
                                     130,000    Compuware Corp. (a)..........................................     1,082,900
                                     100,000    Intuit, Inc. (a).............................................     3,051,000
                                     110,000    McAfee, Inc. (a).............................................     3,121,800
                                     266,000    Microsoft Corp...............................................     7,942,760
                                     272,000    Oracle Corp. (a).............................................     4,662,080
                                      62,000    Synopsys, Inc. (a)...........................................     1,657,260
                                                                                                               ------------
                                                                                                                 24,021,220
---------------------------------------------------------------------------------------------------------------------------
Specialty Retail--3.5%                47,000    Abercrombie & Fitch Co. Class A..............................     3,272,610
                                      22,500    American Eagle Outfitters, Inc...............................       702,225
                                      69,000    Best Buy Co., Inc. (d).......................................     3,394,110
                                       6,000    Dick's Sporting Goods, Inc. (a)..............................       293,940
                                     135,000    Staples, Inc.................................................     3,604,500
                                                                                                               ------------
                                                                                                                 11,267,385
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================

                                      Shares
Industry                               Held                               Common Stocks                            Value
---------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                    13,000    The PMI Group, Inc...........................................  $    613,210
Finance--0.2%
---------------------------------------------------------------------------------------------------------------------------
Tobacco--2.3%                         12,000    Altria Group, Inc............................................     1,029,840
                                      51,000    Reynolds American, Inc.......................................     3,338,970
                                      52,000    UST, Inc.....................................................     3,026,400
                                                                                                               ------------
                                                                                                                  7,395,210
---------------------------------------------------------------------------------------------------------------------------
                                                Total Common Stocks
                                                (Cost--$265,054,118)--100.1%                                    320,392,175
---------------------------------------------------------------------------------------------------------------------------

                                  Beneficial
                                   Interest                            Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------
                                 $14,197,700    BlackRock Liquidity Series, LLC
                                                Money Market Series, 5.29% (b)(c)(e).........................    14,197,700
---------------------------------------------------------------------------------------------------------------------------
                                                Total Short-Term Securities
                                                (Cost--$14,197,700)--4.4%                                        14,197,700
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments (Cost--$279,251,818*)--104.5%..............   334,589,875
                                                Liabilities in Excess of Other Assets--(4.5%)................   (14,402,500)
                                                                                                               ------------
                                                Net Assets--100.0%...........................................  $320,187,375
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost.........................................................................................  $280,550,973
                                                                                                               ============
      Gross unrealized appreciation..........................................................................  $ 60,109,388
      Gross unrealized depreciation..........................................................................    (6,070,486)
                                                                                                               ------------
      Net unrealized appreciation............................................................................  $ 54,038,902
                                                                                                               ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------------------------
                                                                                                      Net          Interest
      Affiliate                                                                                    Activity         Income
      ---------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series....................................      $     (2,167)     $ 1,057
      BlackRock Liquidity Series, LLC Money Market Series..................................      $(13,483,650)     $20,040
      ---------------------------------------------------------------------------------------------------------------------

(c)   Represents the current yield as of December 31, 2006.

(d)   Security, or a portion of security, is on loan.

(e)   Security was purchased with the cash proceeds from securities loans.

  o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of December 31, 2006
================================================================================

                                      Face                                             Interest     Maturity
                                     Amount                    Issue                    Rate**        Date          Value
---------------------------------------------------------------------------------------------------------------------------
Bank Notes--1.7%                 $  5,000,000   Bank of America, NA (b).............     5.315%     1/16/2007  $  5,000,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Bank Notes (Cost--$5,000,000)                               5,000,000
---------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--5.0%      8,000,000    Branch Banking & Trust Co...........     5.275      1/12/2007     8,000,000
                                   3,800,000    Citibank, NA........................     5.295      3/07/2007     3,799,795
                                   3,500,000    Washington Mutual Bank..............     5.33       2/16/2007     3,500,020
---------------------------------------------------------------------------------------------------------------------------
                                                Total Certificates of Deposit
                                                (Cost--$15,300,000)                                              15,299,815
---------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit--          7,000,000    Canadian Imperial Bank of
Yankee--3.0%                                      Commerce (b)......................     5.43      12/14/2007     7,000,000
                                   2,000,000    Swedbank AB (ForeningsSparbanken)...     5.199      3/30/2007     1,998,402
---------------------------------------------------------------------------------------------------------------------------
                                                Total Certificates of Deposit--Yankee
                                                (Cost--$8,999,995)                                                8,998,402
---------------------------------------------------------------------------------------------------------------------------
Commercial Paper--63.6%            7,800,000    Alliance & Leicester Plc............     5.23       3/01/2007     7,733,755
                                   3,100,000    Aspen Funding Corp..................     5.37       2/28/2007     3,074,013
                                   5,000,000    Atlas Capital Funding, Ltd..........     5.28       3/19/2007     4,944,275
                                  12,000,000    The Bear Stearns Cos., Inc..........     5.34       1/22/2007    11,966,025
                                   3,000,000    The Bear Stearns Cos., Inc..........     5.37       2/07/2007     2,984,965
                                   1,000,000    Bryant Park Funding LLC.............     5.44       1/11/2007       998,680
                                   4,000,000    Bryant Park Funding LLC.............     5.38       2/27/2007     3,967,441
                                   8,000,000    CAFCO, LLC..........................     5.44       2/01/2007     7,965,000
                                   2,000,000    CAFCO, LLC..........................     5.46       2/08/2007     1,989,188
                                  15,000,000    CHARTA, LLC.........................     5.48       2/23/2007    14,885,383
                                   8,000,000    CRC Funding, LLC....................     5.42       2/08/2007     7,958,664
                                   5,000,000    Ciesco, LLC.........................     5.33       1/09/2007     4,994,951
                                  10,000,000    Ciesco, LLC.........................     5.36       2/05/2007     9,950,951
                                   6,617,000    Erasmus Capital Corp................     5.39       2/20/2007     6,570,048
                                   5,000,000    Erasmus Capital Corp................     5.26       3/15/2007     4,947,080
                                  10,000,000    Greyhawk Funding LLC................     5.44       1/31/2007     9,959,260
                                   3,000,000    Hudson-Thames Capital, LLC..........     5.27       3/06/2007     2,972,238
                                   5,000,000    Links Finance LLC...................     5.25       3/16/2007     4,946,455
                                  10,000,000    Nordea North America, Inc...........     5.325      1/29/2007     9,961,123
                                   8,923,000    Park Avenue Receivables Co. LLC.....     5.41       1/05/2007     8,919,089
                                   6,000,000    Park Avenue Receivables Co. LLC.....     5.39       1/17/2007     5,986,850
                                  14,000,000    Prudential Funding LLC..............     5.34       1/03/2007    13,998,066
                                   2,000,000    Sheffield Receivables Corp..........     5.36       1/23/2007     1,993,863
                                  13,000,000    Swedbank AB (ForeningsSparbanken)...     5.36       1/04/2007    12,996,385
                                   8,642,000    Tango Finance Corp..................     5.26       3/20/2007     8,544,415
                                   6,000,000    Thames Asset Global Securitization
                                                  No. 1, Inc........................     5.39       1/05/2007     5,997,471
                                   1,700,000    Victory Receivables Corp............     5.63       2/01/2007     1,692,492
                                  10,000,000    Yorktown Capital, LLC...............     5.40       1/10/2007     9,988,289
---------------------------------------------------------------------------------------------------------------------------
                                                Total Commercial Paper
                                                (Cost--$192,880,274)                                            192,886,415
---------------------------------------------------------------------------------------------------------------------------
Funding Agreements--7.4%           3,000,000    Genworth Life Insurance
                                                  Co. (a)(b)........................     5.429     10/01/2007     3,000,000
                                   9,000,000    Jackson National Life Insurance
                                                  Co. (a)(b)........................     5.409      5/01/2007     9,000,000
                                  10,500,000    Monumental Life Insurance Co.
                                                  (a)(b)............................     5.509      2/14/2007    10,500,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Funding Agreements
                                                (Cost--$22,500,000)                                              22,500,000
---------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes--9.6%            1,000,000    Bank of Ireland (b).................     5.35      12/20/2007     1,000,000
                                   7,000,000    General Electric Capital Corp. (b)..     5.475     10/17/2007     7,000,000
                                   4,100,000    Goldman Sachs Group, Inc. (b).......     5.40      12/14/2007     4,100,000
                                   3,000,000    HSBC Finance Corp. (b)..............     5.38      12/24/2007     3,000,000
                                   1,300,000    MetLife Global Funding I (b)........     5.36      12/06/2007     1,300,000
                                   1,750,000    MetLife Global Funding I (b)........     5.44      12/14/2007     1,750,000
                                   2,000,000    Northern Rock Plc (b)...............     5.423     10/09/2007     2,000,876

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments as of December 31, 2006 (Concluded)
================================================================================

                                      Face                                             Interest     Maturity
                                     Amount                    Issue                    Rate**        Date          Value
---------------------------------------------------------------------------------------------------------------------------
Medium-Term Notes              $   1,900,000    Principal Life Income Funding Trust (b)  5.38 %    12/07/2007  $  1,901,051
(concluded)                        7,000,000    Stanfield Victoria Finance Ltd. (b).     5.32       6/04/2007     6,999,566
---------------------------------------------------------------------------------------------------------------------------
                                                Total Medium-Term Notes
                                                (Cost--$29,050,617)                                              29,051,493
---------------------------------------------------------------------------------------------------------------------------
U.S. Government, Agency &          4,200,000    Fannie Mae..........................     4.15       7/13/2007     4,175,854
Instrumentality Obligations--      3,000,000    Fannie Mae..........................     4.875      1/11/2008     2,989,806
Non-Discount--7.1%                 1,000,000    Fannie Mae..........................     4.96       2/08/2008       997,452
                                   1,000,000    Federal Home Loan Bank System.......     3.45       1/10/2007       999,602
                                   1,000,000    Federal Home Loan Bank System.......     4.00       6/13/2007       994,474
                                   2,000,000    Federal Home Loan Bank System.......     4.00       6/22/2007     1,988,492
                                   2,000,000    Federal Home Loan Bank System.......     5.58       8/14/2007     2,000,474
                                     750,000    Federal Home Loan Bank System.......     4.21       9/14/2007       744,455
                                   1,400,000    Freddie Mac.........................     4.45       9/28/2007     1,391,886
                                     700,000    Freddie Mac.........................     4.595     10/05/2007       696,592
                                     800,000    Freddie Mac.........................     4.625     10/05/2007       796,282
                                   1,000,000    Freddie Mac.........................     4.655     10/11/2007       995,493
                                     700,000    Freddie Mac.........................     4.705     10/11/2007       697,108
                                   1,000,000    Freddie Mac.........................     4.75      10/24/2007       995,446
                                   1,100,000    U.S. Treasury Notes.................     4.375      1/31/2008     1,092,738
---------------------------------------------------------------------------------------------------------------------------
                                                Total U.S. Government, Agency &
                                                Instrumentality Obligations--Non-Discount
                                                (Cost--$21,628,776)                                              21,556,154
---------------------------------------------------------------------------------------------------------------------------
Repurchase                         7,645,000    Deutsche Bank Securities, Inc.,
Agreement--2.5%                                   purchased on 12/29/2006 to
                                                  yield 5.25% to 1/02/2007,
                                                  repurchase price of $7,648,299
                                                  collateralized by FNMA,
                                                  7.25% due 5/15/2030...............                              7,645,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Repurchase Agreement
                                                (Cost--$7,645,000)                                                7,645,000
---------------------------------------------------------------------------------------------------------------------------
                                                Total Investments
                                                (Cost--$303,004,662*)--99.9%..................................  302,937,279
                                                Other Assets Less Liabilities--0.1%...........................      242,697
                                                                                                               ------------
                                                Net Assets--100.0%............................................ $303,179,976
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

*     Cost for federal income tax purposes.
** Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjustable periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2006.
(a) Restricted securities as to resale, representing approximately 7.4% of net assets were as follows:

---------------------------------------------------------------------------------------------------------------------------------
      Issue                                                                          Acquisition Dates     Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
      Genworth Life Insurance Co., 5.429% due 10/01/2007..........................      10/02/2006      $ 3,000,000   $ 3,000,000
      Jackson National Life Insurance Co., 5.409% due 5/01/2007...................       5/01/2006        9,000,000     9,000,000
      Monumental Life Insurance Co., 5.509% due 2/14/2007.........................      11/22/2006       10,500,000    10,500,000
---------------------------------------------------------------------------------------------------------------------------------
      Total.......................................................................                      $22,500,000   $22,500,000
                                                                                                        ===========   ===========
---------------------------------------------------------------------------------------------------------------------------------

(b)   Floating rate security.
      See Notes to Financial Statements.

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities as of December 31, 2006
================================================================================

                                                                           BlackRock                              BlackRock
                                                                           Balanced            BlackRock         Fundamental
                                                                            Capital              Bond              Growth
                                                                           Portfolio           Portfolio          Portfolio
-----------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated securities, at value*+++ ......... $   802,873,900    $   141,312,938    $   225,975,203
       Investments in affiliated securities, at value++++++ .........      58,138,000                 --         11,869,479
       Options purchased, at value+++++ .............................          35,423             14,338                 --
       Unrealized appreciation on swaps .............................          91,357            103,417                 --
       Unrealized appreciation on forward foreign
          exchange contracts ........................................              --                 --                 --
       Cash .........................................................          14,329                 --                 --
       Foreign cash++++ .............................................       6,098,534          2,371,227            713,605
       Receivable for securities sold ...............................      15,079,975          8,157,747          4,001,272
       Interest receivable ..........................................       2,040,855            819,428                 --
       Dividends receivable .........................................         955,225              7,970            255,235
       Receivable for capital shares sold ...........................              --            383,070                 --
       Receivable for variation margin ..............................          33,325             15,613                 --
       Receivable for paydowns ......................................          13,444              1,401                 --
       Receivable for securities lending ............................             276                 --              1,069
       Receivable for swaps .........................................           9,797              2,993                 --
       Receivable for options written ...............................              --                 --                 --
       Prepaid expenses and other assets ............................          83,652              1,237              3,664
                                                                      ---------------    ---------------    ---------------
       Total assets .................................................     885,468,092        153,191,379        242,819,527
                                                                      ---------------    ---------------    ---------------
       Liabilities:
       Collateral on securities loaned, at value ....................       5,099,600                 --         11,857,750
       Unrealized depreciation on swaps .............................         259,220             68,380                 --
       Options written, at value++ ..................................         318,645            126,690                 --
       Unrealized depreciation on forward foreign
          exchange contracts ........................................              --                 --                 --
       Payable for securities purchased .............................      16,395,888         36,057,339          1,994,558
       Bank overdraft ...............................................              --             76,942             91,746
       Payable for capital shares redeemed ..........................         400,748                517             21,521
       Payable for swaps ............................................         410,511            208,454                 --
       Payable for dividends and distributions to
          shareholders ..............................................              --            423,158                 --
       Payable to investment adviser--net ...........................         231,520             33,975             62,385
       Payable for other affiliates .................................           9,304              2,366              3,532
       Deferred foreign capital gain tax ............................              --                 --                 --
       Accrued expenses and other liabilities .......................         133,118             42,611             47,022
                                                                      ---------------    ---------------    ---------------
       Total liabilities ............................................      23,258,554         37,040,432         14,078,514
                                                                      ---------------    ---------------    ---------------
       Net Assets ................................................... $   862,209,538    $   116,150,947    $   228,741,013
                                                                      ===============    ===============    ===============
       Net Assets Consist of:
       Undistributed (accumulated distributions
          in excess of) investment income--net ...................... $       (11,082)   $      (617,042)                --
       Undistributed (accumulated) realized capital
          gains (losses)--net .......................................     (70,974,718)        (1,253,379)   $  (117,775,787)
       Unrealized appreciation (depreciation)--net ..................     121,085,754            274,499         23,554,480
                                                                      ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net .....................      50,099,954         (1,595,922)       (94,221,307)
                                                                      ---------------    ---------------    ---------------
       Common Stock, $.10 par value+ ................................       5,446,468          1,018,391            971,247
       Paid--in capital in excess of par ............................     806,663,116        116,728,478        321,991,073
                                                                      ---------------    ---------------    ---------------
       Net Assets ................................................... $   862,209,538    $   116,150,947    $   228,741,013
                                                                      ===============    ===============    ===============
       Capital shares outstanding ...................................      54,464,675         10,183,913          9,712,465
                                                                      ===============    ===============    ===============
       Net asset value, offering and redemption
          price per share ........................................... $         15.83    $         11.41    $         23.55
                                                                      ===============    ===============    ===============
     * Identified cost for unaffiliated securities .................. $   682,187,526    $   141,382,067    $   202,426,655
                                                                      ===============    ===============    ===============
     + Authorized shares ............................................     300,000,000        100,000,000        100,000,000
                                                                      ===============    ===============    ===============
    ++ Premiums received ............................................ $       365,200    $       145,200                 --
                                                                      ===============    ===============    ===============
   +++ Securities loaned ............................................ $     4,833,030                 --    $    11,477,646
                                                                      ===============    ===============    ===============
  ++++ Cost ......................................................... $     6,187,411    $     2,402,455    $       707,927
                                                                      ===============    ===============    ===============
 +++++ Premiums paid ................................................ $        95,620    $        38,703                 --
                                                                      ===============    ===============    ===============
++++++ Identified cost for affiliated securities .................... $    58,138,000                 --    $    11,869,479
                                                                      ===============    ===============    ===============

--------------------------------------------------------------------------------


================================================================================

                                                                           BlackRock           BlackRock        BlackRock
                                                                             Global           Government           High
                                                                           Allocation           Income            Income
                                                                           Portfolio          Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated securities, at value*+++ ......... $   288,136,210    $   362,112,768    $    54,541,547
       Investments in affiliated securities, at value++++++ .........      14,658,732                 --          2,434,107
       Options purchased, at value+++++ .............................          33,850                 --                 --
       Unrealized appreciation on swaps .............................              --            962,638                 --
       Unrealized appreciation on forward foreign
          exchange contracts ........................................          61,675                 --                 --
       Cash .........................................................              --                 --            277,252
       Foreign cash++++ .............................................       3,531,367                 --                 --
       Receivable for securities sold ...............................       5,211,350         40,553,721             32,000
       Interest receivable ..........................................         976,077          1,815,720          1,075,676
       Dividends receivable .........................................         319,816                 --                 --
       Receivable for capital shares sold ...........................          78,622                 --             30,199
       Receivable for variation margin ..............................          29,515             40,407                 --
       Receivable for paydowns ......................................              --             24,395              2,006
       Receivable for securities lending ............................              --                 --                 --
       Receivable for swaps .........................................              --            129,562                 --
       Receivable for options written ...............................          83,652                 --                 --
       Prepaid expenses and other assets ............................           3,409              3,026                607
                                                                      ---------------    ---------------    ---------------
       Total assets .................................................     313,124,275        405,642,237         58,393,394
                                                                      ---------------    ---------------    ---------------
       Liabilities:
       Collateral on securities loaned, at value ....................              --                 --                 --
       Unrealized depreciation on swaps .............................           4,841            384,966                 --
       Options written, at value++ ..................................       2,466,546                 --                 --
       Unrealized depreciation on forward foreign
          exchange contracts ........................................          80,291                 --                 --
       Payable for securities purchased .............................       5,143,866        235,606,741                 --
       Bank overdraft ...............................................              --             52,696                 --
       Payable for capital shares redeemed ..........................              --              4,002                 66
       Payable for swaps ............................................             377            256,821                 --
       Payable for dividends and distributions to
          shareholders ..............................................              --            679,979            348,603
       Payable to investment adviser--net ...........................          71,119             50,309             16,758
       Payable for other affiliates .................................           4,011              2,913              1,774
       Deferred foreign capital gain tax ............................           4,453                 --                 --
       Accrued expenses and other liabilities .......................         127,488             38,025             18,875
                                                                      ---------------    ---------------    ---------------
       Total liabilities ............................................       7,902,992        237,076,452            386,076
                                                                      ---------------    ---------------    ---------------
       Net Assets ................................................... $   305,221,283    $   168,565,785    $    58,007,318
                                                                      ===============    ===============    ===============
       Net Assets Consist of:
       Undistributed (accumulated distributions
          in excess of) investment income--net ...................... $      (720,823)   $      (578,640)   $      (101,958)
       Undistributed (accumulated) realized capital
          gains (losses)--net .......................................       1,355,964         (2,241,030)       (38,649,025)
       Unrealized appreciation (depreciation)--net ..................      51,116,038          1,385,814            484,113
                                                                      ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net .....................      51,751,179         (1,433,856)       (38,266,870)
                                                                      ---------------    ---------------    ---------------
       Common Stock, $.10 par value+ ................................       1,792,131          1,505,595          1,006,282
       Paid--in capital in excess of par ............................     251,677,973        168,494,046         95,267,906
                                                                      ---------------    ---------------    ---------------
       Net Assets ................................................... $   305,221,283    $   168,565,785    $    58,007,318
                                                                      ===============    ===============    ===============
       Capital shares outstanding ...................................      17,921,309         15,055,947         10,062,817
                                                                      ===============    ===============    ===============
       Net asset value, offering and redemption
          price per share ........................................... $         17.03    $         11.20    $          5.76
                                                                      ===============    ===============    ===============
     * Identified cost for unaffiliated securities .................. $   236,121,203    $   361,785,564    $    54,057,434
                                                                      ===============    ===============    ===============
     + Authorized shares ............................................     100,000,000        100,000,000        100,000,000
                                                                      ===============    ===============    ===============
    ++ Premiums received ............................................ $     1,601,330                 --                 --
                                                                      ===============    ===============    ===============
   +++ Securities loaned ............................................              --                 --                 --
                                                                      ===============    ===============    ===============
  ++++ Cost ......................................................... $     3,487,410                 --                 --
                                                                      ===============    ===============    ===============
 +++++ Premiums paid ................................................ $        38,043                 --                 --
                                                                      ===============    ===============    ===============
++++++ Identified cost for affiliated securities .................... $    14,658,732                 --    $     2,434,107
                                                                      ===============    ===============    ===============

--------------------------------------------------------------------------------


================================================================================
                                                                             BlackRock         BlackRock
                                                                             Large Cap           Money
                                                                               Core             Market
                                                                            Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------
       Assets:
       Investments in unaffiliated securities, at value*+++ .........  $   320,392,175   $   302,937,279
       Investments in affiliated securities, at value++++++ .........       14,197,700                --
       Options purchased, at value+++++ .............................               --                --
       Unrealized appreciation on swaps .............................               --                --
       Unrealized appreciation on forward foreign
          exchange contracts ........................................               --                --
       Cash .........................................................               --                --
       Foreign cash++++ .............................................               --                --
       Receivable for securities sold ...............................               --                --
       Interest receivable ..........................................               --           858,896
       Dividends receivable .........................................          347,205                --
       Receivable for capital shares sold ...........................           99,056            77,619
       Receivable for variation margin ..............................               --                --
       Receivable for paydowns ......................................               --                --
       Receivable for securities lending ............................              900                --
       Receivable for swaps .........................................               --                --
       Receivable for options written ...............................               --                --
       Prepaid expenses and other assets ............................            3,529             3,569
                                                                       ---------------   ---------------
       Total assets .................................................      335,040,565       303,877,363
                                                                       ---------------   ---------------
       Liabilities:
       Collateral on securities loaned, at value ....................       14,197,700                --
       Unrealized depreciation on swaps .............................               --                --
       Options written, at value++ ..................................               --                --
       Unrealized depreciation on forward foreign
          exchange contracts ........................................               --                --
       Payable for securities purchased .............................               --                --
       Bank overdraft ...............................................          518,418           135,742
       Payable for capital shares redeemed ..........................            1,045           424,367
       Payable for swaps ............................................               --                --
       Payable for dividends and distributions to
          shareholders ..............................................               --                --
       Payable to investment adviser--net ...........................           86,240            89,812
       Payable for other affiliates .................................            4,174             4,239
       Deferred foreign capital gain tax ............................               --                --
       Accrued expenses and other liabilities .......................           45,613            43,227
                                                                       ---------------   ---------------
       Total liabilities ............................................       14,853,190           697,387
                                                                       ---------------   ---------------
       Net Assets ...................................................  $   320,187,375   $   303,179,976
       Net Assets Consist of:
       Undistributed (accumulated distributions
          in excess of) investment income--net ......................  $        74,144   $           139
       Undistributed (accumulated) realized capital
          gains (losses)--net .......................................        5,647,682              (139)
       Unrealized appreciation (depreciation)--net ..................       55,338,057           (67,383)
                                                                       ---------------   ---------------
       Total accumulated earnings (losses)--net .....................       61,059,883           (67,383)
                                                                       ---------------   ---------------
       Common Stock, $.10 par value+ ................................        1,271,726        30,324,736
       Paid--in capital in excess of par ............................      257,855,766       272,922,623
                                                                       ---------------   ---------------
       Net Assets ...................................................  $   320,187,375   $   303,179,976
                                                                       ===============   ===============
       Capital shares outstanding ...................................       12,717,256       303,247,359
                                                                       ===============   ===============
       Net asset value, offering and redemption
          price per share ...........................................  $         25.18   $          1.00
                                                                       ===============   ===============
     * Identified cost for unaffiliated securities ..................  $   265,054,118   $   303,004,662
                                                                       ===============   ===============
     + Authorized shares ............................................      100,000,000     2,000,000,000
                                                                       ===============   ===============
    ++ Premiums received ............................................               --                --
                                                                       ===============   ===============
   +++ Securities loaned ............................................  $    13,759,248                --
                                                                       ===============   ===============
  ++++ Cost .........................................................               --                --
                                                                       ===============   ===============
 +++++ Premiums paid ................................................               --                --
                                                                       ===============   ===============
++++++ Identified cost for affiliated securities ....................  $    14,197,700                --
                                                                       ===============   ===============

      See Notes to Financial Statements.


                                      84-85

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities as of December 31, 2006
================================================================================

                                                                  BlackRock                       BlackRock        BlackRock
                                                                   Balanced       BlackRock      Fundamental         Global
                                                                   Capital          Bond           Growth          Allocation
                                                                  Portfolio       Portfolio       Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest**+ ..............................................   $ 16,367,202    $ 6,018,157    $    301,800        $ 4,300,235
   Dividends* ...............................................      9,736,221         32,292       2,917,987          4,098,612
   Securities lending--net ..................................         28,147          5,272          27,104                 --
   Other income .............................................             --             --              --                 --
                                                                ------------    -----------    ------------        -----------
   Total income .............................................     26,131,570      6,055,721       3,246,891          8,398,847
                                                                ------------    -----------    ------------        -----------
   Expenses:
   Investment advisory fees .................................      2,841,464        395,990         824,243            957,318
   Accounting services ......................................        348,001         51,954         101,679            117,595
   Professional fees ........................................         55,344         32,509          35,469             55,637
   Custodian fees ...........................................         58,444         27,298          46,483            221,272
   Printing and shareholder reports .........................         41,490          6,141          12,792             14,016
   Directors' fees and expenses .............................         42,916          7,091          13,790             14,104
   Pricing services .........................................         43,397         40,252           2,818             24,010
   Transfer agent fees ......................................          5,000          5,000           5,000              5,000
   Interest on securities sold short ........................         10,726          4,500              --                 --
   Registration fees ........................................          1,200          1,200           1,200              1,200
   Other ....................................................         56,711         39,396          14,716             16,260
                                                                ------------    -----------    ------------        -----------
   Total expenses before waiver .............................      3,504,693        611,331       1,058,190          1,426,412
   Waiver of expenses .......................................             --        (19,887)             --            (27,095)
                                                                ------------    -----------    ------------        -----------
   Total expenses after waiver ..............................      3,504,693        591,444       1,058,190          1,399,317
                                                                ------------    -----------    ------------        -----------
   Investment income--net ...................................     22,626,877      5,464,277       2,188,701          6,999,530
                                                                ------------    -----------    ------------        -----------
   Realized & Unrealized Gain (Loss)--Net
   Realized gain (loss) on:
      Investments--net*** ...................................     35,707,821       (482,425)     22,634,642         25,536,661+++
      Foreign currency transactions--net ....................        (67,704)       (37,478)        (17,188)          (233,175)
      Financial futures contracts and swaps--net ............     (1,006,953)      (567,914)             --            325,155
      Short sales ...........................................        122,841         84,302              --                 --
      Options written--net ..................................        (60,630)       (33,777)         98,926             (6,662)
                                                                ------------    -----------    ------------        -----------
   Total realized gain (loss)--net ..........................     34,695,375     (1,037,292)     22,716,380         25,621,979
                                                                ------------    -----------    ------------        -----------
   Change in unrealized
     appreciation/depreciation on:
      Investments--net ......................................     53,223,678       (299,429)    (13,437,074)++++    12,136,097++
      Foreign currency transactions--net ....................        (75,334)       (30,862)          5,932            (96,893)
      Financial futures contracts and swaps--net ............      1,310,054        708,565              --           (187,078)
      Options written--net ..................................        114,412         48,640              --            (18,301)
                                                                ------------    -----------    ------------        -----------
   Total change in unrealized
     appreciation/depreciation--net .........................     54,572,810        426,914     (13,431,142)        11,833,825
                                                                ------------    -----------    ------------        -----------
   Total realized and unrealized gain (loss)--net ...........     89,268,185       (610,378)      9,285,238         37,455,804
                                                                ------------    -----------    ------------        -----------
   Net Increase in Net Assets Resulting from Operations .....   $111,895,062    $ 4,853,899    $ 11,473,939        $44,455,334
                                                                ============    ===========    ============        ===========
   * Net of foreign withholding tax .........................   $    140,617             --    $     29,548        $   200,040
                                                                ============    ===========    ============        ===========
  ** Interest from affiliates ...............................   $  5,176,950             --    $    301,800        $   869,986
                                                                ============    ===========    ============        ===========
 *** Net of foreign capital gain tax ........................             --             --              --        $        78
                                                                ============    ===========    ============        ===========
   + Net of foreign withholding tax .........................             --             --              --        $       617
                                                                ============    ===========    ============        ===========
  ++ Net of $16,886 foreign capital gain credit .............
 +++ Includes a $45,137 payment from an affiliate
      related to a regulatory issue on an investment ........
++++ Net of $11,535 foreign capital gain credit .............

--------------------------------------------------------------------------------


================================================================================

                                                                     BlackRock     BlackRock       BlackRock     BlackRock
                                                                    Government        High         Large Cap       Money
                                                                      Income         Income          Core          Market
                                                                     Portfolio      Portfolio      Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest**+ ..............................................       $ 8,799,791    $4,553,814    $     1,057   $15,443,882
   Dividends* ...............................................                --         9,381      4,383,179            --
   Securities lending--net ..................................               621            --         20,040            --
   Other income .............................................                --        53,809             --            --
                                                                    -----------    ----------    -----------   -----------
   Total income .............................................         8,800,412     4,617,004      4,404,276    15,443,882
                                                                    -----------    ----------    -----------   -----------
   Expenses:
   Investment advisory fees .................................           588,346       192,960      1,047,836     1,035,323
   Accounting services ......................................            76,628        26,250        128,822       126,981
   Professional fees ........................................            30,300        31,110         55,624        34,427
   Custodian fees ...........................................            25,494        11,904         44,521        19,319
   Printing and shareholder reports .........................             8,991         2,979         15,665        15,081
   Directors' fees and expenses .............................             9,959         3,931         16,281        16,264
   Pricing services .........................................            11,357        18,261          1,085         1,575
   Transfer agent fees ......................................             5,000         5,000          5,000         5,000
   Interest on securities sold short ........................                --            --             --            --
   Registration fees ........................................             1,200         1,200          1,200         1,200
   Other ....................................................            13,069         9,255         14,094        13,314
                                                                    -----------    ----------    -----------   -----------
   Total expenses before waiver .............................           770,344       302,850      1,330,128     1,268,484
   Waiver of expenses .......................................                --       (16,864)            --            --
                                                                    -----------    ----------    -----------   -----------
   Total expenses after waiver ..............................           770,344       285,986      1,330,128     1,268,484
                                                                    -----------    ----------    -----------   -----------
   Investment income--net ...................................         8,030,068     4,331,018      3,074,148    14,175,398
                                                                    -----------    ----------    -----------   -----------
   Realized & Unrealized Gain (Loss)--Net
   Realized gain (loss) on:
      Investments--net*** ...................................          (350,522)     (675,955)    30,808,069           (15)
      Foreign currency transactions--net ....................                --            --             --            --
      Financial futures contracts and swaps--net ............          (967,021)           --             --            --
      Short sales ...........................................                --            --             --            --
      Options written--net ..................................             9,450            --             --            --
                                                                    -----------    ----------    -----------   -----------
   Total realized gain (loss)--net ..........................        (1,308,093)     (675,955)    30,808,069           (15)
                                                                    -----------    ----------    -----------   -----------
   Change in unrealized
     appreciation/depreciation on:
      Investments--net ......................................          (885,297)    1,271,236     10,112,316        97,507
      Foreign currency transactions--net ....................                --            --             --            --
      Financial futures contracts and swaps--net ............         1,020,336            --             --            --
      Options written--net ..................................                --            --             --            --
                                                                    -----------    ----------    -----------   -----------
   Total change in unrealized
     appreciation/depreciation--net .........................           135,039     1,271,236     10,112,316        97,507
                                                                    -----------    ----------    -----------   -----------
   Total realized and unrealized gain (loss)--net ...........        (1,173,054)      595,281     40,920,385        97,492
                                                                    -----------    ----------    -----------   -----------
   Net Increase in Net Assets Resulting from Operations .....       $ 6,857,014    $4,926,299    $43,994,533   $14,272,890
                                                                    ===========    ==========    ===========   ===========
   * Net of foreign withholding tax .........................                --            --             --            --
                                                                    ===========    ==========    ===========   ===========
  ** Interest from affiliates ...............................       $   339,721    $  167,058    $     1,057            --
                                                                    ===========    ==========    ===========   ===========
 *** Net of foreign capital gain tax ........................                --            --             --            --
                                                                    ===========    ==========    ===========   ===========
   + Net of foreign withholding tax .........................                --            --             --            --
                                                                    ===========    ==========    ===========   ===========
  ++ Net of $16,886 foreign capital gain credit .............
 +++ Includes a $45,137 payment from an affiliate
      related to a regulatory issue on an investment .........
++++ Net of $11,535 foreign capital gain credit .............

      See Notes to Financial Statements.


                                      86-87

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                              BlackRock                         BlackRock
                                                                      Balanced Capital Portfolio              Bond Portfolio
                                                                      -------------------------         --------------------------
                                                                          For the Year Ended                For the Year Ended
                                                                             December 31,                      December 31,
                                                                      -------------------------         --------------------------
  Increase (Decrease) in Net Assets:                                     2006            2005              2006             2005
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $  22,626,877    $  18,985,012    $   5,464,277    $   4,886,920
  Realized gain(loss)--net .....................................      34,695,375       22,991,764       (1,037,292)        (210,233)
  Change in unrealized appreciation/depreciation--net ..........      54,572,810       (5,088,131)         426,914       (2,008,026)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........     111,895,062       36,888,645        4,853,899        2,668,661
                                                                   -------------    -------------    -------------    -------------
  Dividends & Distributions to Shareholders:
  Investment income--net .......................................     (22,161,687)     (19,379,720)      (5,421,591)      (6,522,076)
  Realized gain--net ...........................................              --               --               --         (569,703)
  Tax return of capital ........................................              --               --          (19,907)              --
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................     (22,161,687)     (19,379,720)      (5,441,498)      (7,091,779)
                                                                   -------------    -------------    -------------    -------------
  Capital Share Transactions:
  Net decrease in net assets derived from capital share
    transactions ...............................................     (75,044,107)     (83,918,442)      (6,099,540)      (7,975,743)
                                                                   -------------    -------------    -------------    -------------
  Net Assets:
  Total increase (decrease) in net assets ......................      14,689,268      (66,409,517)      (6,687,139)     (12,398,861)
  Beginning of year ............................................     847,520,270      913,929,787      122,838,086      135,236,947
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 862,209,538    $ 847,520,270    $ 116,150,947    $ 122,838,086
                                                                   =============    =============    =============    =============
* Accumulated distributions in excess of
    investment income--net .....................................   $     (11,082)   $    (285,419)   $    (617,042)   $    (219,853)
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                                BlackRock                        BlackRock
                                                                       Fundamental Growth Portfolio      Global Allocation Portfolio
                                                                       ----------------------------      ---------------------------
                                                                            For the Year Ended              For the Year Ended
                                                                               December 31,                     December 31,
                                                                       ----------------------------      ---------------------------
  Increase (Decrease) in Net Assets:                                      2006             2005             2006             2005
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   2,188,701    $   2,365,904    $   6,999,530    $   5,796,757
  Realized gain--net ...........................................      22,716,380       18,997,116       25,621,979       19,839,095
  Change in unrealized appreciation/depreciation--net ..........     (13,431,142)        (961,810)      11,833,825          186,298
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      11,473,939       20,401,210       44,455,334       25,822,150
                                                                   -------------    -------------    -------------    -------------
  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (2,180,006)      (2,360,008)      (8,549,991)      (8,031,303)
  Realized gain--net ...........................................              --               --      (24,838,310)      (3,182,901)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................      (2,180,006)      (2,360,008)     (33,388,301)     (11,214,204)
                                                                   -------------    -------------    -------------    -------------
  Capital Share Transactions:
  Net increase (decrease) in net assets derived from capital
    share transactions .........................................     (37,612,349)     (51,002,839)      31,097,281        9,626,329
                                                                   -------------    -------------    -------------    -------------
  Net Assets:
  Total increase (decrease) in net assets ......................     (28,318,416)     (32,961,637)      42,164,314       24,234,275
  Beginning of year ............................................     257,059,429      290,021,066      263,056,969      238,822,694
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 228,741,013    $ 257,059,429    $ 305,221,283    $ 263,056,969
                                                                   =============    =============    =============    =============
* Accumulated distributions in excess of
    investment income--net .....................................              --    $     (12,839)   $    (720,823)   $  (1,379,122)
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Continued)
================================================================================

                                                                              BlackRock                        BlackRock
                                                                      Government Income Portfolio        High Income Portfolio
                                                                      ---------------------------        ---------------------
                                                                          For the Year Ended              For the Year Ended
                                                                             December 31,                    December 31,
                                                                      ---------------------------        ---------------------
  Increase (Decrease) in Net Assets:                                     2006             2005             2006         2005
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   8,030,068    $   6,670,657    $   4,331,018    $   5,641,678
  Realized loss--net ...........................................      (1,308,093)      (1,540,508)        (675,955)      (2,088,013)
  Change in unrealized appreciation/depreciation--net ..........         135,039          741,749        1,271,236       (2,270,891)
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........       6,857,014        5,871,898        4,926,299        1,282,774
                                                                   -------------    -------------    -------------    -------------
  Dividends to Shareholders:
  Investment income--net .......................................      (8,117,609)      (8,048,287)      (4,331,020)      (6,304,565)
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends
    to shareholders ............................................      (8,117,609)      (8,048,287)      (4,331,020)      (6,304,565)
                                                                   -------------    -------------    -------------    -------------
  Capital Share Transactions:
  Net increase (decrease) in net assets derived from capital
    share transactions .........................................     (13,073,293)       9,930,087         (735,314)     (21,434,116)
                                                                   -------------    -------------    -------------    -------------
  Net Assets:
  Total increase (decrease) in net assets ......................     (14,333,888)       7,753,698         (140,035)     (26,455,907)
  Beginning of year ............................................     182,899,673      175,145,975       58,147,353       84,603,260
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 168,565,785    $ 182,899,673    $  58,007,318    $  58,147,353
                                                                   =============    =============    =============    =============
* Accumulated distributions in excess of
    investment income--net .....................................   $    (578,640)   $    (525,150)   $    (101,958)   $     (93,804)
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                               BlackRock                       BlackRock
                                                                        Large Cap Core Portfolio         Money Market Portfolio
                                                                        ------------------------         ----------------------
                                                                           For the Year Ended              For the Year Ended
                                                                              December 31,                    December 31,
                                                                        ------------------------         ----------------------
  Increase (Decrease) in Net Assets:                                     2006             2005            2006            2005
------------------------------------------------------------------------------------------------------------------------------------
  Operations:
  Investment income--net .......................................   $   3,074,148    $   2,008,380    $  14,175,398    $   9,350,235
  Realized gain (loss)--net ....................................      30,808,069       30,400,552              (15)             (42)
  Change in unrealized appreciation/depreciation--net ..........      10,112,316        3,315,913           97,507           18,680
                                                                   -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations .........      43,994,533       35,724,845       14,272,890        9,368,873
                                                                   -------------    -------------    -------------    -------------
  Dividends & Distributions to Shareholders:
  Investment income--net .......................................      (3,003,378)      (2,005,006)     (14,175,383)      (9,350,193)
  Realized gain--net ...........................................     (24,996,213)            --               --               --
                                                                   -------------    -------------    -------------    -------------
  Net decrease in net assets resulting from dividends and
    distributions to shareholders ..............................     (27,999,591)      (2,005,006)     (14,175,383)      (9,350,193)
                                                                   -------------    -------------    -------------    -------------
  Capital Share Transactions:
  Net increase (decrease) in net assets derived from capital
    share transactions .........................................      (3,753,651)         677,452         (916,804)     (40,987,887)
                                                                   -------------    -------------    -------------    -------------
  Net Assets:
  Total increase (decrease) in net assets ......................      12,241,291       34,397,291         (819,297)     (40,969,207)
  Beginning of year ............................................     307,946,084      273,548,793      303,999,273      344,968,480
                                                                   -------------    -------------    -------------    -------------
  End of year* .................................................   $ 320,187,375    $ 307,946,084    $ 303,179,976    $ 303,999,273
                                                                   =============    =============    =============    =============
* Undistributed investment income--net .........................   $      74,144    $       3,374    $         139    $         124
                                                                   =============    =============    =============    =============

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights
================================================================================

                                                                                BlackRock Balanced Capital Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006            2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .................   $     14.24     $     13.95     $     13.13     $     11.07     $     13.14
                                                       -----------     -----------     -----------     -----------     -----------
Investment income--net* ............................           .40             .31             .27             .27             .35
Realized and unrealized gain (loss)--net ...........          1.61             .31             .86            2.09           (2.05)
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations ...................          2.01             .62            1.13            2.36           (1.70)
                                                       -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net .........          (.42)           (.33)           (.31)           (.30)           (.37)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......................   $     15.83     $     14.24     $     13.95     $     13.13     $     11.07
                                                       ===========     ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share .................         14.09%           4.45%           8.64%          21.29%         (12.89%)
                                                       ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ...........................................           .42%            .42%            .40%            .40%            .40%
                                                       ===========     ===========     ===========     ===========     ===========
Investment income--net .............................          2.69%           2.19%           2.00%           2.24%           2.81%
                                                       ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) .............   $   862,210     $   847,520     $   913,930     $   962,519     $   880,758
                                                       ===========     ===========     ===========     ===========     ===========
Portfolio turnover .................................        113.09%          90.20%          86.01%         104.78%          35.46%
                                                       ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                      BlackRock Bond Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ............       $     11.45      $     11.85      $     11.86      $     11.89   $     11.35
                                                      -----------      -----------      -----------      -----------   -----------
Investment income--net* .......................               .52              .44              .37              .43           .55
Realized and unrealized gain (loss)--net ......              (.05)            (.21)             .16              .14           .54
                                                      -----------      -----------      -----------      -----------   -----------
Total from investment operations ..............               .47              .23              .53              .57          1.09
                                                      -----------      -----------      -----------      -----------   -----------
Less Dividends & Distributions:
Investment income--net ........................              (.51)            (.58)            (.52)            (.45)         (.55)
Realized gain--net ............................                --             (.05)            (.02)            (.15)           --
Tax return of capital .........................                --**             --               --               --            --
                                                      -----------      -----------      -----------      -----------   -----------
Total dividends and distributions .............              (.51)            (.63)            (.54)            (.60)         (.55)
                                                      -----------      -----------      -----------      -----------   -----------
Net asset value, end of year ..................       $     11.41      $     11.45      $     11.85      $     11.86   $     11.89
                                                      ===========      ===========      ===========      ===========   ===========
Total Investment Return:+
Based on net asset value per share ............              4.37%            2.01%            4.48%            4.95%         9.95%
                                                      ===========      ===========      ===========      ===========   ===========
Ratios to Average Net Assets:
Expenses, net of waiver .......................               .50%             .49%             .46%             .46%          .43%
                                                      ===========      ===========      ===========      ===========   ===========
Expenses ......................................               .52%             .50%             .46%             .46%          .43%
                                                      ===========      ===========      ===========      ===========   ===========
Investment income--net ........................              4.65%            3.73%            3.12%            3.62%         4.73%
                                                      ===========      ===========      ===========      ===========   ===========
Supplemental Data:
Net assets, end of year (in thousands) ........       $   116,151      $   122,838      $   135,237      $   136,698   $   145,500
                                                      ===========      ===========      ===========      ===========   ===========
Portfolio turnover ............................            312.01%          235.77%          220.17%          272.48%       269.83%
                                                      ===========      ===========      ===========      ===========   ===========

 *    Based on average shares outstanding.
**    Amount is less than $(.01) per share.
 +    Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                               BlackRock Fundamental Growth Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .................   $     22.69     $     21.19     $     19.92     $     15.53     $     21.82
                                                       -----------     -----------     -----------     -----------     -----------
Investment income--net* ............................           .21             .19             .21             .08             .07
Realized and unrealized gain (loss)--net ...........           .88            1.52            1.29            4.39           (6.28)
                                                       -----------     -----------     -----------     -----------     -----------
Total from investment operations ...................          1.09            1.71            1.50            4.47           (6.21)
                                                       -----------     -----------     -----------     -----------     -----------
Less dividends from investment income--net .........          (.23)           (.21)           (.23)           (.08)           (.08)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of year .......................   $     23.55     $     22.69     $     21.19     $     19.92     $     15.53
                                                       ===========     ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share .................          4.78%           8.06%           7.51%          28.78%         (28.47%)
                                                       ===========     ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses ...........................................           .43%            .43%            .40%            .41%            .41%
                                                       ===========     ===========     ===========     ===========     ===========
Investment income--net .............................           .90%            .88%           1.06%            .45%            .38%
                                                       ===========     ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) .............   $   228,741     $   257,059     $   290,021     $   308,245     $   263,056
                                                       ===========     ===========     ===========     ===========     ===========
Portfolio turnover .................................         75.03%          78.85%          70.73%         103.59%          98.84%
                                                       ===========     ===========     ===========     ===========     ===========

*     Based on average shares outstanding.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                BlackRock Global Allocation Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.      2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...............   $     16.35       $     15.41     $     13.85     $     10.55     $     11.97
                                                     -----------       -----------     -----------     -----------     -----------
Investment income--net* ..........................           .43               .37             .32             .29             .34
Realized and unrealized gain (loss)--net .........          2.32              1.29            1.71            3.42           (1.30)
                                                     -----------       -----------     -----------     -----------     -----------
Total from investment operations .................          2.75              1.66            2.03            3.71            (.96)
                                                     -----------       -----------     -----------     -----------     -----------
Less Dividends & Distributions:
Investment income--net ...........................          (.53)             (.52)           (.47)           (.41)           (.46)
Realized gain--net ...............................         (1.54)             (.20)             --              --              --
                                                     -----------       -----------     -----------     -----------     -----------
Total dividends and distributions ................         (2.07)             (.72)           (.47)           (.41)           (.46)
                                                     -----------       -----------     -----------     -----------     -----------
Net asset value, end of year .....................   $     17.03       $     16.35     $     15.41     $     13.85     $     10.55
                                                     ===========       ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share ...............         16.89%++          10.84%          14.69%          35.24%          (8.01%)
                                                     ===========       ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver ..........................           .49%              .49%            .46%            .47%            .48%
                                                     ===========       ===========     ===========     ===========     ===========
Expenses .........................................           .50%              .51%            .46%            .47%            .48%
                                                     ===========       ===========     ===========     ===========     ===========
Investment income--net ...........................          2.47%             2.36%           2.18%           2.44%           2.99%
                                                     ===========       ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ...........   $   305,221       $   263,057     $   238,823     $   206,939     $   137,877
                                                     ===========       ===========     ===========     ===========     ===========
Portfolio turnover ...............................        102.05%            38.44%          43.60%          47.25%          53.57%
                                                     ===========       ===========     ===========     ===========     ===========

 *    Based on average shares outstanding.

 +    Total investment returns exclude insurance-related fees and expenses.

++ In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                BlackRock Government Income Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...............   $     11.27       $     11.41     $     11.36     $     11.67     $     11.12
                                                     -----------       -----------     -----------     -----------     -----------
Investment income--net* ..........................           .51               .44             .34             .39             .51
Realized and unrealized gain (loss)--net .........          (.06)             (.05)            .13            (.13)            .49
                                                     -----------       -----------     -----------     -----------     -----------
Total from investment operations .................           .45               .39             .47             .26            1.00
                                                     -----------       -----------     -----------     -----------     -----------
Less Dividends & Distributions:
Investment income--net ...........................          (.52)             (.53)           (.34)           (.39)           (.45)
Realized gain--net ...............................            --                --            (.08)           (.18)             --
                                                     -----------       -----------     -----------     -----------     -----------
Total dividends and distributions ................          (.52)             (.53)           (.42)           (.57)           (.45)
                                                     -----------       -----------     -----------     -----------     -----------
Net asset value, end of year .....................   $     11.20       $     11.27     $     11.41     $     11.36     $     11.67
                                                     ===========       ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share ...............          4.10%             3.44%           4.15%           2.26%           9.81%
                                                     ===========       ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, excluding interest expense .............           .44%              .44%            .43%            .43%            .42%
                                                     ===========       ===========     ===========     ===========     ===========
Expenses .........................................           .44%              .44%            .46%            .43%            .42%
                                                     ===========       ===========     ===========     ===========     ===========
Investment income--net ...........................          4.60%             3.85%           2.94%           3.36%           4.49%
                                                     ===========       ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ...........   $   168,566       $   182,900     $   175,146     $   203,495     $   239,808
                                                     ===========       ===========     ===========     ===========     ===========
Portfolio turnover ...............................        425.23%            78.68%         167.74%         236.86%         219.81%
                                                     ===========       ===========     ===========     ===========     ===========

*     Based on average shares outstanding.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                   BlackRock High Income Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...............   $      5.70       $      6.09     $      5.88     $      5.12     $      5.85
                                                     -----------       -----------     -----------     -----------     -----------
Investment income--net* ..........................           .43               .46             .45             .43             .50
Realized and unrealized gain (loss)--net .........           .06              (.34)            .22             .76            (.71)
                                                     -----------       -----------     -----------     -----------     -----------
Total from investment operations .................           .49               .12             .67            1.19            (.21)
                                                     -----------       -----------     -----------     -----------     -----------
Less dividends from investment income--net .......          (.43)             (.51)           (.46)           (.43)           (.52)
                                                     -----------       -----------     -----------     -----------     -----------
Net asset value, end of year .....................   $      5.76       $      5.70     $      6.09     $      5.88     $      5.12
                                                     ===========       ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share ...............          8.98%             2.14%          12.11%          24.40%++        (3.47%)
                                                     ===========       ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses, net of waiver ..........................           .50%              .50%            .48%            .44%            .47%
                                                     ===========       ===========     ===========     ===========     ===========
Expenses .........................................           .53%              .52%            .48%            .44%            .47%
                                                     ===========       ===========     ===========     ===========     ===========
Investment income--net ...........................          7.57%             7.78%           7.57%           7.68%           9.33%
                                                     ===========       ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ...........   $    58,007       $    58,147     $    84,603     $   105,206     $    86,188
                                                     ===========       ===========     ===========     ===========     ===========
Portfolio turnover ...............................         66.48%            32.53%          71.96%         148.84%          90.83%
                                                     ===========       ===========     ===========     ===========     ===========

 *    Based on average shares outstanding.
 +    Total investment returns exclude insurance-related fees and expenses.
++ Merrill Lynch Life Insurance Company (an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                 BlackRock Large Cap Core Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...............   $     23.96       $     21.25     $     18.31     $     13.88     $     17.25
                                                     -----------       -----------     -----------     -----------     -----------
Investment income--net* ..........................           .25               .16             .19             .08             .13
Realized and unrealized gain (loss)--net .........          3.36              2.71            2.95            4.43           (3.36)
                                                     -----------       -----------     -----------     -----------     -----------
Total from investment operations .................          3.61              2.87            3.14            4.51           (3.23)
                                                     -----------       -----------     -----------     -----------     -----------
Less Dividends & Distributions:
Investment income--net ...........................          (.26)             (.16)           (.20)           (.08)           (.14)
Realized gain--net ...............................         (2.13)               --              --              --              --
                                                     -----------       -----------     -----------     -----------     -----------
Total dividends and distributions ................         (2.39)             (.16)           (.20)           (.08)           (.14)
                                                     -----------       -----------     -----------     -----------     -----------
Net asset value, end of year .....................   $     25.18       $     23.96     $     21.25     $     18.31     $     13.88
                                                     ===========       ===========     ===========     ===========     ===========
Total Investment Return:+
Based on net asset value per share ...............         15.06%            13.49%          17.15%          32.52%         (18.74%)
                                                     ===========       ===========     ===========     ===========     ===========
Ratios to Average Net Assets:
Expenses .........................................           .43%              .43%            .41%            .41%            .43%
                                                     ===========       ===========     ===========     ===========     ===========
Investment income--net ...........................           .99%              .72%           1.00%            .53%            .80%
                                                     ===========       ===========     ===========     ===========     ===========
Supplemental Data:
Net assets, end of year (in thousands) ...........   $   320,187       $   307,946     $   273,549     $   256,925     $   206,360
                                                     ===========       ===========     ===========     ===========     ===========
Portfolio turnover ...............................         64.22%            80.25%         126.98%         127.19%         124.16%
                                                     ===========       ===========     ===========     ===========     ===========

*     Based on average shares outstanding.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                                  BlackRock Money Market Portfolio
                                                            ------------------------------------------------------------------------
                                                                                   For the Year Ended December 31,
                                                            ------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.       2006           2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...............   $      1.00       $      1.00     $      1.00     $      1.00     $     1.00
                                                     -----------       -----------     -----------     -----------     ----------
Investment income--net ...........................           .05               .03             .01             .01            .02
Realized and unrealized gain (loss)--net .........            --++              --++            --+++           --++           --++
                                                     -----------       -----------     -----------     -----------     ----------
Total from investment operations .................           .05               .03             .01             .01            .02
                                                     -----------       -----------     -----------     -----------     ----------
Less Dividends & Distributions:
Investment income--net ...........................          (.05)             (.03)           (.01)           (.01)          (.02)
Realized gain--net ...............................            --                --              --+++           --+++          --+++
                                                     -----------       -----------     -----------     -----------     ----------
Total dividends and distributions ................          (.05)             (.03)           (.01)           (.01)          (.02)
                                                     -----------       -----------     -----------     -----------     ----------
Net asset value, end of year .....................   $      1.00       $      1.00     $      1.00     $      1.00     $     1.00
                                                     ===========       ===========     ===========     ===========     ==========
Total Investment Return:+
Based on net asset value per share ...............          4.66%             2.84%           1.10%            .89%          1.68%
                                                     ===========       ===========     ===========     ===========     ==========
Ratios to Average Net Assets:
Expenses .........................................           .41%              .42%            .40%            .40%           .39%
                                                     ===========       ===========     ===========     ===========     ==========
Investment income and realized gain (loss)--net ..          4.62%             2.82%           1.07%            .89%          1.67%
                                                     ===========       ===========     ===========     ===========     ==========
Supplemental Data:
Net assets, end of year (in thousands) ...........   $   303,180       $   303,999     $   344,968     $   401,738     $  465,986
                                                     ===========       ===========     ===========     ===========     ==========

  +   Total investment returns exclude insurance-related fees and expenses.
 ++   Amount is less than $.01 per share.
+++   Amount is less than $(.01) per share.

      See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

On September 29, 2006, FAM Series Fund, Inc. was renamed BlackRock Series Fund, Inc. (the "Fund") and is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company, offering fourteen separate portfolios. This report relates to eight of the Fund's diversified Portfolios (referred to as the "Portfolios" or individually as a "Portfolio"). On September 29, 2006, Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury High Yield Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio were renamed BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Income Portfolio, BlackRock Government Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio, respectively. Each Portfolio is classified as diversified under the Investment Company Act of 1940, as amended. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the BlackRock Money Market Portfolio, investments maturing more than 60 days after the valuation date are valued at market value. When such securities are valued with 60 days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within 60 days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Large Cap Core Portfolio:

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and structured notes are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Equity securities held by each Portfolio that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract.

o Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Forward foreign exchange contracts--Certain Portfolios may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps--Certain Portfolios may enter into swap agreements, which are OTC contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolios may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(i) Short sales--When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

(j) Dividends and distributions--BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Bond Portfolio, BlackRock Government Income Portfolio and BlackRock High Income Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Portions of the dividends paid by BlackRock Bond Portfolio during the year ended December 31, 2006 were characterized as a tax return of capital.

(k) Securities lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(l) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(m) Mortgage dollar rolls--Certain Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(n) Bank overdraft--The BlackRock Fundamental Growth Portfolio, BlackRock Government Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio recorded a bank overdraft which resulted from management estimates of available cash. The BlackRock Bond Portfolio recorded a bank overdraft resulting from a timing difference of security transaction settlements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

(o) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Portfolio's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on each of the Portfolio's financial statements has not been determined.

(p) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

BlackRock Balanced Capital Portfolio

$190,853 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to swap agreements, amortization methods on fixed income securities, accounting for paydowns and foreign currency transactions. This reclassification has no effect on net assets or net asset value per share.

BlackRock Bond Portfolio

$439,875 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements and paydowns and amortization methods of fixed income securities. This reclassification has no effect on net assets or net asset value per share.

BlackRock Fundamental Growth Portfolio

$21,332 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $17,188 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income and foreign currency transactions. These reclassifications have no effect on net assets or net asset value per share.

BlackRock Global Allocation Portfolio

$2,208,760 has been reclassified between undistributed net realized capital gains and distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, amortization methods on fixed income securities and the characterization of expenses. This reclassification has no effect on net assets or net asset value per share.

BlackRock Government Income Portfolio

$34,051 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to accounting for paydowns and swap agreements. This reclassification has no effect on net assets or net asset value per share.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

BlackRock High Income Portfolio

$1,317,507 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $8,152 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund, on behalf of the Portfolios, approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI")(collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

For BlackRock Bond Portfolio, BlackRock Government Income Portfolio and BlackRock High Income Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Money Market Portfolio, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Balanced Capital Portfolio, the Manager has entered into sub-advisory agreements with BIM and BFM, under which the Manager pays each Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

For BlackRock Global Allocation Portfolio, the Manager has entered into sub-advisory agreements with BIM and BlackRock Asset Management U.K. Limited, an affiliate of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

The Manager, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. The waivers were as follows:

                                                            For the Year Ended
                                                            December 31, 2006
                                                            ------------------
                                                           Fees           Fees
                                                          Earned         Waived
--------------------------------------------------------------------------------
BlackRock Bond Portfolio .........................       $395,990       $ 19,887
BlackRock Global Allocation Portfolio ............       $957,318       $ 27,095
BlackRock High Income Portfolio ..................       $192,960       $ 16,864
--------------------------------------------------------------------------------

MLIM reimbursed the BlackRock Global Allocation Portfolio $45,137 related to a regulatory issue on an investment.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend each Portfolio's securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

As of December 31, 2006, the following Portfolios lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                              Amount of Loaned
                                                            Portfolio Securities
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio .......................     $4,432,710
BlackRock Large Cap Core Portfolio .........................     $2,992,006
--------------------------------------------------------------------------------

For the year ended December 31, 2006, BIM received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                              Securities Lending
                                                                  Agent Fees
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio .........................     $11,784
BlackRock Bond Portfolio .....................................     $ 2,118
BlackRock Fundamental Growth Portfolio .......................     $11,557
BlackRock Government Income Portfolio ........................     $   266
BlackRock Large Cap Core Portfolio ...........................     $ 8,555
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the year ended December 31, 2006 as follows:

--------------------------------------------------------------------------------
                                                                   Commissions
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio .........................       $62,670
BlackRock Bond Portfolio .....................................       $    20
BlackRock Fundamental Growth Portfolio .......................       $48,181
BlackRock Global Allocation Portfolio ........................       $21,917
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

In addition, for the year ended December 31, 2006, the Fund reimbursed the Manager and/or MLIM for certain accounting services as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                                    Reimbursement for Accounting Services
                                                                                 ------------------------------------------
                                                                                  For the Period            For the Period
                                                                                 Jan. 1, 2006 to          Sept. 30, 2006 to
                                                                                  Sept. 29, 2006            Dec. 31, 2006
                                                                                  Reimbursement             Reimbursement
                                                                                     to MLIM                to the Manager
--------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio ...........................................     $14,104                   $ 4,017
BlackRock Bond Portfolio .......................................................     $ 1,971                   $   555
BlackRock Fundamental Growth Portfolio .........................................     $ 4,151                   $ 1,128
BlackRock Global Allocation Portfolio ..........................................     $ 4,741                   $ 1,380
BlackRock Government Income Portfolio ..........................................     $ 3,010                   $   828
BlackRock High Income Portfolio ................................................     $   901                   $   261
BlackRock Large Cap Core Portfolio .............................................     $ 5,252                   $ 1,455
BlackRock Money Market Portfolio ...............................................     $ 5,159                   $ 1,476
--------------------------------------------------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments (including paydowns and payups), excluding short-term securities, for the year ended December 31, 2006 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                   BlackRock                  BlackRock     BlackRock      BlackRock      BlackRock      BlackRock
                                   Balanced     BlackRock    Fundamental      Global       Government        High        Large Cap
                                    Capital        Bond        Growth       Allocation       Income         Income         Core
                                   Portfolio     Portfolio    Portfolio      Portfolio      Portfolio      Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total Purchases................. $872,373,536  $384,661,573  $179,508,781   $264,211,040  $1,080,105,955  $35,562,961  $200,656,079
                                 ============  ============  ============   ============  ==============  ===========  ============
Total Sales..................... $945,088,186  $357,079,749  $212,774,247   $259,324,803  $  878,952,605  $35,917,631  $229,492,196
                                 ============  ============  ============   ============  ==============  ===========  ============
------------------------------------------------------------------------------------------------------------------------------------

Transactions in options written for the year ended December 31, 2006 for BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Government Income Portfolio were as follows:

                                                          BlackRock
                                                           Balanced                      BlackRock                BlackRock Global
                                                      Capital Portfolio                Bond Portfolio           Allocation Portfolio
                                                  ----------------------------------------------------------------------------------
                                                  Number of       Premiums         Number of     Premiums       Number of   Premiums
                                                  Contracts+      Received         Contracts+    Received       Contracts   Received
------------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of year ......................          37        $ 202,540                17    $  92,130           --           --
Options written .............................         280          307,099               113      122,949           15    $  15,312
Options expired .............................        (136)         (54,798)              (55)     (22,161)         (15)     (15,312)
Options closed ..............................        (173)        (272,241)              (72)    (120,318)          --           --
                                                     ----          -------          --------      -------          ---      -------
Outstanding put options written,
  at end of year ............................           8        $ 182,600                 3    $  72,600           --           --
                                                     ====          =======          ========      =======          ===      =======

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                              BlackRock                                              BlackRock
                                              Balanced                   BlackRock                  Fundamental
                                          Capital Portfolio            Bond Portfolio             Growth Portfolio
                                        ---------------------------------------------------------------------------------
                                        Number of   Premiums        Number of   Premiums        Number of    Premiums
                                       Contracts+   Received        Contracts+  Received        Contracts    Received
-------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of year ..........           27    $   27,000            12    $   12,000            --            --
Options written .................            8       182,600             3        72,600           476    $   98,926
Options expired .................           --            --            --            --          (476)      (98,926)
Options closed ..................          (27)      (27,000)          (12)      (12,000)           --            --
Options exercised ...............           --            --            --            --            --            --
                                           ---       -------           ---        ------           ---    ----------
Outstanding call options written,
   at end of year ...............            8    $  182,600             3    $   72,600            --            --
                                           ===       =======           ===        ======           ===    ==========

                                                                           BlackRock
                                             BlackRock Global              Government
                                           Allocation Portfolio         Income Portfolio
                                         ---------------------------------------------------
                                         Number of   Premiums      Number of      Premiums
                                         Contracts   Received      Contracts+     Received
--------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of year ..........          4,986    $1,206,521        11        $   16,800
Options written .................          4,635     1,413,193        --                --
Options expired .................           (513)     (131,233)       --                --
Options closed ..................           (892)     (295,619)      (11)          (16,800)
Options exercised ...............         (2,867)     (591,532)       --                --
                                          ------    ----------       ---           -------
Outstanding call options written,
   at end of year ...............          5,349    $1,601,330        --                --
                                          ======    ==========       ===           =======

+ Some contracts include a notional amount of $1,000,000

4. Capital Share Transactions:
Transactions in capital shares were as follows:
--------------------------------------------------------------------------------

                                        BlackRock Balanced                  BlackRock
                                         Capital Portfolio                Bond Portfolio
                                  ----------------------------------------------------------------
For the Year Ended                                    Dollar                          Dollar
December 31, 2006                       Shares        Amount            Shares        Amount
--------------------------------------------------------------------------------------------------
Shares sold ...................         86,393    $  1,306,943         584,035    $  6,615,292
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........      1,395,839      22,161,687         527,902       5,979,585
                                    ----------    ------------        --------    ------------
Total issued ..................      1,482,232      23,468,630       1,111,937      12,594,877
Shares redeemed ...............     (6,551,401)    (98,512,737)     (1,652,935)    (18,694,417)
                                    ----------    ------------        --------    ------------
Net increase (decrease) .......     (5,069,169)   $(75,044,107)       (540,998)   $ (6,099,540)
                                    ==========    ============        ========    ============

                                               BlackRock
                                              Fundamental                   BlackRock Global
                                            Growth Portfolio              Allocation Portfolio
                                         ---------------------------------------------------------
For the Year Ended                                      Dollar                         Dollar
December 31, 2006                         Shares        Amount           Shares        Amount
--------------------------------------------------------------------------------------------------
Shares sold ...................          193,448    $  4,470,776       1,356,561    $ 23,688,388
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........           92,216       2,180,006       1,955,643      33,388,301
                                      ----------    ------------       ---------    ------------
Total issued ..................          285,664       6,650,782       3,312,204      57,076,689
Shares redeemed ...............       (1,903,876)    (44,263,131)     (1,478,514)    (25,979,408)
                                      ----------    ------------       ---------    ------------
Net increase (decrease) .......       (1,618,212)   $(37,612,349)      1,833,690    $ 31,097,281
                                      ==========    ============       =========    ============

                                             BlackRock
                                             Government                   BlackRock
                                         Income Portfolio           High Income Portfolio
                                      ------------------------------------------------------------
For the Year Ended                                    Dollar                          Dollar
December 31, 2006                      Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------
Shares sold ...................        351,843    $  3,901,765       1,261,441    $  7,211,153
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........        712,110       7,927,291         765,817       4,374,876
                                    ----------    ------------     -----------    ------------
Total issued ..................      1,063,953      11,829,056       2,027,258      11,586,029
Shares redeemed ...............     (2,240,090)    (24,902,349)     (2,157,415)    (12,321,343)
                                    ----------    ------------     -----------    ------------
Net decrease ..................     (1,176,137)   $(13,073,293)       (130,157)   $   (735,314)
                                    ==========    ============     ===========    ============

                                                BlackRock                       BlackRock
                                          Large Cap Core Portfolio        Money Market Portfolio
                                    -------------------------------------------------------------
For the Year Ended                                     Dollar                          Dollar
December 31, 2006                        Shares        Amount           Shares         Amount
-------------------------------------------------------------------------------------------------
Shares sold ...................          389,378    $  9,681,298      81,789,943    $ 81,789,943
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........        1,106,116      27,999,591      14,135,886      14,135,886
                                      ----------    ------------     -----------    ------------
Total issued ..................        1,495,494      37,680,889      95,925,829      95,925,829
Shares redeemed ...............       (1,632,817)    (41,434,540)    (96,842,633)    (96,842,633)
                                      ----------    ------------     -----------    ------------
Net decrease ..................         (137,323)   $ (3,753,651)       (916,804)   $   (916,804)
                                      ==========    ============     ===========    ============


                                         BlackRock Balanced                     BlackRock
                                         Capital Portfolio                   Bond Portfolio
                                    ------------------------------------------------------------------
For the Year Ended                                     Dollar                            Dollar
December 31, 2005                       Shares         Amount             Shares         Amount
------------------------------------------------------------------------------------------------------
Shares sold ...................         243,669    $   3,409,013          662,541    $   7,701,684
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........       1,357,772       19,379,720          526,099        6,129,976
                                     ----------    -------------       ----------    -------------
Total issued ..................       1,601,441       22,788,733        1,188,640       13,831,660
Shares redeemed ...............      (7,598,286)    (106,707,175)      (1,878,143)     (21,807,403)
                                     ----------    -------------       ----------    -------------
Net increase (decrease) .......      (5,996,845)   $ (83,918,442)        (689,503)   $  (7,975,743)
                                     ==========    =============       ==========    =============

                                                BlackRock
                                               Fundamental                    BlackRock Global
                                             Growth Portfolio               Allocation Portfolio
                                    ------------------------------------------------------------------
For the Year Ended                                        Dollar                            Dollar
December 31, 2005                          Shares         Amount            Shares          Amount
------------------------------------------------------------------------------------------------------
Shares sold ...................            184,695    $   3,942,705        1,475,277    $  23,294,847
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........            103,555        2,360,008          689,171       11,214,204
                                        ----------    -------------       ----------    -------------
Total issued ..................            288,250        6,302,713        2,164,448       34,509,051
Shares redeemed ...............         (2,645,455)     (57,305,552)      (1,578,777)     (24,882,722)
                                        ----------    -------------       ----------    -------------
Net increase (decrease) .......         (2,357,205)   $ (51,002,839)         585,671    $   9,626,329
                                        ==========    =============       ==========    =============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                            BlackRock
                                            Government                       BlackRock
                                         Income Portfolio              High Income Portfolio
                                     --------------------------------------------------------------
For the Year Ended                                   Dollar                           Dollar
December 31, 2005                      Shares        Amount            Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold ...................      2,422,208    $ 27,318,897       1,541,719    $  9,061,247
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........        667,357       7,558,598       1,016,522       5,912,080
                                    ----------    ------------      ----------    ------------
Total issued ..................      3,089,565      34,877,495       2,558,241      14,973,327
Shares redeemed ...............     (2,203,075)    (24,947,408)     (6,268,266)    (36,407,443)
                                    ----------    ------------      ----------    ------------
Net increase (decrease) .......        886,490    $  9,930,087      (3,710,025)   $(21,434,116)
                                    ==========    ============      ==========    ============

                                            BlackRock                        BlackRock
                                      Large Cap Core Portfolio        Money Market Portfolio
                                    ------------------------------------------------------------
For the Year Ended                                    Dollar                          Dollar
December 31, 2005                       Shares        Amount           Shares         Amount
------------------------------------------------------------------------------------------------
Shares sold ...................       1,494,151    $ 34,301,549      73,232,176    $ 73,232,176
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ..........          83,264       2,005,006       9,351,588       9,351,588
                                     ----------    ------------     -----------    ------------
Total issued ..................       1,577,415      36,306,555      82,583,764      82,583,764
Shares redeemed ...............      (1,598,592)    (35,629,103)   (123,571,651)   (123,571,651)
                                     ----------    ------------     -----------    ------------
Net increase (decrease) .......         (21,177)   $    677,452     (40,987,887)   $(40,987,887)
                                     ==========    ============     ===========    ============

5. Short-Term Borrowings:

The Fund (excluding the BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2006.

6. Commitments:

At December 31, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $139,000 and $64,000, respectively, for BlackRock Global Allocation Portfolio.

7. Distributions to Shareholders:

BlackRock Balanced Capital Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                   12/31/2006        12/31/2005
                                                   ----------        ----------
Distributions paid from:
  Ordinary income ........................        $22,161,687        $19,379,720
                                                  -----------        -----------
Total taxable distributions ..............        $22,161,687        $19,379,720
                                                  ===========        ===========

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net .....................       $     243,421
Undistributed long-term capital gains - net .............                  --
                                                                -------------
Total undistributed earnings - net ......................             243,421
Capital loss carryforward ...............................         (63,879,239)*
Unrealized gains - net ..................................         113,735,772**
                                                                -------------
Total accumulated earnings - net ........................       $  50,099,954
                                                                =============

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $63,879,239, of which $40,546,648 expires in 2010 and $23,332,591 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

BlackRock Bond Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                    12/31/2006        12/31/2005
                                                    ----------        ----------
Distributions paid from:
  Ordinary income ..........................        $5,421,591        $6,522,076
  Net long-term capital gains ..............                --           569,703
  Tax return of capital ....................            19,907                --
                                                    ----------        ----------
Total taxable distributions ................        $5,441,498        $7,091,779
                                                    ==========        ==========

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income - net ......................        $        --
Undistributed long-term capital gains - net ..............                 --
                                                                  -----------
Total undistributed earnings - net .......................                 --
Capital loss carryforward ................................           (878,729)*
Unrealized losses - net ..................................           (717,193)**
                                                                  -----------
Total accumulated losses - net ...........................        $(1,595,922)
                                                                  ===========

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $878,729, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

BlackRock Fundamental Growth Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                   12/31/2006         12/31/2005
                                                   ----------         ----------
Distributions paid from:
  Ordinary income ........................         $2,180,006         $2,360,008
                                                   ----------         ----------
Total taxable distributions ..............         $2,180,006         $2,360,008
                                                   ==========         ==========

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net ...      $          --
  Undistributed long-term capital
    gains - net .........................                 --
                                               -------------
  Total undistributed earnings - net ....                 --
  Capital loss carryforward .............       (117,576,625)*
  Unrealized gains - net ................         23,355,318**
                                               -------------
  Total accumulated losses - net ........      $ (94,221,307)
                                               =============

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $117,576,625, of which $12,166,875 expires in 2009, $69,532,581 expires in
      2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

BlackRock Global Allocation Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                    12/31/2006        12/31/2005
                                                    ----------        ----------
Distributions paid from:
  Ordinary income ..........................       $12,503,114       $ 8,031,303
  Net long-term capital gains ..............        20,885,187         3,182,901
                                                   -----------       -----------
Total taxable distributions ................       $33,388,301       $11,214,204
                                                   ===========       ===========

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

  Undistributed ordinary income - net ...........  $ 1,562,988
  Undistributed long-term capital
    gains - net ...                                    928,857
                                                   -----------
  Total undistributed earnings - net ............    2,491,845
  Capital loss carryforward .....................           --
  Unrealized gains - net ........................   49,259,334*
                                                   -----------
  Total accumulated earnings - net ..............  $51,751,179
                                                   ===========

--------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

BlackRock Government Income Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                    12/31/2006        12/31/2005
                                                    ----------        ----------
Distributions paid from:
  Ordinary income ........................         $8,117,609         $8,048,287
                                                   ----------         ----------
Total taxable distributions ..............         $8,117,609         $8,048,287
                                                   ==========         ==========

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net .......     $        --
  Undistributed long-term capital
    gains - net ...                                        --
                                                  -----------
  Total undistributed earnings - net ........              --
  Capital loss carryforward .................      (1,143,029)*
  Unrealized losses - net ...................        (290,827)**
                                                  -----------
  Total accumulated losses - net ............     $(1,433,856)
                                                  ===========

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $1,143,029, of which $669,098 expires in 2013 and $473,931 expires in
      2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

BlackRock High Income Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                   12/31/2006        12/31/2005
                                                   ----------        ----------
Distributions paid from:
  Ordinary income ........................         $4,331,020         $6,304,565
Total taxable distributions ..............         $4,331,020         $6,304,565

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net .......    $         --
  Undistributed long-term capital
   gains - net                                             --
                                                 ------------
  Total undistributed earnings - net ........              --
  Capital loss carryforward .................     (38,646,092)*
  Unrealized gains - net ....................         379,222**
                                                 ------------
  Total accumulated losses - net ............    $(38,266,870)
                                                 ============

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $38,646,092, of which $1,824,536 expires in 2007, $6,196,936 expires in
      2008, $8,474,548 expires in 2009, $10,420,967 expires in 2010, $9,089,143 expires in 2011, $1,975,092 expires in 2013 and $664,870 expires in 2014.
      This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

BlackRock Large Cap Core Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                    12/31/2006        12/31/2005
                                                    ----------        ----------
Distributions paid from:
  Ordinary income ..........................       $ 3,353,061       $ 2,005,006
  Net long-term capital gains ..............        24,646,530                --
                                                   -----------       -----------
Total taxable distributions ................       $27,999,591       $ 2,005,006
                                                   ===========       ===========

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

  Undistributed ordinary income - net ...........  $   984,824
  Undistributed long-term capital gains - net ...    6,036,157
                                                   -----------
  Total undistributed earnings - net ............    7,020,981
  Capital loss carryforward .....................           --
  Unrealized gains - net ........................   54,038,902*
                                                   -----------
  Total accumulated earnings - net ..............  $61,059,883
                                                   ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

BlackRock Money Market Portfolio

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                   12/31/2006        12/31/2005
                                                   ----------        ----------
Distributions paid from:
  Ordinary income ........................        $14,175,383        $ 9,350,193
                                                  -----------        -----------
Total taxable distributions ..............        $14,175,383        $ 9,350,193
                                                  ===========        ===========

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

  Undistributed ordinary income - net ...........    $    139
  Undistributed long-term capital gains - net ...          --
                                                     --------
  Total undistributed earnings - net ............         139
  Capital loss carryforward .....................        (139)*
  Unrealized losses - net .......................     (67,383)**
                                                     --------
  Total accumulated losses - net ................    $(67,383)
                                                     ========

--------------------------------------------------------------------------------
 * On December 31, 2006, the Portfolio had a net capital loss carryforward of $139, of which $49 expires in 2012, $44 expires in 2013 and $46 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** There were no significant differences between book and tax basis net unrealized losses.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Report of Independent Registered Public Accounting Firm
================================================================================

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the BlackRock Balanced Capital Portfolio, BlackRock Bond Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio and BlackRock Money Market Portfolio (formerly Mercury Balanced Capital Strategy Portfolio, Mercury Core Bond Strategy Portfolio, Mercury Fundamental Growth Strategy Portfolio, Mercury Global Allocation Strategy Portfolio, Mercury Intermediate Government Bond Portfolio, Mercury High Yield Portfolio, Mercury Large Cap Core Strategy Portfolio and Mercury Money Reserve Portfolio, respectively), eight of the portfolios constituting the BlackRock Series Fund, Inc. (the "Fund") (formerly FAM Series Fund, Inc.), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eight portfolios constituting the BlackRock Series Fund, Inc. as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 27, 2007

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Proxy Results
================================================================================

During the six-month period ended December 31, 2006, BlackRock Series Fund, Inc.'s shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted for each Portfolio are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted       Shares Voted       Shares Voted
BlackRock Balanced Capital Portfolio                                        For              Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................     52,887,650         1,751,746         1,854,498
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................     52,540,513         1,927,788         2,025,593
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Bond Portfolio                                                     For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................      9,796,346           372,229           309,830
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................      9,765,961           387,387           325,059
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Fundamental Growth Portfolio                                       For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................      9,932,187           329,386           370,447
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................      9,964,344           340,772           326,904
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Global Allocation Portfolio                                        For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................     15,375,901           246,309           586,298
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................     15,367,630           246,049           594,829
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Government Income Portfolio                                        For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................     14,701,804           488,889           633,217
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................     14,706,676           510,467           606,767
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Proxy Results (concluded)
================================================================================

                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock High Income Portfolio                                              For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................      9,409,260           159,043           497,428
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................      9,470,864           156,110           438,757
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Large Cap Core Portfolio                                           For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................     11,409,521           474,146           482,554
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................     11,508,194           413,623           444,403
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Voted       Shares Voted
BlackRock Money Market Portfolio                                             For             Against            Abstain
--------------------------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.............................................    287,673,125         9,181,866        11,658,359
--------------------------------------------------------------------------------------------------------------------------
To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.............................................    281,964,167        12,139,042        14,410,141
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement
================================================================================

                           BLACKROCK SERIES FUND, INC.
                      BlackRock Balanced Capital Portfolio
                            BlackRock Bond Portfolio
                     BlackRock Fundamental Growth Portfolio
                      BlackRock Global Allocation Portfolio
                         BlackRock High Income Portfolio
                      BlackRock Government Income Portfolio
                       BlackRock Large Cap Core Portfolio
                        BlackRock Money Market Portfolio

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Portfolios and is the discussion referred to in "New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board" and "Approvals to Correct Fee Schedules" below. The term "Investment Adviser as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund, on behalf of the Portfolios, and BlackRock Advisors, Inc. ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Portfolios. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

      o that there is not expected to be any diminution in the nature, quality and extent of services provided to any Portfolio and its shareholders by BlackRock Advisors, including compliance services;

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
================================================================================

      o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

      o that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

      o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

      o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

      o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Portfolio shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

      o the potential benefits to Portfolio shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

      o the potential for expanding distribution of Portfolio shares through improved access to third party distribution;

      o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

      o     the compliance policies and procedures of BlackRock Advisors;

      o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

      o that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for each Portfolio (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

      o that Merrill Lynch agreed to pay all expenses of each Portfolio in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
================================================================================

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. For each Portfolio, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the portfolio management team for the Portfolio on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, allocation of any brokerage fees, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Portfolio.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors' determinations were made separately in respect of each Portfolio. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to each Portfolio's shareholders.

Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and the Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
================================================================================

and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of each Portfolio. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of certain Portfolios after the closing of the Transaction.

The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, each Portfolio will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. For each of the Mercury Fundamental Growth Strategy, Mercury Global Allocation Strategy and Mercury Large Cap Core Strategy Portfolios, the Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Portfolio. The Board concluded that the each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with each Portfolio.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
================================================================================

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with each Portfolio. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in a Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale. The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Portfolio appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, no Portfolio's total advisory fees would be higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using portfolio transaction brokerage commissions. The directors also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for each Portfolio following the Transaction. The directors noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance. The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of any Portfolio.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Continued)
================================================================================

Conclusion. After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement on behalf of each Portfolio, concluding that the Portfolio's advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreements -- Matters Considered by the Board

At an in-person meeting held on August 16-17, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreements between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and the following affiliates (the "Sub-Advisers") (the "BlackRock Sub-Advisory Agreements"):

      o BlackRock Investment Management, LLC ("BIM"), with respect to each of Fundamental Growth Portfolio, Large Cap Portfolio and a portion of Balanced Capital Portfolio and Global Allocation Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIM receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from each of Fundamental Growth Portfolio, Global Small Cap Portfolio and Large Cap Portfolio and 37% of the advisory fee received by BlackRock Advisors from each of Balanced Capital Portfolio and Global Allocation Portfolio.

      o BlackRock Financial Management, Inc. ("BFM"), with respect to each of Government Income Portfolio and High Income Portfolio and a portion of Balanced Capital Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BFM receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from each of Intermediate Government Portfolio and High Income Portfolio and 37% of the advisory fee received by BlackRock Advisors from Balanced Capital Portfolio.

      o BlackRock Asset Management U.K. Limited ("BAM UK"), with respect to Global Allocation Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BAM UK receives a monthly fee from BlackRock Advisors at an annual rate equal to 37% of the advisory fee received by BlackRock Advisors from Global Allocation Portfolio.

      o BlackRock Institutional Management Corporation ("BIMC"), with respect to Money Market Portfolio. Pursuant to the pertinent BlackRock Sub-Advisory Agreement, BIMC receives a monthly fee from BlackRock Advisors at an annual rate equal to 59% of the advisory fee received by BlackRock Advisors from Money Market Portfolio.

The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors became effective.

BlackRock Advisors pays the Sub-Advisers out of its own resources, and there is no increase in the expenses of any Portfolio as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August 2006 in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rates provided for in the BlackRock Sub-Advisory Agreements, the Board noted the fact that both BlackRock Advisors and each Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of each Portfolio and for oversight of each Portfolio's operations and administration. Under the BlackRock Sub-Advisory Agreements, each Sub-Adviser provides advisory services to each pertinent Portfolio and is responsible for the day-to-day management of the Portfolio's

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement (Concluded)
================================================================================

portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by any Portfolio as a result of the BlackRock Sub-Advisory Agreements. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the pertinent Sub-Adviser to receive the portion of the advisory fee paid by each Portfolio to BlackRock Advisors, as noted above.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of each pertinent Portfolio's shareholders.

Approvals to Correct Fee Schedules

As discussed above, at a meeting on May 8, 2006, the Board, including the independent directors, approved the New Investment Advisory Agreement between the Fund, on behalf of the Portfolios, and BlackRock Advisors. The New Investment Advisory Agreement as approved by the Board contained an advisory fee schedule for each Portfolio that was the same as the fee schedule set forth in the investment advisory agreement in effect for the Portfolio at that time (the "Current Investment Advisory Agreement"). At a shareholder meeting on August 15, 2006, the shareholders of each Portfolio approved a new investment advisory agreement between BlackRock Advisors and the Fund, on behalf of the Portfolios, but in a form that contained incorrect advisory fee schedules for the Portfolios. The proxy statement sent to Portfolio shareholders in connection with the shareholder meeting (the "Proxy Statement") stated in several places that the advisory fees payable by each Portfolio under the New Investment Advisory Agreement would be the same as the fees payable under the Current Investment Advisory Agreement. However, subsequent to the shareholder meeting, it was discovered that the advisory fee schedules for the Portfolios were incorrectly presented in an appendix in the Proxy Statement. The advisory fee schedules for Global Allocation Portfolio and Fundamental Growth Portfolio were stated at higher levels than the fee schedules then in effect and did not indicate the breakpoint schedules that would provide for a lower advisory fee at higher asset levels. The advisory fee schedules for Balanced Capital Portfolio, Large Cap Core Portfolio, Core Bond Portfolio, High Yield Portfolio, Intermediate Government Portfolio and Money Reserve Portfolio presented the correct advisory fee breakpoints but did not state the correct means of applying the breakpoints.

At a September 22, 2006 meeting, the Board considered ratification and approval of investment advisory agreements between BlackRock Advisors and the Fund, on behalf of the Portfolios, in the form approved by shareholders with the higher, incorrect advisory fee schedules. The Board also considered approval of amendments to such investment advisory agreements decreasing the advisory fees to the lower, correct advisory fee schedules (including the calculation of the fee based on a uniform percentage, as discussed at the September 22, 2006 meeting) previously approved by the Board at the May 2006 meeting. After discussion, the Directors, and separately the non-interested directors present, in person, at the meeting, (a) ratified and approved an investment advisory agreement between BlackRock Advisors and the Fund, on behalf of each Portfolio, with the higher fee schedule that was approved by shareholders and (b) approved an amendment to each such investment advisory agreement to reduce the advisory fee schedule to the lower, correct advisory fee schedule previously approved by the Board at the May 2006 meeting.

The Board also discussed the BlackRock Sub-Advisory Agreements between BlackRock Advisors and BIM (with respect to Fundamental Growth Portfolio, Large Cap Portfolio, Balanced Capital Portfolio and Global Allocation Portfolio), BFM (with respect to Government Income Portfolio, High Income Portfolio and Balanced Capital Portfolio), BAM UK (with respect to Global Allocation Portfolio) and BIMC (with respect to Money Market Portfolio). The Board reviewed and reaffirmed their considerations in connection with their approval of the BlackRock Sub-Advisory Agreements at the August 16-17, 2006 meeting. The Directors, and separately the non-interested directors present, in person, at the meeting, then ratified and approved each BlackRock Sub-Advisory Agreement as previously approved at the August 16-17, 2006 meeting.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Officers and Directors
================================================================================
Interested Director
--------------------------------------------------------------------------------

                                                                                                    Number of
                                                                                                    Funds and
                                                                                                  Portfolios in
                                                                                                   Fund Complex     Other Public
Name, Address & Age           Position(s) Held   Length of Time      Principal Occupation(s)         Overseen     Directorships Held
of Director                      with Fund          Served*           During Past 5 Years           by Director      by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*          President and     2005 to present  Vice Chairman and Director of         122 Funds           None
P.O. Box 9011                 Director                           BlackRock, Inc., Global Chief      168 Portfolios
Princeton, NJ 08543-9011                                         Investment Officer for Equities,
Age: 52                                                          Chairman of the BlackRock Retail
                                                                 Operating Committee, and member
                                                                 of the BlackRock Executive
                                                                 Committee since 2006; President
                                                                 of the funds advised by Merrill
                                                                 Lynch Investment Managers, L.P.
                                                                 ("MLIM") and its affiliates
                                                                 ("MLIM/FAM-advised funds") from
                                                                 2005 to 2006 and Chief
                                                                 Investment Officer thereof from
                                                                 2001 to 2006; President of MLIM
                                                                 and Fund Asset Management, L.P.
                                                                 ("FAM") from 2001 to 2006;
                                                                 Co-Head (Americas Region)
                                                                 thereof from 2000 to 2001 and
                                                                 Senior Vice President from 1999
                                                                 to 2001; President and Director
                                                                 of Princeton Services, Inc.
                                                                 ("Princeton Services") and
                                                                 President of Princeton
                                                                 Administrators, L.P. ("Princeton
                                                                 Administrators") from 2001 to
                                                                 2006; Chief Investment Officer
                                                                 of OppenheimerFunds, Inc. in
                                                                 1999 and Executive Vice
                                                                 President thereof from 1991 to
                                                                 1999.

--------------------------------------------------------------------------------
* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
--------------------------------------------------------------------------------

Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other Public
Name, Address & Age           Position(s) Held  Length of Time       Principal Occupation(s)          Overseen    Directorships Held
of Director                      with Fund          Served*            During Past 5 Years           by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton              Director          2002 to present General Partner of The Burton       21 Funds    Knology, Inc.
P.O. Box 9095                                                   Partnership, Limited Partnership 38 Portfolios (telecommunications);
Princeton, NJ 08543-9095                                        (an investment partnership)                     Symbion, Inc.
Age: 62                                                         since 1979; Managing General                    (healthcare); and
                                                                Partner of The South Atlantic                   Capital Southwest
                                                                Venture Funds since 1983; Member                (financial)
                                                                of the Investment Advisory
                                                                Council of the Florida State
                                                                Board of Administration since
                                                                2001.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Independent Directors (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other Public
Name, Address & Age           Position(s) Held  Length of Time       Principal Occupation(s)          Overseen    Directorships Held
of Director                      with Fund          Served*            During Past 5 Years           by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien          Director          2005 to present  President and Chief Executive        21 Funds     Cabot Corporation
P.O. Box 9095 Princeton,                                         Officer of Allmerica Financial     38 Portfolios  (chemicals); LKQ
NJ 08543-9095                                                    Corporation (financial services                   Corporation (auto
Age: 63                                                          holding company) from 1995 to                     parts
                                                                 2002 and Director from 1995 to                    manufacturing);
                                                                 2003; President of Allmerica                      and TJX
                                                                 Investment Management Co., Inc.                   Companies, Inc.
                                                                 (investment adviser) from 1989                    (retailer)
                                                                 to 2002, Director from 1989 to
                                                                 2002 and Chairman of the Board
                                                                 from 1989 to 1990; President,
                                                                 Chief Executive Officer and
                                                                 Director of First Allmerica
                                                                 Financial Life Insurance Company
                                                                 from 1989 to 2002 and Director
                                                                 of various other Allmerica
                                                                 Financial companies until 2002;
                                                                 Director from 1989 to 2006,
                                                                 Member of the Governance
                                                                 Nominating Committee from 2004
                                                                 to 2006, Member of the
                                                                 Compensation Committee from 1989
                                                                 to 2006 and Member of the Audit
                                                                 Committee from 1990 to 2004 of
                                                                 ABIOMED; Director, Member of the
                                                                 Governance and Nomination
                                                                 Committee and Member of the
                                                                 Audit Committee of Cabot
                                                                 Corporation since 1990; Director
                                                                 and Member of the Audit
                                                                 Committee and Compensation
                                                                 Committee of LKQ Corporation
                                                                 since 2003; Lead Director of TJX
                                                                 Companies, Inc. since 1996;
                                                                 Trustee of the Woods Hole
                                                                 Oceanographic Institute since
                                                                 2003; Director, Ameresco, Inc.
                                                                 since 2006; Director, Boston
                                                                 Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh                Director          2003 to present Director, Ruckleshaus Institute      21 Funds          None
P.O. Box 9095                                                   and Haub School of Natural         38 Portfolios
Princeton, NJ 08543-9095                                        Resources at the University of
Age: 65                                                         Wyoming since 2006; Consultant
                                                                with Putnam Investments from
                                                                1993 to 2003, and employed in
                                                                various capacities therewith
                                                                from 1973 to 1992; Director,
                                                                Massachusetts Audubon Society
                                                                from 1990 to 1997; Director, The
                                                                National Audubon Society from
                                                                1998 to 2005; Director, The
                                                                American Museum of Fly Fishing
                                                                since 1997.
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Independent Directors (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of
                                                                                                     Funds and
                                                                                                   Portfolios in
                                                                                                   Fund Complex       Other Public
Name, Address & Age           Position(s) Held  Length of Time       Principal Occupation(s)          Overseen    Directorships Held
of Director                      with Fund          Served*            During Past 5 Years           by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss**               Director          1999 to present  Managing Director of FGW             21 Funds     Watson
P.O. Box 9095                                                    Associates since 1997; Vice        38 Portfolios  Pharmaceuticals,
Princeton, NJ 08543-9095                                         President, Planning, Investment                   Inc.
Age: 63                                                          and Development of Warner                         (pharmaceutical
                                                                 Lambert Co. from 1979 to 1997;                    company)
                                                                 Director of the Michael J. Fox
                                                                 Foundation for Parkinson's
                                                                 Research since 2000; Director of
                                                                 BTG International Plc (a global
                                                                 technology commercialization
                                                                 company) since 2001.
------------------------------------------------------------------------------------------------------------------------------------

 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
**    Chairman of the Board of Directors and the Audit Committee.

Fund Officers
--------------------------------------------------------------------------------

                             Position(s) Held      Length of
Name, Address & Age             with Fund         Time Served*        Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------------
Donald C. Burke               Vice President    1993 to present and      Managing Director of BlackRock,
P.O. Box 9011                 and Treasurer       1999 to present        Inc. since 2006; Managing
Princeton, NJ 08543-9011                                                 Director of Merrill Lynch
Age: 46                                                                  Investment Managers, L.P.
                                                                         ("MLIM") and Fund Asset
                                                                         Management, L.P. ("FAM")in 2006;
                                                                         First Vice President of MLIM and
                                                                         FAM from 1997 to 2005 and
                                                                         Treasurer thereof from 1999 to
                                                                         2006; Vice President of MLIM and
                                                                         FAM from 1990 to 1997.
-----------------------------------------------------------------------------------------------------------------
Thomas E. Burke               Vice President    2006 to present          Director of BlackRock, Inc.
P.O. Box 9011 Princeton, NJ                                              since 2006; Director of MLIM
08543-9011                                                               from 1998 to 2006.
Age 48
-----------------------------------------------------------------------------------------------------------------
Dan Chamby                    Vice President    2006 to present          Director of BlackRock, Inc.
P.O. Box 9011                                                            since 2006; Director of MLIM
Princeton, NJ 08543-9011                                                 from 2000 to 2006; Vice
Age 46                                                                   President of MLIM from 1993 to
                                                                         2000.
-----------------------------------------------------------------------------------------------------------------
Debra L. Jelilian             Vice President    2004 to present          Director of BlackRock since
P.O. Box 9011                                                            2006; Director of MLIM from 1999
Princeton, NJ 08543-9011                                                 to 2006.
Age 39
-----------------------------------------------------------------------------------------------------------------
Kurt Schansinger              Vice President    2001 to present          Managing Director of BlackRock
P.O. Box 9011                                                            since 2006; Managing Director
Princeton, NJ 08543-9011                                                 (Equities) of MLIM from 2000 to
Age: 46                                                                  2006; Director of MLIM from 1997
                                                                         to 2000.
-----------------------------------------------------------------------------------------------------------------
Dennis W. Stattman            Vice President    2001 to present          Managing Director of BlackRock
P.O. Box 9011                                                            since 2006; Managing Director
Princeton, NJ 08543-9011                                                 (Equities) of MLIM from 2000 to
Age: 55                                                                  2006; Director of MLIM from 1997
                                                                         to 2000.
-----------------------------------------------------------------------------------------------------------------
Jeffrey Hiller                Fund Chief        2004 to present          Managing Director of BlackRock,
P.O. Box 9011                 Compliance Officer                         Inc. and Fund Chief Compliance
Princeton, NJ 08543-9011                                                 Officer since 2006; Chief
Age: 55                                                                  Compliance Officer of the
                                                                         MLIM/FAM-advised funds and First
                                                                         Vice President and Chief
                                                                         Compliance Officer of MLIM
                                                                         (Americas Region) from 2004 to
                                                                         2006; Chief Compliance Officer
                                                                         of the IQ Funds since 2004;
                                                                         Global Director of Compliance at
                                                                         Morgan Stanley Investment
                                                                         Management from 2002 to 2004;
                                                                         Managing Director and Global
                                                                         Director of Compliance at
                                                                         Citigroup Asset Management from
                                                                         2000 to 2002; Chief Compliance
                                                                         Officer at Soros Fund Management
                                                                         in 2000; Chief Compliance
                                                                         Officer at Prudential Financial
                                                                         from 1995 to 2000; Senior
                                                                         Counsel in the Securities and
                                                                         Exchange Commission's Division
                                                                         of Enforcement in Washington,
                                                                         D.C. from 1990 to 1995.
-----------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino           Secretary         2004 to present          Director of BlackRock, Inc.
P.O. Box 9011                                                            since 2006; Director (Legal
Princeton, NJ 08543-9011                                                 Advisory) of MLIM from 2002 to
Age: 46                                                                  2006; Vice President of MLIM
                                                                         from 1999 to 2002; Attorney
                                                                         associated with MLIM from 1997
                                                                         to 2006; Secretary of MLIM, FAM,
                                                                         FAM Distributors, Inc. and
                                                                         Princeton Services from 2004 to
                                                                         2006.
-----------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Directors

================================================================================

Principal Office of the Fund          Custodian
BlackRock Series Fund, Inc.           For all Portfolios except
Box 9011                              BlackRock Global Allocation Portfolio:
Princeton, NJ 08543-9011
                                      The Bank of New York
                                      100 Church Street
Transfer Agent                        New York, NY 10286
PFPC Inc.
Wilmington, DE 19809                  For BlackRock Global Allocation Portfolio:

                                      Brown Brothers Harriman & Co.
                                      40 Water Street
                                      Boston, MA 02109-3661
--------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Privacy Principles
================================================================================

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) on www.blackrock.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's Portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

59828-12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned at of May 1, 2006), (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

          The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

          Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 -  Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $199,550
                                 Fiscal Year Ending December 31, 2005 - $192,000

        (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                 Fiscal Year Ending December 31, 2005 - $0

        (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $74,607
                                 Fiscal Year Ending December 31, 2005 - $66,765

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                 Fiscal Year Ending December 31, 2005 - $0

        (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the

        Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        (e)(2) 0%

        (f) Not Applicable

        (g) Fiscal Year Ending December 31, 2006 - $3,071,450
            Fiscal Year Ending December 31, 2005 - $5,577,771

        (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

        Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -  Audit Committee of Listed Registrants - Not Applicable

Item 6 -  Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          BlackRock Series Fund, Inc.

          By: /s/ Robert C. Doll, Jr.
              ---------------------------
              Robert C. Doll, Jr.,
              Chief Executive Officer of
              BlackRock Series Fund, Inc.

          Date: February 20, 2007

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By: /s/ Robert C. Doll, Jr.
              ---------------------------
              Robert C. Doll, Jr.,
              Chief Executive Officer of
              BlackRock Series Fund, Inc.

          Date: February 20, 2007

          By: /s/ Donald C. Burke
              ---------------------------
              Donald C. Burke,
              Chief Financial Officer of
              BlackRock Series Fund, Inc.

          Date: February 20, 2007